As filed with the Securities and Exchange Commission on November 30, 2004

1933 Act Reg. No. 33-88316

1940 Act File No. 811-8932

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
POST-EFFECTIVE AMENDMENT NO. 24	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO. 26	☒

Artisan Funds, Inc.

(Registrant)

875 East Wisconsin Avenue, Suite 800

Milwaukee, Wisconsin 53202

Telephone Number: (414) 390-6100

Janet D. Olsen	Cameron S. Avery
Artisan Funds, Inc.	Bell, Boyd & Lloyd LLC
875 East Wisconsin Avenue, Suite 800	Three First National Plaza, Suite 3100
Milwaukee, Wisconsin 53202	Chicago, Illinois 60602

(Agents for Service)

Amending Parts A, B and C and filing Exhibits.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to rule 485(b)

☒	on December 1, 2004 pursuant to rule 485(b)

☐	60 days after filing pursuant to rule 485(a)(1)

☐	on pursuant to rule 485(a)(1)

☐	75 days after filing pursuant to rule 485(a)(2)

☐	on pursuant to rule 485(a)(2)

ARTISAN FUNDS, INC.

INVESTOR SHARES

ARTISAN FUNDS, INC.

ARTISAN INTERNATIONAL FUND

ARTISAN INTERNATIONAL SMALL CAP FUND

ARTISAN INTERNATIONAL VALUE FUND

ARTISAN MID CAP FUND

ARTISAN MID CAP VALUE FUND

ARTISAN SMALL CAP FUND

ARTISAN SMALL CAP VALUE FUND

INVESTOR SHARES

PROSPECTUS

DECEMBER 1, 2004

Investment Management

Practiced with Intelligence

and Discipline is an Art®

Each Artisan Fund is 100% no-load, which means you pay no sales charges. You also pay no 12b-1 fees. However, you bear your share of annual fund operating expenses (including the investment management fee) which are deducted from Fund assets, and you may incur a 2% redemption fee if you redeem or exchange shares you have held 90 days or less of Artisan International Fund, Artisan International Small Cap Fund or Artisan International Value Fund.

Be sure to read this prospectus before you invest, and please keep it on file for future reference. This prospectus presents essential facts about the Artisan Funds, including investment strategies, management fees and services available to you as an investor.

If you have a question about any part of the prospectus, please call 800.344.1770 and an Artisan Funds representative will assist you. You may also obtain more information about Artisan Funds on our website at www.artisanfunds.com.

The Securities and Exchange Commission has not approved or disapproved any of the Funds’ shares or determined whether this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

Artisan Funds, Inc. • P.O. Box 8412 • Boston, MA 02266-8412

ARTISAN INTERNATIONAL FUND

GOAL & PROCESS

GOAL

Artisan International Fund seeks maximum long-term capital growth. The Fund may change this goal without the approval of shareholders.

INVESTMENT PROCESS

Artisan Partners Limited Partnership, the Fund’s adviser, uses a bottom-up investment process to construct a diversified portfolio of international growth companies regardless of market capitalization, concentrating on industries or themes that Artisan believes present accelerating growth prospects and companies Artisan thinks are well positioned to capitalize on that growth. The portfolio has a primary emphasis on developed markets but also invests in emerging markets and is constructed without regard to index weightings.

Artisan identifies investment themes and growth industries from a variety of sources, including empirical observation, extrapolation from trends in the United States, company visits, analyst meetings and other aspects of Artisan’s research process, or ideas that may grow out of successful investments in the portfolio.

The investment team conducts its own fundamental analysis of each potential investment, looking for well-managed companies focused on increasing share- holder value, with sustainable growth prospects, reasonable valuations, and dominant or increasing market shares or direct exposure to an identified theme.

Company visits are a key component of Artisan’s investment process for the Fund, providing an opportunity to develop an understanding of a company, its management and management’s current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme. Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that Artisan believes may lead to sustained earnings growth. Artisan pays careful attention to valuation relative to a company’s market or global industry in choosing investments for the portfolio. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation.

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The Fund typically holds securities representing at least 18-20 countries. The maximum investment in any single country is 20% of the Fund’s net assets at market value at the time of purchase, except the United Kingdom and Japan, in each of which up to 25% of the Fund’s net assets at market value at the time of purchase may be invested. The maximum investment in any single industry is 25% of the Fund’s net assets at market value at the time of purchase, and no more than 5% of the Fund’s net assets (at market value at the time of purchase) may be invested in securities of a single issuer.

The Fund may invest in any region of the world, and may emphasize investments in a particular region or regions from time to time when Artisan believes the growth potential of a region is attractive. Similarly, the Fund might emphasize certain business sectors when Artisan thinks those sectors show greater growth potential than others. The Fund invests primarily in developed markets but also may invest up to 15% of the Fund’s net assets (at market value at time of purchase) in emerging markets. There are no restrictions on the size of the companies in which the Fund may invest.

Under normal market conditions, the Fund is substantially fully invested in common stocks and similar securities, and invests at least 65% of its net assets at market value in stocks of foreign companies in a portfolio that is broadly diversified by country, industry and company. The Fund tries to maintain a cash position of no more than 5% of its net assets, although cash flows from shareholder investments and redemptions and purchases and sales of portfolio securities may cause the Fund’s cash position to be larger or smaller.

The Fund’s investments generally are traded in currencies other than U.S. dollars, so the Fund buys and sells foreign currencies to facilitate transactions in portfolio securities. The Fund usually does not hedge against possible variations in exchange rates, other than in connection with transactions.

The Fund may sell a stock when Artisan thinks the stock is approaching full valuation, changing circumstances affect the original reasons for its purchase, the company exhibits deteriorating fundamentals, or more attractive opportunities are identified.

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ARTISAN INTERNATIONAL SMALL CAP FUND

GOAL & PROCESS

GOAL

Artisan International Small Cap Fund seeks maximum long-term capital growth. The Fund may change this goal without the approval of shareholders.

INVESTMENT PROCESS

Artisan uses a bottom-up investment process to construct a diversified portfolio of smaller international growth companies, concentrating on industries or themes that Artisan believes present accelerating growth prospects and companies Artisan thinks are well positioned to capitalize on that growth. The portfolio invests in both developed and, to a lesser extent, emerging markets and is constructed without regard to index weightings.

Artisan identifies investment themes and growth industries from a variety of sources, including empirical observation, extrapolation from trends in the United States, company visits, analyst meetings and other aspects of Artisan’s research process, or ideas that may grow out of successful investments in the portfolio.

The investment team conducts its own fundamental analysis of each potential investment, looking for well-managed companies focused on increasing share- holder value, with sustainable growth prospects, reasonable valuations, and strong or increasing market shares or direct exposure to an identified theme.

Company visits are a key component of Artisan’s investment process for the Fund, providing an opportunity to develop an understanding of a company, its management and management’s current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme. Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that Artisan believes may lead to sustained earnings growth. Artisan pays careful attention to valuation relative to a company’s market or global industry in choosing investments for the portfolio. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation.

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The Fund may invest in any region of the world, and may emphasize investments in a particular region or regions from time to time when the growth potential of a region is attractive. Similarly, the Fund might emphasize certain business sectors when Artisan thinks those sectors show greater growth potential than others. The maximum investment in any single industry is 25% of the Fund’s net assets at market value at the time of purchase, and no more than 5% of the Fund’s net assets (at market value at the time of purchase) may be invested in securities of a single issuer. The Fund invests primarily in developed markets but also may invest up to 25% of the Fund’s net assets at market value at the time of purchase in emerging markets.

Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (at market value at the time of purchase) in stocks of small foreign companies. A “small” company for this purpose is one with a market capitalization of less than $3 billion at the time of the Fund’s investment. Some of these companies, although small by U.S. standards, might rank among the largest in their countries by market capitalization. The Fund may invest up to 20% of its total assets in larger companies. As long as an investment continues to meet the Fund’s other criteria, the Fund may choose to hold a stock even if the company grows beyond the $3 billion capitalization level. The Fund tries to maintain a cash position of no more than 5% of its net assets, although cash flows from shareholder investments and redemptions and purchases and sales of portfolio securities may cause the Fund’s cash position to be larger or smaller.

The Fund’s investments generally are traded in currencies other than U.S. dollars, so the Fund buys and sells foreign currencies to facilitate transactions in portfolio securities. The Fund usually does not hedge against possible fluctuations in exchange rates, other than in connection with transactions.

The Fund may sell a stock when Artisan thinks the stock is approaching full valuation, changing circumstances affect the original reasons for its purchase, the company exhibits deteriorating fundamentals, or more attractive opportunities are identified.

Artisan International Small Cap Fund is closed to most new investors. See “Investing with Artisan Funds – Who is Eligible to Invest in a Closed Artisan Fund?” for new account eligibility criteria.

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ARTISAN INTERNATIONAL VALUE FUND

GOAL & PROCESS

GOAL

Artisan International Value Fund seeks maximum long-term capital growth. The Fund may change this goal without the approval of shareholders.

INVESTMENT PROCESS

Artisan uses a bottom-up investment process to construct a diversified portfolio of stocks of undervalued non-U.S. companies. The Fund’s investment process is premised on the belief that, over the long-term, the price of a company’s stock will converge with the economic value of the business. The Fund seeks to invest at a significant discount to what Artisan believes is the economic value of the business and hold those securities until that convergence takes place.

Artisan identifies candidates for in-depth research by looking at various valuation parameters and financial ratios, and screening out potential investments in countries or types of securities in which a minority shareholder, like the Fund, would be at an inherent disadvantage. For each candidate identified, Artisan performs its own in-depth fundamental research with the goal of determining the economic value of the business.

Determining the economic value of the business is the heart of the research process. Artisan believes that economic value represents the amount that a buyer would pay to own a company’s future cash flows. Artisan estimates a company’s future earnings, the discounted present value of those earnings, and the multiple of those earnings that a buyer would pay to own the entire company. At this stage of the research process, Artisan considers the quality of a company’s business and its management, including the company’s competitive position, the strength of its balance sheet, its historic returns on capital and free cash flow and whether the management team has demonstrated the ability to build shareholder wealth over time.

Companies that make it through this analytical process are ranked according to the degree of the discount of the current market price of the company’s stock to Artisan’s estimate of its economic value. Artisan assembles the portfolio by taking bigger positions in companies where the discount is greatest and smaller positions in companies with narrower discounts (subject to adjustments for appropriate diversification). Positions usually range from about 1% to not more than 5% of the Fund’s total assets at the time of purchase.

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The focus of the investment process is on individual companies, not on selection of countries or regions. Under normal market conditions, the Fund invests at least 80% of its net assets at market value at the time of purchase in common stocks and other equity securities of non-U.S. companies, including up to 20% of its net assets at market value at the time of purchase in emerging and less developed markets. The Fund normally invests in at least five countries outside the U.S. and does not invest more than 35% of its net assets at market value at the time of purchase in any single country. The maximum investment in any single industry is 25% of the Fund’s net assets (at market value at the time of purchase) and no more than 5% of its net assets (at market value at the time of purchase) may be invested in securities of a single issuer. The Fund may invest in companies of any size. The Fund tries to maintain a cash position of no more than 5% of its net assets, although cash flows from shareholder investments and redemptions and purchases and sales of portfolio securities may cause the Fund’s cash position to be larger or smaller.

The Fund is a long-term investor and focuses on a company’s economic value rather than short-term fluctuations in its stock price. So, if Artisan remains confident about its assessment of economic value, the Fund may add to a position if the stock price declines. On the other hand, the Fund generally will sell when the stock price approaches or exceeds Artisan’s estimate of economic value. The Fund also may sell if changing circumstances make Artisan change its assessment of the company’s economic value, Artisan loses confidence in the company’s management, or more attractive alternatives are identified.

The Fund’s investments generally are traded in currencies other than U.S. dollars, so the Fund buys and sells foreign currencies to facilitate transactions in portfolio securities. The Fund usually does not hedge against possible variations in exchange rates, but exposure to a particular currency that Artisan believes is overvalued may be hedged if the Fund has a substantial position in securities traded in that currency. The Fund may buy and sell currencies for cash at current exchange rates, or using an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.

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ARTISAN MID CAP FUND

GOAL & PROCESS

GOAL

Artisan Mid Cap Fund seeks maximum long-term capital growth. The Fund may change this goal without the approval of shareholders.

INVESTMENT PROCESS

Artisan uses a bottom-up investment process to construct a diversified portfolio of medium-sized U.S. growth companies. Artisan’s investment process focuses on two distinct areas – security selection and capital allocation.

Security Selection

The security selection process has three key elements: buy stocks of companies with franchise characteristics that are selling at attractive valuations and seem well positioned to take advantage of an accelerating profit cycle.

•	Franchise characteristics. These are characteristics that Artisan believes help to protect a company’s stream of cash flow from the effects of competition. Artisan looks for companies with at least two of the following characteristics: low cost production capability; possession of a proprietary asset; dominant market share; or a defensible brand name.

•	Attractive valuations. Through its own fundamental research, Artisan estimates the amount a buyer would pay to buy the entire company (the company’s “intrinsic value” or “private market value”) and buys a stock only if it sells at a discount to that estimate.

•	Accelerating profit cycle. The Fund tries to invest in companies that are well positioned for long-term growth, at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the profit cycle. Companies that Artisan believes are well positioned for long-term growth typically have predictable streams of cash flow through real growth in demand for their products or services and appear to be well positioned to take advantage of opportunities in their markets.

Garden, Crop, Harvest® Investing

The second element of the Fund’s investment process is capital allocation. Artisan divides the portfolio into three parts:

•	GardenSM investing is where the investment process usually begins. Garden investments generally are smaller positions in companies that Artisan believes have a good franchise, attractive valuation and accelerating earnings, but that are at too early a stage in their profit cycle to be confident the investment will be successful.

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•	CropSM investments form the segment of the portfolio intended to hold the companies that are moving into the strongest part of their profit cycles. Through a detailed investment analysis, Artisan determines what it believes is necessary for a company to continue to generate positive earnings. When a company begins to perform consistently with Artisan’s expectations, Artisan generally will increase the Fund’s position in that company and move the stock from Garden investments into Crop investments.

•	When a company’s profit cycle begins to decelerate, or a stock is approaching Artisan’s estimate of its intrinsic value, Artisan moves the stock into HarvestSM investments, and reduces the size of the position.

The Fund is broadly diversified by industry and company, although Artisan may emphasize certain business industries or sectors in the Fund’s portfolio when Artisan thinks those industries or sectors show greater growth potential than others.

The Fund invests primarily in U.S. companies and, under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (at market value at the time of purchase) in the common stocks of medium-sized companies. The Fund defines a medium-sized company as one with a market capitalization within the range of companies in the Russell Midcap® Index. As of September 30, 2004, that Index included companies with capitalizations between approximately $276.4 million and $14.9 billion. Over time, the capitalization range of the companies in the Index will change. As it does, the size of the companies in which the Fund invests may change. Although, as described above, the Fund may invest in a broader capitalization range, the Fund generally maintains median and weighted average market capitalizations of less than $10 billion.

The maximum investment in any single industry is 25% of the Fund’s net assets (at market value at the time of purchase) and no more than 5% of its net assets (at market value at the time of purchase) may be invested in securities of a single issuer. The Fund tries to maintain a cash position of no more than 5% of its net assets, although cash flows from shareholder investments and redemptions and purchases and sales of portfolio securities may cause the Fund’s cash position to be larger or smaller.

The Fund may sell a stock when Artisan thinks the stock is approaching full valuation, changing circumstances affect the original reasons for its purchase, the company exhibits deteriorating fundamentals, or more attractive opportunities are identified.

Artisan Mid Cap Fund is closed to most new investors. See “Investing with Artisan Funds – Who is Eligible to Invest in a Closed Artisan Fund?” for new account eligibility criteria.

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ARTISAN MID CAP VALUE FUND

GOAL & PROCESS

GOAL

Artisan Mid Cap Value Fund seeks maximum long-term capital growth. The Fund may change this goal without the approval of shareholders.

INVESTMENT PROCESS

Artisan Mid Cap Value Fund invests in a diversified portfolio of stocks of medium-sized U.S. companies that Artisan believes are undervalued, in solid financial condition and provide a controlled level of risk. The Fund purchases a stock only at a price that is below Artisan’s estimate of the value of the business. In looking for bargains, Artisan uses its own research process. The focus is on individual companies, rather than on trends in the economy or securities markets. The Fund often finds investment opportunities in companies that have one or more of the following characteristics:

•	Turnarounds. At times, the Fund invests in companies that have had poor results due to company-specific and/or industry-wide conditions that Artisan believes will not continue indefinitely.

•	Companies in transition. A company’s stock price may not reflect positive change in the business such as new management, new products or a cyclical uptrend in an industry. Artisan tries to identify investments for the Fund ahead of broad recognition of changes that, logically, could cause the stock’s price to rise.

•	Companies with hidden assets. Undervalued real estate, unrecognized business lines and other “hidden” assets may not be given enough credit by investors, providing investment opportunities for the Fund.

•	Earnings shortfalls. The Fund may invest in a company in a group or industry that is out of favor, or whose earnings have disappointed, causing its stock price to drop below Artisan’s estimate of the value of the business and creating the potential for patient investors to benefit when those earnings improve.

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For the Fund to purchase a stock, a bargain price alone is not enough. To further manage investment risk, Artisan does its own in-depth financial analysis, looking for three other attributes:

•	Undemanding valuation. Artisan seeks companies selling at a price significantly below Artisan’s estimate of the value of the business. Artisan believes that a stock’s current price reflects a consensus view of the company’s future prospects. In situations where expectations are muted and the valuation, by Artisan’s analysis, is modest, Artisan believes the risk and reward may be skewed in the buyer’s favor.

•	Favorable economics. Artisan favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle. Artisan believes companies with these characteristics are less likely to experience eroding values over the long term.

•	Financial strength. Artisan favors companies with an acceptable level of debt and positive cash flow, which Artisan believes represents financial flexibility and strength.

The Fund invests primarily in U.S. companies and, under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (at market value at the time of investment) in the common stocks of medium-sized companies. The Fund defines a medium-sized company as one with a market capitalization between $1.5 billion and $10 billion. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to hold a stock even if the company grows beyond the $10 billion capitalization level or falls below the $1.5 billion capitalization level.

The maximum investment in any single industry is 25% of the Fund’s net assets (at market value at the time of purchase) and no more than 5% of its net assets (at market value at the time of purchase) may be invested in securities of a single issuer. The Fund tries to maintain a cash position of no more than 5% of its net assets, although cash flows from shareholder investments and redemptions and purchases and sales of portfolio securities may cause the Fund’s cash position to be larger or smaller.

The Fund may sell a stock when Artisan thinks the stock is too expensive compared to Artisan’s estimate of the company’s intrinsic value, changing circumstances affect the original reasons for a company’s purchase, the company exhibits deteriorating fundamentals or more attractive alternatives are identified.

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ARTISAN SMALL CAP FUND

GOAL & PROCESS

GOAL

Artisan Small Cap Fund seeks maximum long-term capital growth. The Fund may change this goal without the approval of shareholders.

INVESTMENT PROCESS

Artisan uses a bottom-up investment process to construct a diversified portfolio of small-cap U.S. growth companies. The Fund’s focus is on well-managed companies whose growth and profit potential are not yet fully recognized by investors.

The Fund’s investment process focuses on two key areas – security selection and portfolio construction.

Security Selection

As a first step in the security selection process, Artisan applies quantitative assessments to companies with market capitalizations between $200 million and $1.5 billion to identify companies meeting Artisan’s standards for earnings growth and sustainable growth prospects, positive cash flow and trading liquidity. Artisan then analyzes a company’s earnings and growth prospects, competitive advantages and returns on invested capital, and estimates the company’s intrinsic value.

•	Earnings growth. Artisan believes that sustainable earnings growth is a function of competitive advantages and a management team focused on increasing value for shareholders. Artisan conducts a thorough assessment of the fundamentals of the business including the potential for industry growth and any catalysts that could accelerate the company’s growth potential. Through its research, Artisan analyzes a company’s operating history, financial health, and prospects for growth. Through face-to-face meetings, it assesses the quality of management and leadership – a factor Artisan believes is critical in small company success.

•	Competitive advantages. A sustainable competitive advantage is critical to producing above-average growth and profitability. A company’s competitive advantage may come from, among other things, barriers to entry, having a strong brand name, powerful distribution of the company’s products, price advantages through low-cost production capability, significant or dominant market share, or proprietary technology.

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•	Return on invested capital. Artisan believes that, over time, a company with improving returns on its invested capital will be rewarded with a higher valuation. Artisan determines how much capital investment is needed to achieve a company’s continued growth and analyzes management’s ability to use that capital in the most effective way to support that growth. Artisan frequently meets with company management to discuss the company’s goals and strategies, with a particular focus on whether management is efficiently allocating capital employed in the business.

•	Intrinsic value. Artisan estimates a company’s intrinsic value – the value Artisan thinks a buyer would pay to buy the entire company. Having an estimate of intrinsic value gives Artisan a benchmark against which to measure whether a prospective investment is undervalued, and if so, to what degree. Because the intrinsic value of a business is less volatile than its stock price, Artisan bases its buy and sell targets for a company’s stock on its intrinsic value estimates.

Portfolio Construction

The Fund invests primarily in U.S. companies and, under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (at market value at the time of investment) in the common stocks of small companies with market capitalizations of less than $1.5 billion. The Fund is broadly diversified across industries and sectors with a goal of having some participation in almost every area of the market in which potential investments meet Artisan’s basic growth criteria, without extraordinary concentration in any single sector. The weighting of any individual position reflects Artisan’s assessment of the stock’s current risk/reward potential, but generally does not exceed 3% of the Fund’s net assets at market value at the time of purchase. The maximum investment in any single industry is 25% of the Fund’s net assets at market value at the time of purchase. The Fund tries to maintain a cash position of no more than 5% of its net assets, although cash flows from shareholder investments and redemptions and purchases and sales of portfolio securities may cause the Fund’s cash position to be larger or smaller.

Artisan monitors each holding closely, evaluating new information relative to the original reasons for investing. The Fund may sell a stock when the stock price achieves Artisan’s sell target, changing circumstances affect the original reasons for the investment or more attractive alternatives exist.

Artisan Small Cap Fund intends to close to most new investors when it reaches about $400 million in total assets or at such earlier time as Artisan believes would be in the best interests of the Fund and its shareholders. See “Investing with Artisan Funds – Who is Eligible to Invest in a Closed Artisan Fund?” for new account eligibility criteria.

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ARTISAN SMALL CAP VALUE FUND

GOAL & PROCESS

GOAL

Artisan Small Cap Value Fund seeks long-term capital growth. The Fund may change this goal without the approval of shareholders.

INVESTMENT PROCESS

Artisan Small Cap Value Fund invests in a diversified portfolio of small-cap U.S. stocks that Artisan believes are undervalued and provide a controlled level of risk. The Fund purchases a stock only at a price that is below Artisan’s estimate of the value of the business. In looking for bargains, Artisan uses its own research process. The focus is on individual companies, rather than on trends in the economy or securities markets. The Fund often finds investment oppor- tunities in companies that have one or more of the following characteristics:

•	Turnarounds. At times, the Fund invests in companies that have had poor results, but that Artisan believes will be able to improve substantially.

•	Undiscovered or unsponsored stocks. There need not be something wrong with a company to qualify it as a bargain. Sometimes a company is little known to the investing public and lacks a following among investors, so it becomes undervalued.

•	Companies with hidden assets. Undervalued real estate, unrecognized business lines and other “hidden” assets may not be given enough credit by investors, providing investment opportunities for the Fund.

•	Companies in the process of major change. A company’s stock price may not reflect positive change in the business until that change shows up in the financial results. Artisan tries to identify investments for the Fund ahead of broad recognition of changes that, logically, could cause the stock’s price to rise.

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For the Fund to purchase a stock, a bargain price alone is not enough. To further manage investment risk, Artisan does its own in-depth financial analysis, looking for two other attributes:

•	Financial strength. Artisan favors companies with little debt and positive cash flow.

•	Favorable economics. Artisan believes a company with acceptable returns on capital and free cash flow over the company’s business cycle is less likely to experience eroding values over the long term.

The Fund invests primarily in U.S. companies and, under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (at market value at the time of investment) in the common stocks of small companies with market capitalizations less than $1.5 billion. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to hold a stock even if the company grows beyond the $1.5 billion capitalization level.

The maximum investment in any single industry is 25% of the Fund’s net assets (at market value at the time of purchase) and no more than 5% of its net assets (at market value at the time of purchase) may be invested in securities of a single issuer. The Fund tries to maintain a cash position of no more than 5% of its net assets, although cash flows from shareholder investments and redemptions and purchases and sales of portfolio securities may cause the Fund’s cash position to be larger or smaller.

The Fund may sell a stock when Artisan thinks the stock is too expensive compared to Artisan’s estimate of the company’s intrinsic value, changing circumstances affect the original reasons for a company’s purchase, the company exhibits deteriorating fundamentals or more attractive alternatives are identified.

Artisan Small Cap Value Fund is closed to most new investors. See “Investing with Artisan Funds – Who is Eligible to Invest in a Closed Artisan Fund?” for new account eligibility criteria.

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PRINCIPAL RISKS YOU SHOULD CONSIDER

Like all mutual funds that invest primarily in stocks, the Artisan Funds take investment risks and it is possible for you to lose money by investing in a Fund. Each portfolio management team’s ability to choose suitable investments for a Fund has a significant impact on that Fund’s ability to achieve its investment objective. An investment in a Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The principal risks that apply to all of the Funds include:

•	Stock Market Risks. The Funds invest primarily in common stocks and other equity securities. Over time, stocks have shown greater growth than other types of securities. In the short-term, however, stock prices fluctuate widely in response to company, market, economic or other news.

•	Risks of Emphasizing a Region, Sector or Industry. If a Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

•	Risks of Investing in IPOs. Each Fund may participate in the initial public offering (IPO) market. When a Fund is small, IPOs may greatly increase the Fund’s total return. But, as the Fund grows larger, the Fund is unlikely to achieve the same level of total return from IPOs. Investing in IPOs is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies.

•	Impact of Actions by Other Shareholders. Each Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an impact on the Fund and on other investors. For example, significant levels of new investments may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause a Fund to sell portfolio securities or borrow funds, which might generate a capital gain or loss or cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just those investors who redeemed. Shareholder purchase and redemption activity may also affect the per share amount of a Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax.

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The principal investment risks specific to each Fund follow:

RISKS	Int’l	Int’l Small Cap	Int’l Value	Mid Cap	Mid Cap Value	Small Cap	Small Cap Value
Currency Risks	•	•	•
Emerging Market Risks	•	•	•
Foreign Investing Risks	•	•	•
Growth Investing Risks	•	•		•		•
Medium-sized Company Risks	•		•	•	•
Small Company Risks	•	•	•			•	•
Value Investing Risks			•		•		•

•	Currency Risks. Foreign securities usually are denominated and traded in foreign currencies, while each Fund values its assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate daily. As a result, the values of a Fund’s non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. For example, Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund are likely to have a significant portion of their assets invested in securities denominated in the euro, so the exchange rate between the euro and the U.S. dollar is likely to have a significant impact on the value of each of those Fund’s investments. On occasion, Artisan International Value Fund may try to hedge against the risk of loss resulting from currency fluctuation. There can be no guarantee that any hedging activity will be undertaken or, if undertaken, will be successful. Hedging activity or use of forward foreign currency contracts may reduce the risk of loss from currency revaluations, but also may reduce or limit the opportunity for gain.

•	Emerging Markets Risks. The risks of foreign investments typically are greater in emerging markets. For example, political and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed. These countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

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PRINCIPAL RISKS YOU SHOULD CONSIDER

(CONTINUED)

•	Foreign Investing Risks. Foreign stocks as an asset class may underperform U.S. stocks, and foreign stocks may be more volatile than U.S. stocks. Risks relating to investments in foreign securities (including American Depositary Receipts or “ADRs”) include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices and political instability.

•	Growth Investing Risks. Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth Artisan anticipated.

•	Medium-sized Company Risks. Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of large companies. Compared to large companies, medium-sized companies typically may have analyst coverage by fewer Wall Street firms – meaning they may trade at prices that reflect incomplete or inaccurate information. During some periods, stocks of medium-sized companies, as an asset class, have underperformed the stocks of small and large companies.

•	Small Company Risks. Stocks of small companies tend to be more volatile and less liquid than stocks of large companies. Compared to large companies, small companies typically may have analyst coverage by fewer Wall Street firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Small companies may have a shorter history of operations, less access to financing, and a less diversified product line – making them more susceptible to market pressures and more likely to have a volatile stock price. During some periods, stocks of small companies, as an asset class, have underperformed the stocks of larger companies.

•	Value Investing Risks. Value stocks may fall out of favor with investors and underperform other asset types during given periods. The price of a company’s stock may never reach the level Artisan considers its economic value.

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EIGHTEEN

PERFORMANCE

The following bar charts show the Artisan Funds’ calendar year by year returns. This information shows how the Funds’ returns have varied over time (one kind of investment risk). Performance results include the effect of expense reduction arrangements, if any. If those arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. How the Funds have performed in the past does not necessarily indicate how they will perform in the future.

Fund performance may be materially different by the time you receive this prospectus. For more current performance information, call 800.344.1770 or visit www.artisanfunds.com

CALENDAR YEAR BY YEAR TOTAL RETURNS

The calendar year-to-date total return as of September 30, 2004 was 2.22%.

The calendar year-to-date total return as of September 30, 2004 was 5.06%.

Artisan International Small Cap Fund’s investments in initial public offerings (IPOs) made a material contribution to the Fund’s performance. IPO investments are not an integral component of the Fund’s investment process and may not be available in the future.

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NINETEEN

PERFORMANCE (CONTINUED)

The calendar year-to-date total return as of September 30, 2004 was 14.59%.

The calendar year-to-date total return as of September 30, 2004 was 1.36%.

The calendar year-to-date total return as of September 30, 2004 was 13.59%.

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TWENTY

The calendar year-to-date total return as of September 30, 2004 was 6.63%.

The calendar year-to-date total return as of September 30, 2004 was 9.64%.

During the periods included in the bar charts above, each Fund’s highest and lowest quarterly returns were as follows:

Artisan Fund	High	Quarter	Low	Quarter
Artisan International Fund	49.10%	12/31/99	-21.38%	9/30/02
Artisan International Small Cap Fund	26.83	6/30/03	-13.43	9/30/02
Artisan International Value Fund	27.42	6/30/03	-3.68	3/31/03
Artisan Mid Cap Fund	37.66	12/31/99	-22.47	9/30/01
Artisan Mid Cap Value Fund	16.40	6/30/03	-14.51	9/30/02
Artisan Small Cap Fund	25.49	12/31/01	-25.99	9/30/98
Artisan Small Cap Value Fund	21.44	6/30/99	-20.15	9/30/98

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TWENTY-ONE

PERFORMANCE (CONTINUED)

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED 12/31/2003)

The following table shows the Funds’ average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2003. The index information is intended to permit you to compare each Fund’s performance to a broad measure of market performance.

The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in a Fund. A Fund’s “Return after taxes on distributions” shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. A Fund’s “Return after taxes on distributions and sale of Fund shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some instances, the “Return after taxes on distributions and sale of Fund shares” may be greater than the “Return before taxes” because you are assumed to be able to use any capital loss realized on the sale of Fund shares to offset other taxable capital gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

FOR PERIODS ENDED 12/31/03
Artisan Fund/Index	1-Year	5-Year	Since Inception[1]
Artisan International Fund
Return before taxes	29.14%	7.39%	12.81%
Return after taxes on distributions	28.94	6.08	11.33
Return after taxes on distributions and sale of Fund shares	19.17	5.72	10.50
MSCI EAFE® Index[2] (reflects no deduction for fees, expenses or taxes)	38.59	-0.05	3.25
Artisan International Small Cap Fund
Return before taxes	63.00%	N/A	26.90%
Return after taxes on distributions	61.61	N/A	26.31
Return after taxes on distributions and sale of Fund shares	41.44	N/A	22.96
MSCI EAFE® Small Cap Index (reflects no deduction for fees, expenses or taxes)	61.35	N/A	22.93
Artisan International Value Fund
Return before taxes	56.59%	N/A	48.97%
Return after taxes on distributions	55.49	N/A	48.15
Return after taxes on distributions and sale of Fund shares	37.00	N/A	41.51
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	38.59	N/A	36.11

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Artisan Fund/Index	1-Year	5-Year	Since Inception[1]
Artisan Mid Cap Fund
Return before taxes	31.80%	14.24%	20.26%
Return after taxes on distributions	31.80	13.55	18.48
Return after taxes on distributions and sale of Fund shares	20.67	12.06	16.83
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	40.06	7.23	9.28
Artisan Mid Cap Value Fund
Return before taxes	36.83%	N/A	13.15%
Return after taxes on distributions	36.36	N/A	12.87
Return after taxes on distributions and sale of Fund shares	24.29	N/A	11.20
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	40.06	N/A	8.41
Artisan Small Cap Fund
Return before taxes	43.52%	6.18%	9.01%
Return after taxes on distributions	43.52	5.84	7.50
Return after taxes on distributions and sale of Fund shares	28.29	5.17	7.04
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	47.25	7.13	10.57
Artisan Small Cap Value Fund
Return before taxes	40.54%	16.59%	12.54%
Return after taxes on distributions	40.24	15.12	10.98
Return after taxes on distributions and sale of Fund shares	26.68	13.65	9.97
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	47.25	7.13	4.75

[1]	Fund inception dates: International Fund – 12/28/95, International Small Cap Fund – 12/21/01, International Value Fund – 9/23/02, Mid Cap Fund – 6/27/97, Mid Cap Value Fund – 3/28/01, Small Cap Fund – 3/28/95 and Small Cap Value Fund – 9/29/97. All returns reflect reinvested dividends.
[2]	MSCI EAFE® performance starts 12/31/95.

DESCRIPTIONS OF INDICES

•	Morgan Stanley Capital International, Inc. (MSCI) EAFE® Index is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada.

•	Morgan Stanley Capital International, Inc. (MSCI) EAFE® Small Cap Index is an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada.

•	Russell Midcap® Index is an unmanaged, market-weighted index of about 800 medium-sized U.S. companies.

•	Russell 2000® Index is an unmanaged, market-weighted index of about 2,000 small U.S. companies.

All of the indices are unmanaged and market-weighted and their returns include net reinvested dividends but, unlike the Funds’ returns, do not reflect the payment of sales commissions or other expenses incurred in the purchase or sale of the securities included in the indices. Morgan Stanley & Co. and The Frank Russell Company are the respective owners of the trademarks, service marks and copyrights related to the MSCI EAFE, MSCI EAFE Small Cap, Russell Midcap and Russell 2000 indices.

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TWENTY-THREE

FEES & EXPENSES

Below are the fees and expenses that you may pay if you buy and hold shares of an Artisan Fund.

Shareholder Fees (fees paid directly from your investment):

Fees	Int’l		Int’l Small Cap		Int’l Value		Mid Cap	Mid Cap Value	Small Cap	Small Cap Value
Maximum Sales Charge (Load) Imposed on Purchases	None		None		None		None	None	None	None
Exchange Fee	None	[1]	None	[1]	None	[1]	None	None	None	None
Redemption Fee	2.00%[1]		2.00%[1]		2.00%[1]		None	None	None	None

Annual Fund Operating Expenses2 (expenses that are deducted from Fund assets):

Expenses	Int’l	Int’l Small Cap	Int’l Value	Mid Cap	Mid Cap Value	Small Cap	Small Cap Value
Management Fees	0.93%	1.25%	1.00%	0.94%	1.00%	1.00%	0.98%
Distribution (12b-1) Fees	None	None	None	None	None	None	None
Other Expenses	0.29	0.32	0.56	0.25	0.39	0.27	0.20
Total Annual Fund Operating Expenses	1.22	1.57	1.56	1.19	1.39	1.27	1.18

[1]	Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund will charge you a 2.00% redemption fee when you sell or exchange shares owned for 90 days or less. For more information about the redemption fee, see “Shareholder & Account Procedures – Redemptions (Selling Shares).”

[2]	Based on the fiscal year ended September 30, 2004.

Example. The example is intended to help you compare the cost of investing in an Artisan Fund with that of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that you earn a 5% return each year, and that operating expenses remain constant. The example is for illustration only. It is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

Time Period	Int’l	Int’l Small Cap	Int’l Value	Mid Cap	Mid Cap Value	Small Cap	Small Cap Value
1 year	$124	$160	$159	$121	$142	$129	$120
3 years	387	496	493	378	440	403	375
5 years	670	855	850	654	761	697	649
10 years	1,477	1,867	1,856	1,443	1,669	1,534	1,432

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TWENTY-FOUR

ORGANIZATION, MANAGEMENT & MANAGEMENT FEES

Organization. Each Artisan Fund is a series of Artisan Funds, Inc. Artisan International Fund and Artisan Mid Cap Fund offer two classes of shares –Investor Shares and Institutional Shares. This prospectus describes Investor Shares. Institutional Shares are offered through a separate prospectus.

Management. Each Artisan Fund is managed by Artisan Partners Limited Partnership (Artisan Partners), which selects the Fund’s investments and handles its business affairs under the direction of Artisan Funds’ board of directors. Artisan Partners was organized in 1994 and, as of November 1, 2004, managed approximately $35.9 billion for Artisan Funds and other institutional clients. Artisan Partners is a limited partnership managed by its general partner, Artisan Investment Corporation. Its address is Artisan Partners Limited Partnership, 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin, 53202-5402.

PORTFOLIO MANAGERS

The portfolio managers of each of the Artisan Funds are identified in the following paragraphs. Each portfolio manager is responsible for management of the designated Fund as well as other Artisan Partners client portfolios.

ARTISAN INTERNATIONAL FUND AND ARTISAN INTERNATIONAL SMALL CAP FUND

Artisan International Fund and Artisan International Small Cap Fund have been managed since their inception by Mark L. Yockey, CFA. Mr. Yockey is a Managing Director of Artisan Partners and a Vice President of Artisan Funds. He joined Artisan Partners in December 1995 and has managed Artisan Partners’ international growth strategies since that time. Mr. Yockey holds B.A. and M.B.A. degrees from Michigan State University.

ARTISAN INTERNATIONAL VALUE FUND

Artisan International Value Fund is managed by N. David Samra. Mr. Samra is a Managing Director of Artisan Partners and a Vice President of Artisan Funds. He joined Artisan Partners in May 2002 and has been Portfolio Manager of Artisan Partners’ international value strategy since its inception. Prior to joining Artisan Partners, Mr. Samra was employed by Harris Associates L.P. from August 1997 through May 2002, where he was a Senior Analyst on the Oakmark International and Oakmark International Small Cap Funds. Mr. Samra holds a B.S. from Bentley College and an M.B.A. from Columbia Business School.

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TWENTY-FIVE

ORGANIZATION, MANAGEMENT & MANAGEMENT FEES (CONTINUED)

ARTISAN MID CAP FUND

Artisan Mid Cap Fund is managed by Andrew C. Stephens, Lead Portfolio Manager, and James D. Hamel, CFA, Associate Portfolio Manager.

Mr. Stephens is a Managing Director of Artisan Partners and a Vice President of Artisan Funds. He joined Artisan Partners in March 1997 and has been Portfolio Manager of Artisan Mid Cap Fund and Artisan Partners’ mid-cap growth strategy since inception. Mr. Stephens holds a B.S. degree in Economics from the University of Wisconsin – Madison.

Mr. Hamel joined Artisan Partners in May 1997 as an Analyst working with Mr. Stephens on Artisan Partners’ mid-cap growth strategy, including the Fund. He has been Associate Portfolio Manager of Artisan Mid Cap Fund since October 2001. Mr. Hamel holds a B.S. in Finance from the University of Minnesota – Minneapolis.

ARTISAN MID CAP VALUE FUND

Artisan Mid Cap Value Fund is co-managed by James C. Kieffer, CFA and Scott C. Satterwhite, CFA.

Mr. Kieffer is a Managing Director of Artisan Partners and a Vice President of Artisan Funds. He has co-managed Artisan Mid Cap Value Fund since November 2001 and has been Portfolio Co-Manager of Artisan Small Cap Value Fund since July 2000. Mr. Kieffer was an Analyst working with Mr. Satterwhite on Artisan Partners’ small-cap value strategy, including the Small Cap Value Fund, from that Fund’s inception through June 2000. Mr. Kieffer holds a B.A. degree in Economics from Emory University.

Mr. Satterwhite is a Managing Director of Artisan Partners and a Vice President of Artisan Funds. He has co-managed Artisan Mid Cap Value Fund since November 2001 and has managed Artisan Small Cap Value Fund and Artisan Partners’ small-cap value strategy since inception. Mr. Satterwhite earned his B.A. degree from the University of the South and M.B.A. from Tulane University.

ARTISAN SMALL CAP FUND

Artisan Small Cap Fund is co-managed by Carlene Murphy Ziegler, CFA, Marina T. Carlson, CFA and Craigh A. Cepukenas, CFA.

Ms. Ziegler is a Managing Director of Artisan Partners and a Director and a Vice President of Artisan Funds. She has managed Artisan Small Cap Fund and

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TWENTY-SIX

Artisan Partners’ small-cap growth strategy since inception. Ms. Ziegler holds B.A. and M.A. degrees from the University of Illinois and an M.B.A. from the University of Chicago Graduate School of Business.

Ms. Carlson is a Managing Director of Artisan Partners and a Vice President of Artisan Funds. She has been Portfolio Co-Manager of Artisan Small Cap Fund since April 1999. Ms. Carlson holds a B.B.A. in Finance from Drake University and an M.B.A. in Finance from DePaul University.

Mr. Cepukenas joined Artisan Partners in October 1995 as an analyst working on Artisan Partners’ small-cap growth strategy, including the Fund. He has been Portfolio Co-Manager of Artisan Small Cap Fund since September 2004. Mr. Cepukenas holds a B.S. in Economics from the University of Wisconsin – Madison and an M.B.A. from the University of Chicago Graduate School of Business.

ARTISAN SMALL CAP VALUE FUND

Artisan Small Cap Value Fund is co-managed by Scott C. Satterwhite, CFA and James C. Kieffer, CFA.

Mr. Satterwhite is a Managing Director of Artisan Partners and a Vice President of Artisan Funds and has managed Artisan Small Cap Value Fund and Artisan Partners’ small-cap value strategy since inception. He has also been Portfolio Co-Manager of Artisan Mid Cap Value Fund since November 2001. Mr. Satterwhite earned his B.A. degree from the University of the South and M.B.A. from Tulane University.

Mr. Kieffer is a Managing Director of Artisan Partners and a Vice President of Artisan Funds, and has been Portfolio Co-Manager of Artisan Small Cap Value Fund since July 2000 and of Artisan Mid Cap Value Fund since November 2001. Mr. Kieffer was an Analyst working with Mr. Satterwhite on Artisan Partners’ small-cap value strategy, including the Fund, from the Fund’s inception through June 2000. Mr. Kieffer holds a B.A. degree in Economics from Emory University.

MANAGEMENT FEES

Each Fund pays a management fee to Artisan Partners for serving as its investment adviser and providing administrative services. The annual fee is determined as a percentage of average daily net assets. For the fiscal year ended September 30, 2004, the management fees paid by the Funds were at the following annual rates as a percentage of average daily net assets:

Artisan International Fund	0.93%
Artisan International Small Cap Fund	1.25%
Artisan International Value Fund	1.00%
Artisan Mid Cap Fund	0.94%
Artisan Mid Cap Value Fund	1.00%
Artisan Small Cap Fund	1.00%
Artisan Small Cap Value Fund	0.98%

The management fee and other expenses related to a Fund’s operations are reflected in its net asset value.

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TWENTY-SEVEN

INVESTING WITH ARTISAN FUNDS

MINIMUM INVESTMENTS

To open an account	$1,000*
To add to an account	$50*
Minimum balance required	$500*
*	A Fund will waive the initial minimum of $1,000 if you invest through the Automatic Investment Plan. See “How to Buy Shares – Automatic Investment Plan.” A Fund may also waive the initial minimum or subsequent investment requirements for an account held through an authorized agent. See “Shareholder & Account Procedures – Authorized Agents.”

WHO CAN INVEST IN THE ARTISAN FUNDS?

To invest in the Artisan Funds, you must be an adult U.S. citizen or resident or a U.S. entity with a U.S. tax identification (social security) number. You must invest at least the minimum amount shown under “Minimum Investments.” You may not place transactions in your account for the benefit of any person other than yourself (except for a transfer of shares to another account). If Artisan Funds determines that the registered owner of an account has permitted another person or entity who is not the registered or beneficial owner of the account to hold shares through that account, the Funds may reject future purchases in that account and any related accounts.

Shares of the Artisan Funds are qualified for sale only in the U.S. and its territories and possessions. The Artisan Funds generally do not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses. Some of the Artisan Funds are closed to most new investors. To find out if you’re eligible to invest in a closed Artisan Fund, see “Who is Eligible to Invest in a Closed Artisan Fund?”

IMPORTANT INFORMATION ABOUT OPENING AN ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an Artisan Funds account, you must provide certain identifying information on your account application and agree that no transactions will be made through that account for the benefit of persons other than the registered owners listed on the application or the beneficial owners of that account, if the account is held through a financial intermediary or plan sponsor with whom Artisan Funds or its distributor has an agreement. If you are transferring the ownership of your account, you also will need to provide identification information about the transferee. The information required for each type of account is described under “Select the Account That’s Right For You.” If you fail to provide the appropriate information to the Funds, the Funds may try to contact you to obtain the necessary information. If you are unable to

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provide the requested information, the Funds are unable to contact you within the period of time the Funds consider appropriate, or the Funds believe that the nature of the information needed is such that follow-up contact is not appropriate, your application will be rejected and the monies received to establish your account will be returned to you. For some investors and types of accounts, this could have adverse consequences. For example, an IRA holder with a limited amount of time to accomplish a rollover of IRA assets could suffer unfavorable tax consequences as a result of the Funds’ inability to process an application. As a result, it is very important that the application be filled out completely. If you have questions about completing your application, please call 800.344.1770.

After your account is established, the Funds are required to take steps to verify your identity. These actions may include checking your identifying information against various databases. The Funds also may ask to see identifying documents, such as a driver’s license or other state identification card for an individual or a business license for an entity, to verify your identity. Certain types of accounts are exempt from the verification requirements. Please see the specific information under “Select the Account That’s Right for You” to determine whether your account is exempt. If the Funds are unable to verify your identity from the information you provide, your account will be closed and the redemption proceeds will be paid to you. You will receive the share price next calculated after the Funds determine that they are unable to verify your identity (so your redemption proceeds may be more or less than the amount you paid for your shares and the redemption may be a taxable transaction). See “Shareholder and Account Procedures – Anti-Money Laundering Compliance” for more information.

INFORMATION ABOUT INAPPROPRIATE TRADING

Artisan Funds attempts to identify investors who appear to engage in trading the Funds consider inappropriate, which may include frequent or short-term trading, and to take reasonable steps to deter such activity. The Funds cannot always identify or reasonably detect frequent, short-term or other inappropriate trading.

The nature of the efforts undertaken and the resulting action by Artisan Funds depends, among other things, on the type of shareholder account. If Artisan Funds believes that an investor has engaged in frequent, short-term or other inappropriate trading, it may reject future purchases of Fund shares in that account or related accounts, or by that investor, with or without prior notice; reject a particular purchase order; limit exchanges among Artisan Funds; and/or refuse to open an account. If inappropriate trading is detected in an omnibus account registered in the name of a financial intermediary or plan sponsor, Artisan Funds may request that the intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading.

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INVESTING WITH ARTISAN FUNDS

(CONTINUED)

Rejection of future purchases by a retirement plan because of inappropriate trading activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in inappropriate trading. To avoid those collateral consequences, for retirement plans, Artisan Funds generally will communicate with the intermediary or plan sponsor and request that the intermediary or plan sponsor take action to cause the inappropriate trading by that participant or participants to cease. If inappropriate trading recurs, Artisan Funds may refuse all future purchases from the plan, including those of plan participants not involved in the inappropriate activity.

A financial intermediary through which you may purchase shares of a Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Funds’ consent or direction to undertake those efforts, but the Funds may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Funds and discussed in this prospectus. The Fund’s ability to impose restrictions on trading activity with respect to accounts traded through a particular intermediary may vary depending on the system capabilities, applicable contractual and legal restrictions and cooperation of the particular intermediary. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

The identification of inappropriate trading involves judgments that are inherently subjective and the above actions alone or taken together with the other means by which Artisan Funds seeks to discourage certain types of inappropriate trading (through the use of short-term redemption fees on certain Funds and fair value pricing, for example) cannot eliminate the possibility that inappropriate trading activity in the Funds will occur. Trading activity, appropriate or inappropriate, may affect the Fund and other shareholders. See “Principal Risks You Should Consider – Impact of Actions by Other Shareholders.”

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WHO IS ELIGIBLE TO INVEST IN A CLOSED ARTISAN FUND?

Artisan International Small Cap Fund, Artisan Small Cap Value Fund and Artisan Mid Cap Fund are closed to most new investors. Artisan Small Cap Fund has announced that it intends to close to most new investors as more fully described under “Goal & Process.” The following eligibility criteria apply to a Fund when it is closed. The Funds do not permit investors to pool their investments in order to meet the eligibility requirements, except as otherwise discussed below. Unless specified below, each individual in a pooled vehicle must meet one of the eligibility requirements set forth below.

If you are a shareholder in a Fund when it closes, you may make additional investments in that Fund and reinvest your dividends and capital gain distributions, even though the Fund has closed, unless Artisan considers such additional purchases to be not in the best interests of the Fund in which that account is maintained and its other shareholders.

You may open a new account in a closed Fund only if that account meets the Funds’ other criteria (for example, minimum initial investment) and:

•	you are already a shareholder (in your own name or as beneficial owner of shares held in someone else’s name) of that Fund;

•	you are a shareholder with combined balances of $100,000 in any of the Artisan Funds (in your own name or as beneficial owner of shares held in someone else’s name);

•	your business or other organization is already a shareholder of the Fund and you are opening an account for an employee benefit plan sponsored by that organization or an affiliated organization;

•	you are transferring or “rolling over” into a Fund IRA account from an employee benefit plan through which you held shares of the Fund (if your plan doesn’t qualify for rollovers you may still open a new account with all or part of the proceeds of a distribution from the plan);

•	you are an employee benefit plan sponsored by an organization that also sponsors (or is an affiliate of an organization that sponsors) another employee benefit plan account that is a shareholder of the Fund as of the date the Fund closed;

•	you are a director or officer of Artisan Funds, or a partner or employee of Artisan Partners or its affiliates, or a member of the immediate family of any of those people;

•	you are a client of Artisan Partners, you are a client of a consultant that has a business relationship with Artisan Partners, or you have an existing business

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INVESTING WITH ARTISAN FUNDS

(CONTINUED)

relationship with Artisan Partners and, in the judgment of Artisan Partners, your investment in the Fund would not adversely affect Artisan Partners’ ability to manage the Fund effectively;

•	you are a client of a financial advisor or a financial planner who had at least $500,000 of client assets invested with the Fund or at least $1,000,000 of client assets invested with Artisan Funds as of the date on which the Fund closed, or at the time of your application; or

•	you are a client of a broker-dealer sponsor of a fee-based mutual fund program in which shares of the Fund are offered pursuant to an agreement with Artisan Funds or Artisan Distributors LLC.

An employee benefit plan which is a Fund shareholder may continue to buy shares in the ordinary course of the plan’s operations, even for new plan participants. An eligible financial advisor or planner may continue to buy shares for existing and new clients.

In order to further limit the growth of assets of Artisan International Small Cap Fund, Artisan Mid Cap Fund (effective January 24, 2005) and Artisan Small Cap Value Fund, those Funds will not accept most new accounts for employee benefit plans (including 401(k) and other types of defined contribution plans) that expect to have increasing assets over time, even if the plan would be eligible to open a new account under the guidelines set out above.

The Funds may ask you to verify that you meet one of the guidelines above prior to permitting you to open a new account in a closed Fund. The Funds may permit you to open a new account if the Funds reasonably believe that you are eligible. A Fund may also decline to permit you to open a new account if the Fund believes that doing so would be in the best interests of the Fund and its shareholders, even if you are eligible to do so.

Call us at 800.344.1770 if you have questions about your ability to invest in a closed Fund.

SELECT THE ACCOUNT THAT’S RIGHT FOR YOU

INDIVIDUAL OR JOINT OWNERSHIP

These accounts are intended for your general investment needs. Individual accounts are owned by one person. Joint accounts can have two or more owners. To establish an individual or joint account, your application must include each owner’s full name, birth date, social security number and residential address.

For a joint account, authority from all owners is required to effect most transactions. Alternatively, the owners can agree to give each owner the

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authority to act on behalf of all owners and give instructions concerning the account without notice to the other owners by permitting telephone transactions in the account. See “How to Buy Shares” and “How to Sell (Redeem) Shares” for more information on telephone transactions. Nevertheless, Artisan Funds may, in its sole discretion, require written authorization from all owners to act on the account for certain transactions (for example, to transfer ownership).

GIFT OR TRANSFER TO A MINOR (UGMA, UTMA)

Custodial accounts let you give money to a minor for any purpose. This gift is irrevocable, and the minor gains control of the account once he/she reaches the age of majority. Your application must include the following information for the adult custodian and the minor for whom the account is being established: full name, birth date, social security number and residential address.

TRUST FOR AN ESTABLISHED EMPLOYEE BENEFIT OR PROFIT-SHARING PLAN

The trust or plan must be established before you can open an account. Please include the date of establishment of the trust or plan and its tax identification number on the application. Copies of the documentation establishing the trust or plan must be included along with the application, including at least the first and last pages of the trust agreement or plan documents and such other documents as will verify who is authorized to act on behalf of the account. For accounts other than retirement plans covered by ERISA, you also must provide identification information on the person(s) authorized to transact on behalf of the trust including full name(s), birth date(s), residential address(es) and social security number(s).

BUSINESS OR ORGANIZATION

This type of account is for a corporation, association, partnership or similar institution. A certified copy of the articles of incorporation, partnership agreement or other organizational documents and a certified corporate resolution that identifies the individuals authorized to act on behalf of the entity must be included along with the application. Unless you are a public company, a governmental agency or instrumentality, a financial institution regulated by a federal functional regulator or a bank regulated by a state bank regulator, you also must provide identification information on the person(s) authorized to transact on behalf of the entity including full name(s), birth date(s), residential address(es) and social security number(s).

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RETIREMENT AND EDUCATION SAVINGS ACCOUNTS

The following is a summary of the types of retirement and education savings account options available. When we send your account application to open an individual retirement or education account, we will include a Disclosure Statement for the specific retirement or education account in which you choose to invest. The Disclosure Statement contains more detailed information about the requirements for specific retirement and education accounts, including a summary of the custodian fees that you may incur for account set-up and maintenance.

RETIREMENT

An individual retirement account enables you to defer taxes on investment income and capital gains. Your contributions to a traditional individual retirement account may be tax-deductible, and distributions from a Roth IRA may be tax-exempt. IRA accounts require an Artisan Funds IRA Account Application. To establish an IRA account, your application must include the owner’s and each beneficiary’s full name, birth date, social security number and residential address. Call us at 800.344.1770 or visit www.artisanfunds.com for an IRA Account Application.

•	Traditional Individual Retirement Account (IRA). For calendar year 2004, you may invest up to $3,000 ($3,500 if you are 50 or older by the end of the year) in a Traditional IRA if you are of legal age, under 70 1/2 and have earned (non-investment) income or taxable alimony at least equal to the amount you wish to contribute. If your spouse has less than $3,000 in earned income, he or she may still contribute up to $3,000 ($3,500 if your spouse is 50 or older) to a Traditional IRA, so long as your combined earned income is at least equal to your combined IRA contributions for the year and you file a joint federal income tax return. If you make a contribution by April 15, 2005, and elect to treat it as a 2004 contribution, the maximum contribution is $3,000 ($3,500 if you were 50 or older at the end of 2004). For calendar year 2005, the respective contribution limits have been raised to $4,000 and $4,500 (for those who are 50 or older). For calendar year 2006, the respective contribution limits are $4,000 and $5,000 (for those who are 50 or older).

The Traditional IRA contribution limitation increases each year based on your age in the year for which you make a contribution:

Year	Under Age 50	At Least 50 but Less than 70 1/2
2004	$3,000	$3,500
2005 through 2006	4,000	4,500
2006 through 2007	4,000	5,000
2008 & thereafter	5,000	6,000

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These dollar limits are reduced by any contributions you make to a Roth IRA. Depending on your income level and whether you or your spouse participate in an employer-sponsored plan, your Traditional IRA contributions may be deductible and may entitle you to a tax credit.

•	Roth IRA. Compared to the Traditional IRA, the Roth IRA has different eligibility requirements and tax treatment. If you are a single taxpayer with adjusted gross income up to $95,000, you may contribute up to $3,000 ($3,500 if you are 50 or older by the end of the year) for 2004. If you are married with combined adjusted gross income up to $150,000 and you file a joint return, each spouse can contribute up to $3,000 ($3,500 if you are 50 or older). The Roth IRA contribution limit will increase in future years in the same manner as the Traditional IRA contribution limitation, as shown in the table above.

If your adjusted gross income is between $95,000 and $110,000, as a single taxpayer, or between $150,000 and $160,000, as a married taxpayer filing a joint federal income tax return, you may make a Roth IRA contribution, but the maximum dollar contribution will be reduced. You must have earned income equal to your contributions, as with a Traditional IRA, but you can contribute to a Roth IRA even if you are over 70 1/2 . Your contributions to a Roth IRA are not tax-deductible. But your withdrawals are not taxable if you’ve held any Roth IRA for at least five years and are at least 59 1/2 , disabled, or use the proceeds (up to $10,000) to purchase a first home for you or certain members of your family. The amount you can contribute to a Roth IRA in any year is reduced by the amount you contribute to a Traditional IRA, and vice-versa. You may transfer contributions made to a Roth IRA during a year to a Traditional IRA, and vice versa, on a tax-free basis at any time up until the due date for your tax return for the year. You can also convert a Traditional IRA into a Roth IRA if your adjusted gross income (not including the conversion) does not exceed $100,000 (or, if you are married with adjusted gross income up to $100,000, and you file a joint return). The amount you convert will be taxable, but will entitle you to receive future distributions tax free as long as you meet the requirements described above.

•	Rollover IRA. This form of Traditional IRA allows you to continue to defer taxes on certain distributions from employer-sponsored retirement plans, or other Traditional IRAs. (A Roth IRA may also serve as a Rollover IRA, but only for distributions from another Roth IRA.)

•	Simplified Employee Pension Plan (SEP-IRA). If you have a small business or self-employment income, this form of Traditional IRA lets you make annual tax-deductible contributions in 2004 of up to $41,000 (and up to $42,000 in 2005) for you and each of your eligible employees. In general, the contributions must be a uniform percentage of the compensation earned by each eligible employee (up to a maximum compensation in 2004 of $205,000 and $210,000 in 2005).

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For 2006, the contribution limit may be further adjusted based on inflation statistics released by the federal government in 2005.

•	SIMPLE-IRA. A SIMPLE IRA is similar to a SEP-IRA, except that each employee elects the portion of his or her compensation to be contributed to the IRA, and the employer is required to make additional contributions. Contributions must initially be made to a special type of IRA not presently sponsored by Artisan, but after the SIMPLE IRA has been in effect for two years amounts may be rolled over to a Traditional IRA.

•	Other retirement plans. An Artisan Fund may be used for investment in other kinds of retirement plans, including, but not limited to Keogh, profit sharing and money purchase plans, 403(b) plans and 401(k) plans. The plan trustee may open an account for a plan that has already been established with a regular account application. Artisan Funds does not offer prototype plans.

For more information about the tax advantages and consequences of IRAs and retirement plan accounts, please consult your tax advisor.

EDUCATION

A Coverdell Education Savings Account (Education Account) provides a tax-favored vehicle through which educational expenses can be funded on behalf of the individual for whom the Education Account is established. Education Accounts permit tax-free growth and tax-free withdrawals as long as the amounts are used for education expenses (higher, secondary or elementary). When opening an Education Account, you must provide identification information for the individual or entity sponsoring the Education Account and for the designated student beneficiary or beneficiaries including for each the full name, birth date (if an individual), social security or tax identification number and residential address. If the sponsor is an entity, you must include a certified copy of the articles of incorporation, partnership agreement or the institution’s organizational documents and a certified resolution that identifies the persons authorized to act on behalf of the entity must be included along with the application. You also must provide identification information on the person(s) authorized to act on behalf of the entity including full name(s), birth date(s), residential address(es) and social security number(s).

The maximum amount that may be contributed to all Education Accounts for each individual beneficiary is $2,000 per year (not including rollovers from other Education Accounts). Individuals, corporations and tax exempt organizations can establish and contribute to Education Accounts on behalf of one or more designated student beneficiaries. If your modified adjusted gross income is less than $95,000, as a single taxpayer, or less than $190,000, as a married taxpayer filing a joint federal income tax return, you may contribute the

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full $2,000 to each designated beneficiary’s Education Account. If your modified adjusted gross income is between $95,000 and $110,000 (or between $190,000 and $220,000 for a married taxpayer filing a joint federal return) the portion of the maximum dollar amount that you may contribute will be reduced proportionately. Corporations and tax-exempt organizations are not subject to modified adjusted gross income limitations. No contributions can be made to an Education Account after the designated beneficiary attains the age of 18, unless the designated beneficiary is a special needs beneficiary (an individual who because of a physical, mental or emotional condition requires additional time to complete his or her education). All Education Account assets must be distributed to the designated beneficiary by the time he or she attains age 30 (unless the beneficiary is a special needs beneficiary). Unused assets may be transferred to another Education Account for use by a member of the designated beneficiary’s family.

For more information about the tax advantages and consequences of Coverdell Education Savings Accounts, please consult your tax advisor.

HOW TO BUY SHARES

You may invest money in the Artisan Funds by purchasing shares. The price you pay for shares is the net asset value (NAV) per share next calculated after your investment is accepted by the Fund or its authorized agent. See “Shareholder & Account Procedures – Share Price.” You may use any of the following options to invest in the Artisan Funds.

MAIL

To open an account:

Complete and sign a new account application. Mail the application, along with your check for $1,000 or more, to the address on the application. All checks must be made payable to “Artisan Funds” or to the name of the Fund in which you are investing. Cash, drafts, money orders, travelers checks, credit card payments, credit card checks, third-party checks, starter checks and checks drawn on non-U.S. financial institutions will not be accepted.

To add to an account:

Mail your check for $50 or more, along with the additional investment form at the bottom of your account statement, to the address on your account statement. All checks must be made payable to “Artisan Funds” or to the name of the Fund in which you are investing. Please print your account number on your check. Cash, drafts, money orders, travelers checks, credit card payments, credit card checks, third-party checks, starter checks and checks drawn on non-U.S. financial institutions will not be accepted.

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HOW TO BUY SHARES (CONTINUED)

Delivery:

For regular mail delivery:	For overnight delivery:
Artisan Funds c/o Boston Financial P. O. Box 8412 Boston, MA 02266-8412	Artisan Funds c/o Boston Financial 66 Brooks Drive Braintree, MA 02184 800.344.1770

All investment checks must be delivered to one of the addresses above. Artisan Funds and Artisan Distributors LLC do not accept shareholder investment checks at their corporate offices; checks received at those offices will be forwarded to Boston Financial and will not be effective until the order is received and accepted.

TELEPHONE 800.344.1770

To open an account by exchange:

You may open a new account by telephone with an exchange of $1,000 or more from your identically registered account in another of the Artisan Funds. Artisan Funds reserves the right to impose certain limits on exchanges (see “Shareholder & Account Procedures – Telephone Exchange Plan”). An exchange is a purchase of one Fund and a sale of the other Fund and may have tax consequences for you.

To add to an account:

The telephone purchase option enables you to add from $50 to $25,000 to your account by telephone. You may elect the telephone purchase option on your application or – at a later date – by completing the shareholder options form. A telephone purchase with funds to be drawn from your bank account is generally effective on the business day after you call, if you call before the time the Fund calculates its NAV (see “Shareholder & Account Procedures – Share Price”), or on the second business day after your call if you call after the Fund’s NAV has been calculated for the day. Your bank may impose a fee for wire or electronic funds transfer.

To exchange between Funds:

You may exchange between Funds by telephone. Telephone exchanges are subject to a minimum exchange of $50 and other limits (see “Shareholder & Account Procedures – Telephone Exchange Plan”). A purchase by exchange is priced at the NAV next calculated after your call; the redemption may be subject to a redemption fee. See “Shareholder & Account Procedures –Redemptions (Selling Shares).”

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WIRE

Your financial institution may charge you a fee to send (or receive) funds by wire. Wire transfers from a bank outside the United States will not be accepted.

To open an account:

Please call 800.344.1770 for instructions on opening an account by wire.

To add to an account:

Please call 800.344.1770 for instructions on adding to an account by wire.

AUTOMATIC INVESTMENT PLAN (AIP)

The Automatic Investment Plan allows you to make regular, systematic investments into your Artisan Fund. You purchase shares by transferring money from your designated checking or savings account directly into your Artisan Fund account. Simply decide how much you want to invest (the monthly minimum is $50) and the day (between the 3rd and the 28th) you want the transfer to take place. If you do not select a day, the withdrawal from your account will be made on the 15th of the month. If a withdrawal date falls on a weekend or holiday, your payment will be transferred from your bank account on the business day prior to the withdrawal date.

To open an account with AIP:

Complete and sign the account application, including the AIP section.

If you choose the AIP when you open your account, the minimum initial investment will be waived. However, your shares may be redeemed and your account closed if you discontinue the AIP before your account reaches the minimum initial investment size. See “Shareholder & Account Procedures - Minimum Balances.”

To add AIP to an account:

To add AIP to your existing Artisan Fund account, please call 800.344.1770 or visit www.artisanfunds.com for a shareholder options form. Your financial institution may charge you a fee for electronic transfers of funds.

To discontinue or change an AIP:

To discontinue or change an AIP, please notify us at least 14 days prior to the next scheduled investment date. For complete instructions on changing an AIP, please visit our website www.artisanfunds.com or contact a customer service representative at 800.344.1770.

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HOW TO SELL (REDEEM) SHARES

You may sell some or all of your shares on any day that the New York Stock Exchange (NYSE) is open for regular session trading. You will receive the share price next calculated after your order is accepted by the Fund or its authorized agent. See “Shareholder & Account Procedures – Share Price.” Some redemptions require signature guarantees. All signature guarantees must use a STAMP2000 Medallion imprint appropriate for the nature and dollar amount of the transaction. If the institution guaranteeing your signature uses the wrong Medallion, your redemption request may be rejected. See “Shareholder & Account Procedures – Signature Guarantees.”

To sell shares in an Artisan Funds IRA account, you must send us a letter of instruction. Call 800.344.1770 for instructions.

A Fund may reject your redemption request if:

•	The identification information you provided in your account application cannot be verified;

•	Your identification information matches information on a government list of suspicious persons; or

•	The Fund believes that you may be involved in suspicious activity.

You may choose to have your redemption proceeds paid by check, wire transfer or electronic funds transfer (EFT). Payment by wire or EFT is not available to IRAs. Your financial institution may charge you a fee to receive funds by wire or EFT.

If you choose to have your proceeds paid by wire or EFT, we will transmit payment electronically to a pre-authorized bank account. Usually, if paid by wire transfer, the funds will arrive at your bank the next banking day after your redemption request is effective. If paid by EFT, the funds usually will arrive at your bank two banking days after your redemption request is effective. These options are available to you if you enclosed a voided check with your account application or have subsequently completed a shareholder options form to have this feature added to your Artisan Funds account. Artisan Funds will not wire funds, or transfer funds by EFT, to a non-U.S. bank.

The following procedures apply only to non-IRA accounts.

MAIL

Individual, Joint Owners, Sole Proprietorships, UGMA and UTMA Accounts

Mail a letter of instruction including: the Fund’s name; your account number; each owner’s name and address; the dollar amount or number of shares to be sold; and the signature of each owner as it appears on the account. Some

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redemptions require signature guarantees. All signature guarantees must use a STAMP2000 Medallion imprint appropriate for the nature and dollar amount of the transaction. If the institution guaranteeing your signature uses the wrong Medallion, your redemption request may be rejected. See “Shareholder & Account Procedures – Signature Guarantees.”

Trust Accounts

As may be required by a trust’s governing documents, a copy of which must be provided to the Funds when the account is established, one or more trustees must sign the letter of instruction.

All Other Accounts

Call 800.344.1770 for instructions.

Addresses:

For regular mail delivery:	For overnight delivery:
Artisan Funds c/o Boston Financial P. O. Box 8412 Boston, MA 02266-8412	Artisan Funds c/o Boston Financial 66 Brooks Drive Braintree, MA 02184 800.344.1770

TELEPHONE 800.344.1770

Available to all account types except IRAs

With the telephone redemption option, you can redeem from $500 to $25,000 worth of shares per day by telephone. You automatically have the telephone redemption option unless you declined it on your account application. If you declined this option, but would now like to add it, call 800.344.1770 or visit our website at www.artisanfunds.com for a shareholder options form.

SYSTEMATIC WITHDRAWALS

This service lets you withdraw a set amount from your account at regular intervals. To be eligible for systematic withdrawal, you must have at least $5,000 in your Artisan Fund account and must withdraw at least $50 per transaction.

If you would like to add this option, please call us at 800.344.1770 or visit our website at www.artisanfunds.com for a shareholder options form.

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SHAREHOLDER & ACCOUNT PROCEDURES

STATEMENTS AND REPORTS

As an Artisan Fund shareholder, you will receive:

•	Confirmation statements.

•	Quarterly account statements.

•	Annual and semi-annual reports with financial statements.

•	Year-end tax statements.

We suggest you keep each quarterly and year-end account and tax statements with your other important financial papers. You may need them for tax purposes.

If you need copies of statements, call 800.344.1770 or visit our website at www.artisanfunds.com. Copies of this year’s or last year’s statements are free of charge; for earlier years, there is a per statement processing fee (currently $10) for each year for which statements (account or tax) are requested.

We reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to the address shared by two or more accounts. Call us at 800.344.1770 to request individual copies of these documents. We will begin sending individual copies within 30 days after receiving your request.

WEBSITE (WWW.ARTISANFUNDS.COM)

Current performance information, quarterly portfolio holdings information, copies of the prospectus and statement of additional information, account applications and other forms, and periodic fund reports are available at www.artisanfunds.com.

If you are an individual and hold your account directly with Artisan Funds (that is, not through a broker or another intermediary), you can use Artisan Account Access at www.artisanfunds.com for access to information about your Artisan Funds accounts. Through Artisan Account Access, you can:

•	Check your account balance;

•	View recent transactions in your accounts;

•	Change your mailing address; and

•	Request copies of account statements.

To register for Artisan Account Access, visit www.artisanfunds.com. You will need your tax identification (social security) number and account number to register. You will be asked to establish a password for Artisan Account Access.

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Using Artisan Account Access means you are consenting to sending and receiving personal financial information over the Internet. Although we use various methods to transmit your personal financial information in a secure manner, you should be aware that there are risks in the transmission of electronic information on the Internet for which the Funds have no responsibility or liability.

E-DELIVERY OF DOCUMENTS

If you hold your account directly with Artisan Funds, and you prefer to view Fund documents online rather than receiving paper documents, you may enroll in E-Delivery through www.artisanfunds.com. To enroll in E-Delivery, you will need to provide your social security number and a valid email address. All accounts associated with the social security or tax identification number you provide will be enrolled for E-Delivery. When a Fund document becomes available, you will receive an email containing a link to that document. If the email we send to you is returned as undeliverable, we will attempt to resend the email three times. If your email remains undelivered after those attempts, your E-Delivery enrollment will be discontinued and paper copies of Fund documents will be sent to your mailing address on record. There are risks to electronic delivery of Fund documents, including, but not limited to, delay or failure of delivery due to technical difficulties and other matters beyond the Funds’ control. The Funds have no liability for the failure or disruption of the E-Delivery service due to circumstances beyond our reasonable control.

SHARE PRICE

Each Artisan Fund is open for business every day the NYSE is open for regular session trading. Shares are not priced on days when the NYSE is closed. Each Artisan Fund buys and sells its shares each day the NYSE is open, at the NAV per share calculated on that day.

A Fund’s NAV per Investor Share is the value of a single Investor Share. It is computed by totaling the Investor Shares’ pro rata share of the value of the Fund’s investments, cash and other assets, subtracting the Investor Shares’ pro rata share of the value of the Fund’s general liabilities and the liabilities specifically allocated to the Investor Shares, then dividing the result by the number of Investor Shares outstanding. The NAV is computed daily as of the NYSE closing time – usually 3:00 p.m. Central Time, but sometimes earlier.

Portfolio securities and assets are valued chiefly by quotations from the primary market in which they are traded. When reliable market quotations are not readily available, securities are priced at a fair value, calculated according to procedures adopted by the board of directors. Reliable market quotations may be considered not to be readily available, and a Fund may therefore use fair value pricing, if, in the opinion of the valuation committee, the value of a security the Fund holds is materially affected by events occurring after the close of the primary market or exchange on which the security is traded but before the time as of which the Fund’s NAV is calculated. The Funds have retained a third party service provider to assist in determining estimates of fair values for

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foreign securities. This service utilizes statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value. When fair value pricing is employed, the value of a portfolio security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Estimates of fair value utilized by the Funds as described above may differ from the value realized on the sale of those securities and the differences may be material to the NAV of the applicable Fund.

Values of foreign securities are translated from local currencies into U.S. dollars using current exchange rates. Trading in securities in foreign markets takes place on some days (including some weekend days and U.S. holidays) when the NYSE is not open, and does not take place on some days when the NYSE is open. So, the value of a Fund’s portfolio may be affected on days when the Fund does not calculate its NAV and you cannot purchase or redeem Fund shares.

PURCHASES

•	Your purchases must be in U.S. dollars. The Funds do not accept cash, drafts, money orders, travelers checks, credit card payments, credit card checks, third-party checks, starter checks, checks drawn on non-U.S. financial institutions or electronic funds transfer (EFT) or wire transfers from non-U.S. financial institutions. Your bank may impose a fee for an EFT or wire transfer.

•	If your check or telephone purchase order does not clear, your purchase will be cancelled. You also will be liable for any resulting losses or fees a Fund or its transfer agent incurs.

•	The price you pay for shares is the NAV per share next calculated after your investment is received and accepted by the Funds or their authorized agent. An order typically is accepted when the Fund or its authorized agent has received a completed application or appropriate instruction along with the intended investment, if applicable, and any other required documentation.

•	Purchases may not be post-dated, will not be held for processing on a designated date and will be processed upon acceptance.

•	The Funds reserve the right to reject any purchase order deemed inappropriate or not in the best interest of existing Fund shareholders, to limit exchanges or to take such other actions as the Funds deem appropriate. For example, a Fund may reject an order that appears so large that it would disrupt management of the Fund or an order from someone ineligible to invest or that the Funds believe to have engaged in frequent or excessive trading and may reject orders as described below under “Anti-Money Laundering Compliance.” The Fund and its transfer agent will not be responsible for any loss, liability, cost or expense resulting from rejecting any purchase order deemed inappropriate.

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•	A holiday, weekend or other interruption can affect the normal processing of an investment. So, in the Automatic Investment Plan (AIP), your automatic investment will be transferred from your bank to your Fund account on the business day prior to the date you selected. Artisan Funds will not be responsible for non-sufficient funds fees. If your AIP does not clear, your purchase will be cancelled. You will be liable for any resulting losses or fees a Fund or its transfer agent incurs. If your purchase through the AIP fails to clear on three consecutive occasions, the Fund will terminate your AIP.

•	A Fund may immediately terminate your ability to make automatic investments and telephone purchases if an item is not paid by your financial institution.

MINIMUM BALANCES

It is expensive for a Fund to maintain small accounts, and that cost is borne by all of the Fund’s investors. For this reason, each Fund reserves the right to close your account and redeem your shares if the value of your account falls below $500. However, before closing a small account, the Fund will notify you and give you at least 30 days to bring your account’s value up to the minimum.

A Fund will waive the $500 minimum balance requirement if an account value has declined below $500 due solely to investment performance.

If you discontinue an AIP before your account reaches $1,000, that account also may be closed.

If you participate in systematic withdrawal and your account has insufficient funds to meet a withdrawal, the amount remaining will be completely redeemed.

AUTHORIZED AGENTS

The Funds may authorize certain financial services companies, broker-dealers, banks or other authorized agents, and in some cases, other organizations designated by an authorized agent (with their designees, collectively “authorized agents”), to accept purchase and redemption orders on the Funds’ behalf. An order properly received by an authorized agent will be deemed to have been accepted by the Funds. If you buy or redeem shares through an authorized agent, you will pay or receive the Fund’s NAV per share next calculated after receipt and acceptance of the order by the authorized agent, after giving effect to any transaction charge imposed by the agent and the 2% redemption fee (if applicable) imposed by Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund. Your authorized agent may charge you a fee to purchase, redeem or transfer your shares.

Some authorized agents do not charge investors a direct transaction fee, but instead charge a fee for accounting and shareholder services that the agent provides to you on the Fund’s behalf. This fee may be a percentage, currently up to 0.40% annually, of the average value of accounts for which the authorized

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agent provides services. The Fund pays a portion of this fee, which is intended to be approximately, but not more than, what the Fund would pay if your shares were registered directly with the Fund’s transfer agent. Artisan Partners pays the balance of the fee.

Each Fund reserves the right to waive or reduce the minimum initial or subsequent investment requirements, or the 2% redemption fee on Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund shares held for 90 days or less, for any account held through an authorized agent.

REDEMPTIONS (SELLING SHARES)

•	Normally, redemption proceeds will be mailed to you within seven days after receipt and acceptance of your redemption request. Redemption proceeds may be withheld or delayed as required by anti-money laundering laws and regulations.

•	You may not change or cancel a redemption request after you have mailed or otherwise transmitted it.

•	Redemptions may not be post-dated, will not be held for processing on a designated date and will be processed upon acceptance.

•	If you place a redemption order through an authorized agent, your redemption proceeds will reflect the NAV per share next computed after the agent’s receipt of your order, less any redemption fees imposed by the agent and the 2% redemption fee imposed by Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund on shares held 90 days or less (if applicable).

•	If you redeem or exchange shares of Artisan International Fund, Artisan International Small Cap Fund or Artisan International Value Fund that you have held 90 days or less, the Fund will charge you a redemption fee of 2% of the redemption proceeds. The redemption fee will be deducted from your redemption proceeds and retained by the Fund.

•

Each Fund reserves the right to waive or reduce the 2% redemption fee on shares held 90 days or less at its discretion when the Fund believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. The Funds currently waive the redemption fee on redemptions of shares

46
FORTY-SIX

held by certain retirement or profit-sharing plans and shares purchased through certain authorized agents or intermediaries. In those cases where an intermediary passes the redemption fee through to underlying investors, the amount of the fee and the holding period generally will be consistent with the Funds’ criteria. However, due to differences in operational capacities, the intermediaries’ methods for tracking and calculating the fee may be different in some respects from the methods employed by the Funds. If you purchase Fund shares through an intermediary, you should contact the intermediary for more information on how redemption fees will be applied to your shares. The redemption fee does not apply to redemptions of shares purchased through reinvestment of dividends and distributions. Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund also will not impose the redemption fee on redemptions initiated by the Fund. Waivers of the redemption fee are reported to the board of directors of Artisan Funds.

•	If you recently have made a purchase, the Fund may withhold redemption proceeds until it is reasonably satisfied that it has received good funds. This confirmation process can take up to 15 days.

•	If you redeem shares by telephone, the Fund will send payment in one of three ways: (i) by mail; (ii) by EFT to a pre-authorized U.S. bank account; or (iii) to your U.S. bank account by wire transfer. In order to receive funds by EFT or wire transfer, you must identify your U.S. bank account on your application or, if you are changing your U.S. bank account or adding this feature after your account is open, on a shareholder options form. Your request to change your bank account or add options must be submitted in writing and include a signature guarantee. All signature guarantees must use a STAMP2000 Medallion imprint appropriate for the nature and dollar amount of the transaction. If the institution guaranteeing your signature uses the wrong Medallion, your redemption request may be rejected. See “Signature Guarantees.” Your bank may impose a fee for the incoming wire or incoming EFT; Artisan Funds reserves the right to charge fees for these services in the future. Payment by EFT will usually arrive at your bank two banking days after your redemption is processed. Payment by wire usually is credited to your bank account on the next business day after your redemption is processed.

•	Redemptions may be suspended or payment dates postponed on days when, other than weekends or holidays, the NYSE is closed, its trading is restricted or as permitted by the Securities and Exchange Commission.

•

If a Fund sends you a check for a redemption, systematic withdrawal payment or cash distribution that is returned “undeliverable” or remains uncashed for six months, the Fund will cancel the check and reinvest the proceeds in your Fund account at the NAV per share on the date of cancellation. And, if applicable,

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FORTY-SEVEN

SHAREHOLDER & ACCOUNT PROCEDURES

(CONTINUED)

the Fund will (a) cancel your systematic withdrawal payments, honoring redemptions only by request and (b) automatically reinvest your future dividends and capital gains, even if you had elected cash payment.

•	Each Fund intends to pay all redemptions in cash. During any 90-day period for any one shareholder, a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets. Redemptions in excess of these limits may be paid wholly or partly by an in-kind distribution of securities.

ANTI-MONEY LAUNDERING COMPLIANCE

Artisan Funds is required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an Artisan Funds account, you must provide certain identifying information on your account application. If you are transferring the ownership of your account, you also will need to provide identification information about the transferee. The information required for each type of account is described under “Select the Account That’s Right for You.” If you fail to provide the appropriate information to the Funds, the Funds may try to contact you to obtain the necessary information. If you are unable to provide the requested information, the Funds are unable to contact you within the period of time the Funds consider appropriate, or the Funds believe that the nature of the information needed is such that follow-up contact is not appropriate, your application will be rejected and the monies received to establish your account will be returned to you. For some investors and types of accounts, this could have adverse consequences. For example, an IRA holder with a limited amount of time to accomplish a rollover of IRA assets could suffer unfavorable tax consequences as a result of the Funds’ inability to process an application. As a result, it is very important that the application be filled out completely. If you have questions about completing your application, please call 800.344.1770.

After your account is established, the Funds are required to take steps to verify your identity. These actions may include checking your identifying information against various databases. The Funds also may ask to see identifying documents, such as a driver’s license or other state identification card for an individual or a business license for an entity, to verify your identity. Certain types of accounts are exempt from the verification requirements. Please see the specific information under “Select the Account That’s Right for You” to determine whether you are exempt. If the Funds are unable to verify your identity from the information you provide, your account will be closed and the redemption

48
FORTY-EIGHT

proceeds will be paid to you (unless the Funds are required to “freeze” your account as described below). You will receive the share price next calculated after the Funds determine that they are unable to verify your identity (so your redemption proceeds may be more or less than the amount you paid for your shares and the redemption may be a taxable transaction).

If at any time the Funds believe you may be involved in suspicious activity or if your identifying information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” your account. The Funds also may be required to provide a governmental agency with information about your attempt to establish a new account or about transactions that have occurred in your account.

The Funds also may be required to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform you that it has taken the actions described above.

SIGNATURE GUARANTEES

To protect you and the Fund from fraud, the following redemption requests and account changes must be submitted in writing and include a signature guarantee:

•	If you wish to redeem more than $25,000 worth of shares.

•	If you change your name or add/remove an owner on your account.

•	If you add/change the beneficiary to whom your account will be transferred upon your death.

•	If you ask that a check be mailed to an address other than the one on your account.

•	If you ask that a check be made payable to someone other than the account owner.

•	If you add the telephone redemption option to your existing account.

•	If you add/change the U.S. bank account to which the proceeds of any redemption are to be paid by wire or EFT.

•	If you transfer the ownership of your account.

•	If you wish to redeem shares and have changed the address on your account by phone or through www.artisanfunds.com within the last 60 days.

All signature guarantees must use a STAMP2000 Medallion imprint appropriate for the nature and dollar amount of the transaction. A form or transaction request received with an imprint other than an appropriate STAMP2000 Medallion imprint may be rejected. You should be able to obtain a signature guarantee with an appropriate STAMP2000 Medallion imprint from a bank, broker-dealer, securities exchange or association, clearing agency, savings

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FORTY-NINE

SHAREHOLDER & ACCOUNT PROCEDURES

(CONTINUED)

association or credit union if authorized under state law. Please contact your financial institution for its signature guarantee requirements and fees. A notary public cannot provide a signature guarantee.

Each owner’s signature must be guaranteed separately. For example, a joint account with two owners requires two signature guarantees.

ADDRESS CHANGES

You may change the address on your account by:

•	sending us a request in writing with all owners’ signatures (please note, if you wish to redeem within 60 days after a change of address in writing, each owner’s signature must be guaranteed using a STAMP2000 Medallion imprint appropriate for the nature and dollar amount of the transaction (see “Signature Guarantees”)),

•	calling us at 800.344.1770, or

•	if you have registered for Artisan Account Access, through www.artisanfunds.com.

Your Fund will send a written confirmation of the change to both your old and new addresses.

If you change your address by phone or through www.artisanfunds.com, we will not honor any redemption for the following 60 days, unless that redemption is in writing with a signature guarantee. The Fund and its transfer agent will not be responsible for any loss, liability, cost or expense resulting from acting upon address changes given by telephone or through the Artisan website if we follow reasonable procedures to verify the identity of the caller or website user.

TELEPHONE TRANSACTIONS

You may perform many transactions – including exchanges, purchases and redemptions – by telephone. Call us at 800.344.1770. You also can change the address on your account by telephone – see “Address Changes.” You should verify the accuracy of each telephone transaction as soon as you receive your confirmation statement.

To prevent unauthorized transactions in your account, your Fund will take precautions designed to verify that information communicated by telephone is genuine. The Fund and its transfer agent may record a call, request identifying information and send written confirmation of telephone transactions. The Fund and its transfer agent will not be responsible for any loss, liability, cost or

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expense resulting from acting upon instructions furnished by telephone if we follow reasonable procedures designed to verify the identity of the caller. We recommend that you take precautions to keep confidential your personal information – including your account number and tax identification (social security) number.

TELEPHONE EXCHANGE PLAN

You may transfer investments among existing Artisan Funds accounts or open a new Fund account by telephone exchange from another Artisan Fund account. You may open a new account by exchange of $1,000 or more from your identically registered account in another of the Artisan Funds. You also may transfer investments between already existing identically registered accounts by exchanging at least $50.

An exchange is a purchase in one Fund and a sale in the other Fund and may have tax consequences for you.

Telephone exchanges are subject to these restrictions:

•	If you wish to exchange between Funds, both accounts must be registered in the same name, with the same address and taxpayer identification (social security) number.

•	Your exchange will be processed at the NAV next calculated after your call. See “Share Price.”

•	If your account is subject to backup withholding, you may not use the telephone exchange plan.

•	Excessive trading can hurt both performance and shareholders. Thus, if you make excessive use of the telephone exchange plan, Artisan Funds may terminate your access to the plan or limit the number of exchanges you may make in a calendar year.

•	Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund will charge you a 2% redemption fee on exchanges of shares owned for 90 days or less.

•	Artisan Funds reserves the right to refuse any purchase, including a purchase by exchange, it believes would not be in the best interests of Fund shareholders.

•	Artisan Funds reserves the right to terminate or modify the telephone exchange plan at any time. If Artisan Funds finds it necessary to do either, it will try to notify you in advance.

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FIFTY-ONE

DIVIDENDS, CAPITAL GAINS & TAXES

As a shareholder in an Artisan Fund, you are entitled to your share of its net income and any gains realized on its investments. Each Fund intends to distribute substantially all of its net income and net realized capital gains to investors at least annually. Each Fund’s investment decisions generally are made without regard to tax consequences. As a result, each Fund may be less tax-efficient than other mutual funds that take tax consequences into account in the investment process. The “Performance” section of this prospectus includes information on each Fund’s after-tax returns.

DISTRIBUTION OPTIONS

When you open an account, you may specify on your application how you want to receive your distributions. If you later want to change your selection, you may either submit a written request or call us at 800.344.1770.

Each Fund offers three options:

Reinvestment Option. Your dividends and capital gain distributions will be reinvested in additional shares of the Fund. If you do not indicate a choice on your application, we will automatically reinvest your distributions.

Income-Only Option. We will automatically reinvest your capital gain distributions, but send dividends to you by check or to your predesignated U.S. bank account by EFT.

Cash Option. We will send all distributions to you by check or to your predesignated U.S. bank account by EFT.

In IRA accounts, all distributions are automatically reinvested because payments in cash would likely be subject to income tax and penalties. After you are 59 1/2 , you may request payment of distributions in cash. Distributions paid in cash, even after you are 59 1/2, are likely to be subject to income tax.

When you reinvest, the reinvestment price is the Fund’s NAV per share at the close of business on the reinvestment date.

Distribution checks usually will begin to be mailed promptly after the payment date. If your distribution check is returned undeliverable or remains uncashed for six months, the Fund may cancel the check and reinvest the proceeds in your Fund account at the NAV on the reinvestment date. See “Shareholder & Account Procedures – Redemptions (Selling Shares).”

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TAXES

As you should with any investment, consider how the return on your investment in a Fund will be taxed. If your investment is a tax-deferred account like an IRA, for example, the following tax discussion does not apply.

When you sign your account application, you must certify that your Social Security or taxpayer identification number is correct, that you are a U.S. person and that you are not subject to backup withholding for failing to report income to the IRS. If you fail to comply with this procedure, the IRS can require the Fund to withhold a percentage of your taxable distributions and redemptions.

Taxes on Transactions. When you redeem shares, you will experience a capital gain or loss if there is a difference between the basis of your shares (generally, their cost) and the price you receive when you sell them. You may be subject to tax.

Whenever you redeem shares of a Fund, you will receive a confirmation statement showing how many shares you sold and at what price. Shareholders of taxable accounts also may receive a year-end statement every January that reports, among other things, the average cost basis of the shares sold, if that information is available to the Funds. This will allow you or your tax preparer to determine the tax consequences of each redemption. However, be sure to keep your regular account statements and tax forms; that information will be essential in verifying the amount of your capital gains or losses.

Taxes on Distributions. Distributions are subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions also may be taxed by the country in which you reside.

Your distributions are taxable in the year they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in October, November or December and paid in January of the following year are taxable as if you received them on December 31 of the year declared.

For federal tax purposes, the Fund’s income and short-term capital gain distributions are taxed as ordinary income dividends, except as described below with respect to “qualified dividend income;” long-term capital gain distributions are taxed as long-term capital gains. The character of a capital gain depends on the length of time that the Fund held the asset it sold.

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FIFTY-THREE

DIVIDENDS, CAPITAL GAINS & TAXES

(CONTINUED)

The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”) reduced the maximum tax rate on long-term capital gains of noncorporate investors from 20% to 15%. The Act also reduced to 15% the maximum tax rate on “qualified dividend income” received by noncorporate shareholders who satisfy certain holding period requirements. In the case of a Fund that qualifies as a regulated investment company for tax purposes (which each Fund expects to do), the amount of dividends that may be eligible for the reduced rate may not exceed the amount of aggregate qualifying dividends received by that Fund. To the extent a Fund distributes amounts of dividends, including capital gain dividends, that the Fund determines are eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. Without further legislative change, the rate reductions enacted by the Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2009.

Every January, each of your Funds will send you and the IRS a statement called Form 1099 showing the amount of every taxable distribution you received (including those reinvested in additional shares) in the previous calendar year.

A Fund’s dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date set by the board of directors. As a result, although a Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed to shareholders is affected by the number of Fund shares outstanding at the record date.

The Funds generally publish estimates of their dividends and distributions in advance of the planned record and payment dates. There is no assurance that the Funds will publish such estimates in the future. Those estimates, if published, are for planning purposes and are subject to change.

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FIFTY-FIVE

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand each Fund’s financial performance. Effective September 30, 2003, Artisan Funds changed its fiscal year-end from June 30 to September 30. Information for each Fund is shown for the fiscal year ended September 30, 2004, the three month period ended September 30, 2003 and the Fund’s prior four fiscal years or since it began operations, if less than four years. Certain information reflects financial results for a single Fund share.

Year or Period Ended		Net Asset Value Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains

ARTISAN INTERNATIONAL FUND
9/30/04		$16.54	$0.12	$2.85	$2.97	$(0.18)	$–
9/30/03	(4)	15.63	0.02	0.89	0.91	–	–
6/30/03		18.15	0.20	(2.62)	(2.42)	(0.10)	–
6/30/02		19.53	0.15	(1.46)	(1.31)	(0.07)	–
6/30/01		30.16	0.10	(7.18)	(7.08)	–	(3.55)
6/30/00		18.67	(0.03)	12.08	12.05	(0.02)	(0.54)

ARTISAN INTERNATIONAL SMALL CAP FUND
9/30/04		$13.84	$0.15	$2.93	$3.08	$(0.03)	$(0.49)
9/30/03	(4)	12.10	–	1.74	1.74	–	–
6/30/03		10.50	0.03	1.59	1.62	–	(0.02)
6/30/02	(7)	10.00	–	0.50 (8)	0.50	–	–

ARTISAN INTERNATIONAL VALUE FUND
9/30/04		$14.32	$0.28	$4.33	$4.61	$(0.09)	$(0.30)
9/30/03	(4)	13.01	0.02	1.29	1.31	–	–
6/30/03	(9)	10.00	0.09	2.92	3.01	–	–
(1)	Computed based on average shares outstanding.
(2)	Periods less than 12 months (where applicable) are not annualized.
(3)	Periods less than 12 months (where applicable) are annualized.
(4)	For the period from July 1, 2003 to September 30, 2003.
(5)	Does not include amounts represented by Institutional Shares, which are offered to certain institutional investors by a separate prospectus.

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Total returns represent the rate you would have earned (or lost) on an investment, assuming reinvestment of all dividends and distributions. This information for the fiscal year ended September 30, 2004 and the fiscal period ended September 30, 2003 has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each Fund’s financial statements, are included in the annual report, which is available upon request. The information for the prior years was audited by a different firm.

Total Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets End of Period (millions)		Ratio of Expenses to Average Net Assets(3)		Ratio of Net Investment Income (Loss) to Average Net Assets(3)	Portfolio Turnover Rate(2)

$(0.18)	$19.33	18.0%	$6,130.2	(5)	1.22%		0.64%	54.96%
–	16.54	5.8	5,544.7	(5)	1.23	(6)	0.49 (6)	15.23
(0.10)	15.63	(13.3)	5,182.8	(5)	1.20		1.35	37.13
(0.07)	18.15	(6.7)	5,289.6	(5)	1.21		0.82	50.67
(3.55)	19.53	(24.7)	3,907.1	(5)	1.22		0.45	72.01
(0.56)	30.16	65.6	3,734.8	(5)	1.27		(0.10)	99.02

$(0.52)	$16.40	22.7%	$515.0		1.57%		0.95%	81.03%
–	13.84	14.5	391.3		1.68	(6)	0.06 (6)	13.28
(0.02)	12.10	15.5	238.6		1.77		0.28	62.79
–	10.50	5.0	74.5		2.39		(0.02)	25.14

$(0.39)	$18.54	32.8%	$217.5		1.56%		1.61%	14.66%
–	14.32	10.1	23.6		2.00	(6)	0.46 (6)	9.30
–	13.01	30.1	16.3		2.45	(6)	1.14 (6)	17.42
(6)	The ratios of expenses to average net assets and net investment income (loss) to average net assets reflect voluntary waivers or payment of expenses by the Adviser. Absent expenses waived or paid by the Adviser, the ratios of expenses to average net assets and net investment income (loss) to average net assets would have been as follows (periods less than 12 months, where applicable, are annualized):

Fund	Year or Period Ended	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets
International Investor Shares	9/30/03	1.23%	0.49%
International Small Cap Investor Shares	9/30/03	1.69	0.05
International Value Investor Shares	9/30/03	2.80	(0.34)
International Value Investor Shares	6/30/03	5.02	(1.43)
(7)	For the period from commencement of operations (December 21, 2001) through June 30, 2002.
(8)	The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(9)	For the period from commencement of operations (September 23, 2002) through June 30, 2003.

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FINANCIAL HIGHLIGHTS (CONTINUED)

Year or Period Ended		Net Asset Value Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains

ARTISAN MID CAP FUND
9/30/04		$23.11	$(0.20)	$3.22		$3.02	$–	$–
9/30/03	(4)	21.81	(0.05)	1.35		1.30	–	–
6/30/03		22.13	(0.11)	(0.21	)(7)	(0.32)	–	–
6/30/02		26.43	(0.19)	(4.11)		(4.30)	–	–
6/30/01		27.57	(0.13)	0.02	(7)	(0.11)	–	(1.03)
6/30/00		16.67	(0.18)	11.91		11.73	–	(0.83)

ARTISAN MID CAP VALUE FUND
9/30/04		$12.22	$(0.10)	$3.47		$3.57	$–	$(0.24)
9/30/03	(4)	11.64	(0.01)	0.59		0.58	–	–
6/30/03		10.82	(0.03)	0.85		0.82	–	–
6/30/02		11.18	(0.09)	(0.19)		(0.28)	–	(0.08)
6/30/01	(8)	10.00	(0.01)	1.19		1.18	–	–

ARTISAN SMALL CAP FUND
9/30/04		$12.53	$(0.14)	$2.73		$2.59	$–	$–
9/30/03	(4)	11.90	(0.04)	0.67		0.63	–	–
6/30/03		11.99	(0.10)	0.07	(7)	(0.03)	–	(0.06)
6/30/02		13.99	(0.13)	(1.81)		(1.94)	–	(0.06)
6/30/01		14.69	(0.09)	0.05	(7)	(0.04)	–	(0.66)
6/30/00		11.09	(0.10)	3.70		3.60	–	–

ARTISAN SMALL CAP VALUE FUND
9/30/04		$13.67	$(0.03)	$4.19		$4.16	$–	$(0.20)
9/30/03	(4)	13.15	(0.01)	0.53		0.52	–	–
6/30/03		13.48	(0.03)	0.20		0.17	–	(0.50)
6/30/02		13.05	(0.01)	1.16		1.15	(0.01)	(0.71)
6/30/01		10.63	0.05	2.91		2.96	(0.05)	(0.49)
6/30/00		10.59	0.06	0.36		0.42	(0.03)	(0.35)
(1)	Computed based on average shares outstanding.
(2)	Periods less than 12 months (where applicable) are not annualized.
(3)	Periods less than 12 months (where applicable) are annualized.
(4)	For the period from July 1, 2003 to September 30, 2003.
(5)	Does not include amounts represented by Institutional Shares, which are offered to certain institutional investors by a separate prospectus.
(6)	The ratios of expenses to average net assets and net investment income (loss) to average net assets reflect voluntary waivers or payment of expenses by the Adviser. Absent expenses waived or paid by the Adviser, the ratios of expenses to average net assets and net investment income (loss) to average net assets would have been as follows (periods less than 12 months, where applicable, are annualized):

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Total Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets End of Period (millions)		Ratio of Expenses to Average Net Assets(3)		Ratio of Net Investment Income (Loss) to Average Net Assets(3)		Portfolio Turnover Rate(2)

$ –	$26.13	13.0%	$4,042.7	(5)	1.19%		(0.77)%		101.09%
–	23.11	6.0	2,583.2	(5)	1.20	(6)	(0.81	)(6)	26.52
–	21.81	(1.4)	2,286.6	(5)	1.20		(0.56)		102.85
–	22.13	(16.3)	1,855.5	(5)	1.22		(0.77)		121.14
(1.03)	26.43	(0.6)	1,333.6	(5)	1.31		(0.52)		153.95
(0.83)	27.57	72.9	225.0		1.40		(0.79)		245.69

$(0.24)	$15.55	29.6%	$312.3		1.39%		0.73%		53.79%
–	12.22	5.0	77.4		1.59	(6)	(0.31	)(6)	11.90
–	11.64	7.6	64.5		1.78		(0.34)		45.55
(0.08)	10.82	(2.4)	22.0		1.95	(6)	(0.82	)(6)	167.70
–	11.18	11.8	13.2		1.84	(6)	(0.52	)(6)	40.72

$ –	$15.12	20.7%	$239.6		1.27%		(0.95)%		119.40%
–	12.53	5.3	127.9		1.44	(6)	(1.16	)(6)	30.18
(0.06)	11.90	(0.1)	116.0		1.39		(0.98)		127.41
(0.06)	11.99	(13.9)	131.9		1.31		(1.00)		139.72
(0.66)	13.99	0.1	145.4		1.34		(0.68)		147.13
–	14.69	32.5	185.4		1.35		(0.79)		193.76

$(0.20)	$17.63	30.8%	$1,192.8		1.18%		(0.17)%		41.31%
–	13.67	4.0	775.2		1.20	(6)	(0.40	)(6)	12.20
(0.50)	13.15	1.9	702.5		1.21		(0.21)		49.57
(0.72)	13.48	9.7	623.5		1.20		(0.10)		33.59
(0.54)	13.05	28.8	460.3		1.20		0.45		40.77
(0.38)	10.63	4.2	261.7		1.35		0.60		38.19

(6)(continued) Fund	Year or Period Ended	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets
Mid Cap Investor Shares	9/30/03	1.20%	(0.81)%
Mid Cap Value Investor Shares	9/30/03	1.63	(0.35)
Mid Cap Value Investor Shares	6/30/02	2.53	(1.40)
Mid Cap Value Investor Shares	6/30/01	5.17	(3.84)
Small Cap Investor Shares	9/30/03	1.46	(1.18)
Small Cap Value Investor Shares	9/30/03	1.20	(0.41)
(7)	The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(8)	For the period from commencement of operations (March 28, 2001) through June 30, 2001.

800.344.1770 • WWW.ARTISANFUNDS.COM	59
FIFTY-NINE

For more detail on the Artisan Funds, you may request the Statement of Additional Information (SAI), which is incorporated in this prospectus by reference.

You can find more information about a Fund’s investments in its annual and semi-annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal period.

To view or print the SAI, the reports to shareholders and other information about the Artisan Funds, visit www.artisanfunds.com. Call 800.344.1770 to receive a free copy of those documents or if you have a question or would like to receive other information about the Artisan Funds.

Text-only versions of the Funds’ documents can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet website at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202.942.8090. In addition, copies may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 450 5th Street, N.W., Washington, D.C. 20549-0102 or by e-mail request at publicinfo@sec.gov.

811-8932

ARTISAN FUNDS P.O. BOX 8412 BOSTON, MA 02266-8412 800.344.1770 WWWW.ARTISANFUNDS.COM

12/1/04 – A4148

ARTISAN FUNDS, INC.

PROSPECTUS

December 1, 2004

ARTISAN INTERNATIONAL FUND

ARTISAN MID CAP FUND

(INSTITUTIONAL SHARES)

This prospectus offers Artisan International Fund and Artisan Mid Cap Fund Institutional Shares to institutional investors including, but not limited to, employee benefit plans, endowments, foundations, trusts and corporations able to meet the Fund’s minimum investment requirement of $5 million.

Each Artisan Fund is 100% no-load, which means you pay no sales charges. You also pay no 12b-1 fees. However, you bear your share of annual fund operating expenses (including the investment management fee) which are deducted from Fund assets, and, for Artisan International Fund, you may incur a redemption fee for any redemptions (including redemptions by exchange) of shares held 90 days or less.

Be sure to read this prospectus before you invest, and please keep it on file for future reference. This prospectus presents essential facts about the Artisan Funds, including investment strategies, management fees and services available to you as an investor.

If you have a question about any part of the prospectus, please call the number below. An Artisan Funds representative will assist you.

1-800-399-1770

The Securities and Exchange Commission has not approved or disapproved any of the Funds’ shares or determined whether this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

Artisan Funds, Inc. 875 East Wisconsin Avenue Suite 800 Milwaukee, Wisconsin 53202-5402

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ARTISAN INTERNATIONAL FUND

GOAL & PROCESS

GOAL

Artisan International Fund seeks maximum long-term capital growth. The Fund may change this goal without the approval of shareholders.

INVESTMENT PROCESS

Artisan Partners Limited Partnership, the Fund’s adviser, uses a bottom-up investment process to construct a diversified portfolio of international growth companies regardless of market capitalization, concentrating on industries or themes that Artisan believes present accelerating growth prospects and companies Artisan thinks are well positioned to capitalize on that growth. The portfolio has a primary emphasis on developed markets but also invests in emerging markets and is constructed without regard to index weightings.

Artisan identifies investment themes and growth industries from a variety of sources, including empirical observation, extrapolation from trends in the United States, company visits, analyst meetings and other aspects of Artisan’s research process, or ideas that may grow out of successful investments in the portfolio.

The investment team conducts its own fundamental analysis of each potential investment, looking for well-managed companies focused on increasing shareholder value, with sustainable growth prospects, reasonable valuations, and dominant or increasing market shares or direct exposure to an identified theme.

Company visits are a key component of Artisan’s investment process for the Fund, providing an opportunity to develop an understanding of a company, its management and management’s current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme. Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that Artisan believes may lead to sustained earnings growth. Artisan pays careful attention to valuation relative to a company’s market or global industry in choosing investments for the portfolio. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation.

The Fund typically holds securities representing at least 18-20 countries. The maximum investment in any single country is 20% of the Fund’s net assets at market value at the time of purchase, except the United Kingdom and Japan, in each of which up to 25% of the Fund’s net assets at market value at the time of purchase may be invested. The maximum investment in any single industry is 25% of the Fund’s net assets at market value at the time of purchase, and no more than 5% of the Fund’s net assets (at market value at the time of purchase) may be invested in securities of a single issuer.

The Fund may invest in any region of the world, and may emphasize investments in a particular region or regions from time to time when Artisan believes the growth potential of a region is attractive. Similarly, the Fund might emphasize certain business sectors when Artisan thinks those sectors show greater growth potential than others. The Fund invests primarily in developed markets but also may invest up to 15% of the Fund’s net assets (at market value at time of purchase) in emerging markets. There are no restrictions on the size of the companies in which the Fund may invest.

Under normal market conditions, the Fund is substantially fully invested in common stocks and similar securities, and invests at least 65% of its net assets at market value in stocks of foreign companies in a portfolio that is broadly diversified by country, industry and company. The Fund tries to maintain a cash position of no more than 5% of its net assets, although cash flows from shareholder investments and redemptions and purchases and sales of portfolio securities may cause the Fund’s cash position to be larger or smaller.

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The Fund’s investments generally are traded in currencies other than U.S. dollars, so the Fund buys and sells foreign currencies to facilitate transactions in portfolio securities. The Fund usually does not hedge against possible variations in exchange rates, other than in connection with transactions.

The Fund may sell a stock when Artisan thinks the stock is approaching full valuation, changing circumstances affect the original reasons for its purchase, the company exhibits deteriorating fundamentals, or more attractive opportunities are identified.

ARTISAN MID CAP FUND

GOAL & PROCESS

GOAL

Artisan Mid Cap Fund seeks maximum long-term capital growth. The Fund may change this goal without the approval of shareholders.

INVESTMENT PROCESS

Artisan uses a bottom-up investment process to construct a diversified portfolio of medium-sized U.S. growth companies. Artisan’s investment process focuses on two distinct areas – security selection and capital allocation.

Security Selection

The security selection process has three key elements: buy stocks of companies with franchise characteristics that are selling at attractive valuations and seem well positioned to take advantage of an accelerating profit cycle.

•	Franchise characteristics. These are characteristics that Artisan believes help to protect a company’s stream of cash flow from the effects of competition. Artisan looks for companies with at least two of the following characteristics: low cost production capability; possession of a proprietary asset; dominant market share; or a defensible brand name.

•	Attractive valuations. Through its own fundamental research, Artisan estimates the amount a buyer would pay to buy the entire company (the company’s “intrinsic value” or “private market value”) and buys a stock only if it sells at a discount to that estimate.

•	Accelerating profit cycle. The Fund tries to invest in companies that are well positioned for long-term growth, at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the profit cycle. Companies that Artisan believes are well positioned for long-term growth typically have predictable streams of cash flow through real growth in demand for their products or services and appear to be well positioned to take advantage of opportunities in their markets.

Garden, Crop, Harvest® Investing

The second element of the Fund’s investment process is capital allocation. Artisan divides the portfolio into three parts:

•	GardenSM investing is where the investment process usually begins. Garden investments generally are smaller positions in companies that Artisan believes have a good franchise, attractive valuation and accelerating earnings, but that are at too early a stage in their profit cycle to be confident the investment will be successful.

•	Crop SM investments form the segment of the portfolio intended to hold the companies that are moving into the strongest part of their profit cycles. Through a detailed investment analysis, Artisan determines what it believes is necessary for a company to continue to generate positive earnings. When a company begins to perform consistently with Artisan’s expectations, Artisan generally will increase the Fund’s position in that company and move the stock from Garden investments into Crop investments.

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•	When a company’s profit cycle begins to decelerate, or a stock is approaching Artisan’s estimate of its intrinsic value, Artisan moves the stock into Harvest SM investments, and reduces the size of the position.

The Fund is broadly diversified by industry and company, although Artisan may emphasize certain business industries or sectors in the Fund’s portfolio when Artisan thinks those industries or sectors show greater growth potential than others.

The Fund invests primarily in U.S. companies and, under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (at market value at the time of purchase) in the common stocks of medium-sized companies. The Fund defines a medium-sized company as one with a market capitalization within the range of companies in the Russell Midcap® Index. As of September 30, 2004, that Index included companies with capitalizations between approximately $276.4 million and $14.9 billion. Over time, the capitalization range of the companies in the Index will change. As it does, the size of the companies in which the Fund invests may change. Although, as described above, the Fund may invest in a broader capitalization range, the Fund generally maintains median and weighted average market capitalizations of less than $10 billion.

The maximum investment in any single industry is 25% of the Fund’s net assets (at market value at the time of purchase) and no more than 5% of its net assets (at market value at the time of purchase) may be invested in securities of a single issuer. The Fund tries to maintain a cash position of no more than 5% of its net assets, although cash flows from shareholder investments and redemptions and purchases and sales of portfolio securities may cause the Fund’s cash position to be larger or smaller.

The Fund may sell a stock when Artisan thinks the stock is approaching full valuation, changing circumstances affect the original reasons for its purchase, the company exhibits deteriorating fundamentals, or more attractive opportunities are identified.

Artisan Mid Cap Fund is closed to most new investors. See “Investing with Artisan Funds – Investors Eligible to Open New Mid Cap Fund Accounts” for new account eligibility criteria.

PRINCIPAL RISKS YOU SHOULD CONSIDER

Like all mutual funds that invest primarily in stocks, the Artisan Funds take investment risks and it is possible for you to lose money by investing in a Fund. Each portfolio management team’s ability to choose suitable investments for a Fund has a significant impact on that Fund’s ability to achieve its investment objective. An investment in a Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The principal risks that apply to each Fund include:

•	Stock Market Risks. The Funds invest primarily in common stocks and other equity securities. Over time, stocks have shown greater growth than other types of securities. In the short-term, however, stock prices fluctuate widely in response to company, market, economic or other news.

•      Risks of Emphasizing a Region, Sector or Industry. If a Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

•      Risks of Investing in IPOs. Each Fund may participate in the initial public offering (IPO) market. When a Fund is small, IPOs may greatly increase the Fund’s total return. But as the Fund grows larger, the Fund is unlikely to achieve the same level of total return from IPOs. Investing in IPOs is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies.

5

•	Impact of Actions by Other Shareholders. Each Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an impact on the Fund and on other investors. For example, significant levels of new investments may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause a Fund to sell portfolio securities or borrow funds, which might generate a capital gain or loss or cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just those investors who redeemed. Shareholder purchase and redemption activity may also affect the per share amount of a Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax.

The principal investment risks specific to each Fund follow:

Risks	Int’l	Mid Cap
Currency Risks	•
Emerging Market Risks	•
Foreign Investing Risks	•
Growth Investing Risks	•	•
Medium-sized Company Risks	•	•
Small Company Risks	•

•	Currency Risks. Foreign securities usually are denominated and traded in foreign currencies, while each Fund values its assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate daily. As a result, the values of a Fund’s non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. Artisan International Fund is likely to have a significant portion of its assets invested in securities denominated in the euro, so the exchange rate between the euro and the U.S. dollar is likely to have a significant impact on the value of the Fund’s investments.

•	Emerging Markets Risks. The risks of foreign investments typically are greater in emerging markets. For example, political and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed. These countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

•	Foreign Investing Risks. Foreign stocks as an asset class may underperform U.S. stocks, and foreign stocks may be more volatile than U.S. stocks. Risks relating to investments in foreign securities (including American Depositary Receipts or “ADRs”) include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices and political instability.

•	Growth Investing Risks. Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth Artisan anticipated.

•	Medium-sized Company Risks. Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of large companies. Compared to large companies, medium-sized companies typically may have analyst coverage by fewer Wall Street firms – meaning they may trade at prices that reflect incomplete or inaccurate information. During some periods, stocks of medium-sized companies, as an asset class, have underperformed the stocks of small and large companies.

•	Small Company Risks. Stocks of small companies tend to be more volatile and less liquid than stocks of large companies. Compared to large companies, small companies typically may have analyst coverage by fewer Wall Street firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Small companies may have a shorter history of operations, less access to financing, and a less diversified product line – making them more susceptible to market pressures and more likely to have a volatile stock price. During some periods, stocks of small companies, as an asset class, have underperformed the stocks of larger companies.

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PERFORMANCE

The following bar charts show the Artisan Funds’ calendar year by year returns for Institutional Shares. The inception dates shown are for the Institutional Shares; International Fund and Mid Cap Fund began operations on December 28, 1995 and June 27, 1997, respectively. This information shows how the Funds’ returns have varied over time (one kind of investment risk). Performance results include the effect of expense reduction arrangements, if any. If those arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. How the Funds have performed in the past does not necessarily indicate how they will perform in the future.

Fund performance may be materially different by the time you receive this prospectus.

For more current performance information, call 1-800-399-1770.

CALENDAR YEAR BY YEAR TOTAL RETURNS

Artisan International Fund – Institutional Shares (Inception: 7/1/97)

The calendar year-to-date total return as of September 30, 2004 was 2.37%.

Artisan Mid Cap Fund – Institutional Shares (Inception: 7/1/00)

The calendar year-to-date total return as of September 30, 2004 was 1.54%.

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During the periods included in the bar charts above, each Fund’s highest and lowest quarterly returns were as follows:

Artisan Fund	High	Quarter	Low	Quarter
Artisan International Fund	49.11%	12/31/99	-21.34%	9/30/02
Artisan Mid Cap Fund	25.92	12/31/01	-22.39	9/30/01

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED 12/31/2003)

The following table shows the Funds’ average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2003. The index information is intended to permit you to compare each Fund’s performance to a broad measure of market performance. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in a Fund. A Fund’s “Return after taxes on distributions” shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. A Fund’s “Return after taxes on distributions and sale of Fund shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some instances, the “Return after taxes on distributions and sale of Fund shares” may be greater than the “Return before taxes” because you are assumed to be able to use any capital loss realized on the sale of Fund shares to offset other taxable capital gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

FOR PERIODS ENDED 12/31/03

Artisan Fund/Index	1-Year	5-Year	Since Inception[1]
Artisan International Fund (Institutional Shares)
Return before taxes	29.42%	7.62%	9.66%
Return after taxes on distributions	29.19	6.26	7.87
Return after taxes on distributions and sale of Fund shares	19.40	5.88	7.37
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	38.59	-0.05	1.41

Artisan Mid Cap Fund (Institutional Shares)
Return before taxes	32.08%	N/A	-0.66%
Return after taxes on distributions	32.08	N/A	-1.03
Return after taxes on distributions and sale of Fund shares	20.85	N/A	-0.77
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	40.06	N/A	3.83

[1]	Institutional Shares inception dates: International Fund – 7/1/97 and Mid Cap Fund – 7/1/00. All returns reflect reinvested dividends.

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DESCRIPTIONS OF INDICES

•	Morgan Stanley Capital International, Inc. (MSCI) EAFE® Index is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada.

•	Russell Midcap® Index is an unmanaged, market-weighted index of about 800 medium-sized U.S. companies.

The indices are unmanaged and market-weighted and their returns include net reinvested dividends but, unlike the Funds’ returns, do not reflect the payment of sales commissions or other expenses incurred in the purchase or sale of the securities included in the indices. Morgan Stanley & Co. and The Frank Russell Company are the respective owners of the trademarks, service marks and copyrights related to the MSCI EAFE and Russell Midcap indices.

FEES & EXPENSES

Below are the fees and expenses that you may pay if you buy and hold Institutional Shares of the Artisan International Fund or Artisan Mid Cap Fund.

Shareholder Fees (fees paid directly from your investment):

Institutional Shares
Expenses	International		Mid Cap
Maximum Sales Charge (Load) Imposed on Purchases	None		None
Exchange Fee	None	*	None
Redemption Fee	2.00%	*	None

*  Artisan International Fund will charge you a redemption fee on redemptions (including redemptions by exchange) of shares held for 90 days or less. For more information about the redemption fee, see “How to Sell (Redeem) Shares.”

Annual Fund Operating Expenses* (expenses that are deducted from Fund assets):

	Institutional Shares
Expenses	International	Mid Cap
Management Fees	0.93%	0.94%
Distribution (12b-1) Fees	None	None
Other Expenses	0.08	0.02

Total Annual Fund Operating Expenses	1.01%	0.96%

* Based on the fiscal year ended September 30, 2004.

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Example. The example is intended to help you compare the cost of investing in Institutional Shares of the Artisan International Fund or Artisan Mid Cap Fund with that of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that you earn a 5% return each year, and that operating expenses remain constant. The example is for illustration only. It is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

	Institutional Shares
Time Period	International	Mid Cap
1 year	$103	$98
3 years	322	306
5 years	558	531
10 years	1,236	1,178

ORGANIZATION, MANAGEMENT & MANAGEMENT FEES

Organization. Each Artisan Fund is a series of Artisan Funds, Inc. Artisan International Fund and Artisan Mid Cap Fund offer two classes of shares – Investor Shares and Institutional Shares. This prospectus describes Institutional Shares. Investor Shares are offered through a separate prospectus.

Management. Each Artisan Fund is managed by Artisan Partners Limited Partnership (Artisan Partners), which selects the Fund’s investments and handles its business affairs under the direction of Artisan Funds’ board of directors. Artisan Partners was organized in 1994 and, as of November 1, 2004, managed approximately $35.9 billion for Artisan Funds and other institutional clients. Artisan Partners is a limited partnership managed by its general partner, Artisan Investment Corporation. Its address is Artisan Partners Limited Partnership, 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202-5402.

PORTFOLIO MANAGERS

The portfolio managers of each of the Artisan Funds are identified in the following paragraphs. Each portfolio manager is responsible for management of the designated Fund as well as other Artisan Partners client portfolios.

ARTISAN INTERNATIONAL FUND

Artisan International Fund has been managed since its inception by Mark L. Yockey, CFA.

Mr. Yockey is a Managing Director of Artisan Partners and a Vice President of Artisan Funds. He joined Artisan Partners in December 1995 and has managed Artisan Partners’ international growth strategies since that time. Mr. Yockey also has been Portfolio Manager of Artisan International Small Cap Fund since its inception. Mr. Yockey holds B.A. and M.B.A. degrees from Michigan State University.

10

ARTISAN MID CAP FUND

Artisan Mid Cap Fund is managed by Andrew C. Stephens, Lead Portfolio Manager, and James D. Hamel, CFA, Associate Portfolio Manager.

Mr. Stephens is a Managing Director of Artisan Partners and a Vice President of Artisan Funds. He joined Artisan Partners in March 1997 and has been Portfolio Manager of Artisan Mid Cap Fund and Artisan Partners’ mid-cap growth strategy since inception. Mr. Stephens holds a B.S. degree in Economics from the University of Wisconsin – Madison.

Mr. Hamel joined Artisan Partners in May 1997 as an Analyst working with Mr. Stephens on Artisan Partners’ mid-cap growth strategy, including the Fund. He has been Associate Portfolio Manager of Artisan Mid Cap Fund since October 2001. Mr. Hamel holds a B.S. in Finance from the University of Minnesota – Minneapolis.

MANAGEMENT FEES

Each Fund pays a management fee to Artisan Partners for serving as its investment adviser and providing administrative services. The annual fee is determined as a percentage of average daily net assets. For the fiscal year ended September 30, 2004, the management fees paid by the Funds as a percentage of each Fund’s average daily net assets were:

Artisan International Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.93%
Artisan Mid Cap Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.94%

The management fee and the other expenses related to a Fund’s operations are reflected in its net asset value.

INVESTING WITH ARTISAN FUNDS

Each Artisan Fund is 100% no-load, which means you pay no sales charges. You also pay no 12b-1 fees. However, you bear your share of annual fund operating expenses (including the investment management fee) which are deducted from Fund assets.

Applications for Institutional Shares are only made available through Artisan Distributors LLC by calling 1-800-399-1770. Institutional Shares may be purchased by check or wire. There are no sales commissions or underwriting discounts.

WHO IS ELIGIBLE TO INVEST?

Institutional Shares are designed for institutional investors in the United States who are able to meet the high minimum investment requirements. The Funds do not permit investors to pool their investments in order to invest in the Institutional Shares. As a result, the Funds generally do not permit investment in Institutional Shares by omnibus accounts, benefit plans in which participants have the power to direct investments, or similar arrangements in which transactions in the Institutional Shares may not be controlled by a single individual, group or entity. A shareholder of the Institutional Shares that opened its account before implementation of this policy generally will be permitted to continue to invest in Institutional Shares, provided there is no material change in the pattern of activity in that shareholder’s account that Artisan considers to be not in the best interests of the Fund in which that account is maintained and its other shareholders.

Artisan Mid Cap Fund is closed to most new investors. Existing shareholders may make additional investments in the Fund’s Institutional Shares and may reinvest dividends and capital gain distributions in Institutional Shares, even though the Fund has closed. The Fund will accept new accounts only from investors who satisfy new account eligibility requirements summarized below.

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INVESTORS ELIGIBLE TO OPEN NEW ACCOUNTS IN MID CAP FUND

You may open a new account in the Artisan Mid Cap Fund’s Institutional Shares only if you meet the minimum initial investment and other criteria and:

•      you are already a beneficial holder of Institutional Shares of the Artisan Mid Cap Fund (in your own name or as beneficial owner of shares held in someone else’s name) (for example, a nominee or custodian holding Institutional Shares for the benefit of an institutional investor would not be eligible to open a new Institutional Shares account for its own benefit or for the benefit of another customer, but the institutional investor would be eligible to open a new account);

•	you are the beneficial holder of shares of any of the Artisan Funds with a combined value of at least $5 million (held in your own name or by a nominee or custodian for your benefit); or

•	you are a client of Artisan Partners, you are a client of a consultant that has a business relationship with Artisan Partners, or you have an existing business relationship with Artisan Partners and your investment in the Fund would not adversely affect Artisan Partners’ ability to manage the Fund effectively.

Effective January 24, 2005, in order to further limit the growth of assets of Artisan Mid Cap Fund, the Fund will not accept most new accounts for employee benefit plans (including 401(k) and other types of defined contribution plans) that expect to have increasing assets over time, even if the plan would be eligible to open a new account under the guidelines set out above.

Artisan Mid Cap Fund may ask you to verify that you meet one of the guidelines above prior to permitting you to open a new account in the Fund. The Fund may permit you to open a new account if the Fund reasonably believes that you are eligible. The Fund may also decline to permit you to open a new account if the Fund believes that doing so would be in the best interests of the Fund and its shareholders, even if you are eligible to do so.

MINIMUM INVESTMENTS

To open an account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$5,000,000
Minimum balance required . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$5,000,000

Each account must separately meet the minimum investment requirement applicable to Institutional Shares. Each Fund reserves the right to close your account and redeem your shares if the value of your account falls below $5 million, unless the reduction in value is due solely to market depreciation. Before closing an account below this level, the Fund will notify you and allow you at least 30 days to bring your account’s value up to the minimum.

IMPORTANT INFORMATION ABOUT OPENING AN ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an Artisan Funds account, you must provide certain identifying information on your account application and agree that no transactions will be made through that account for the benefit of persons other than the registered owners listed on the application or the beneficial owners of that account, if the account is held through a custodian, trustee or other intermediary or nominee. If you are transferring the ownership of your account, you will also need to provide identification information for the transferee. The information required for certain types of accounts is described below.

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Trust For An Established Employee Benefit or Profit-Sharing Plan

The trust or plan must be established before you can open an account. Please include the date of establishment of the trust or plan and its tax identification number on the application. Copies of the documentation establishing the trust or plan must be included along with the application, including at least the first and last pages of the trust agreement or plan documents and such other documents as well as verify who is authorized to act on behalf of the account. For accounts other than retirement plans covered by ERISA, you also must provide identification information on the person(s) authorized to transact on behalf of the trust including full name(s), birth date(s), residential address(es) and social security number(s).

Business or Organization

This type of account is for a corporation, association, partnership or similar institution. A certified copy of the articles of incorporation, partnership agreement or other organizational documents and a certified corporate resolution or similar documentation that identifies the individuals authorized to act on behalf of the entity must be included along with the application. Unless you are a public company, financial institution regulated by a federal functional regulator, governmental agency or instrumentality or a bank regulated by a state bank regulator, you also must provide identification information on the person(s) authorized to transact on behalf of the entity including full name(s), birth date(s), residential address(es) and social security number(s).

If you fail to provide the appropriate information to the Funds, the Funds may try to contact you to obtain the necessary information. If you are unable to provide the requested information, the Funds are unable to contact you within the period of time the Funds consider appropriate, or the Funds believe that the nature of the information is such that follow-up contact is not appropriate, your application will be rejected and the monies received to establish your account will be returned to you. For some investors, this could have adverse consequences. As a result, it is very important that the application be filled out completely. If you have questions about completing your application, please call 1-800-399-1770.

After your account is established, the Funds are required to take steps to verify your identity. These actions may include checking your identifying information against various databases. The Funds also may ask to see identifying documents, such as a business license, to verify your identity. If the Funds are unable to verify your identity from the information you provide, your account will be closed and the redemption proceeds will be paid to you. You will receive the share price next calculated after the Funds determine that they are unable to verify your identity (so your redemption proceeds may be more or less than the amount you paid for your shares and the redemption may be a taxable transaction). See “Shareholder and Account Procedures – Anti-Money Laundering Compliance” for more information.

INFORMATION ABOUT INAPPROPRIATE TRADING

Artisan Funds attempts to identify investors who appear to engage in trading the Funds consider inappropriate, which may include frequent or short-term trading, and to take reasonable steps to deter such activity. Artisan Funds expects investors in the Institutional Shares of the Funds to engage in relatively few transactions. Except in unusual circumstances (which may include transactions in accounts opened before imposition of the Funds’ policy prohibiting investment by most omnibus accounts or benefit plan accounts in which participants have the power of investment direction), Artisan Funds considers more than one transaction (purchase or redemption) per month in the Institutional Shares inappropriate and, in some circumstances, may consider even fewer transactions inappropriate. The Funds cannot always identify or reasonably detect frequent, short-term or other inappropriate trading.

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The nature of the efforts undertaken and the resulting action by Artisan Funds depends, among other things, on the type of shareholder account. If Artisan Funds believes that an investor has engaged in frequent, short-term or other inappropriate trading, it may reject future purchases of Fund shares in that account or related accounts, or by that investor, with or without prior notice; reject a particular purchase order; limit exchanges among Artisan Funds; and/or refuse to open an account. If inappropriate trading is detected in an omnibus account registered in the name of a nominee, financial intermediary or plan sponsor, Artisan Funds may request that the nominee, intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. Rejection of future purchases by a retirement plan because of inappropriate trading activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in inappropriate trading. To avoid those collateral consequences, for retirement plans, Artisan Funds generally will communicate with the intermediary or plan sponsor and request that the intermediary or plan sponsor take action to cause the inappropriate trading by that participant or participants to cease. If inappropriate trading recurs, Artisan Funds may refuse all future purchases from the plan, including those of plan participants not involved in the inappropriate activity.

A financial intermediary through which you may purchase shares of a Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Funds’ consent or direction to undertake those efforts, but the Funds may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Funds and discussed in this prospectus. The Fund’s ability to impose restrictions on trading activity with respect to accounts traded through a particular intermediary may vary depending on the system capabilities, applicable legal restrictions and cooperation of the particular intermediary. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

The identification of inappropriate trading involves judgments that are inherently subjective and the above actions alone or taken together with the other means by which Artisan Funds seeks to discourage certain types of inappropriate trading (through the use of short-term redemption fees on certain Funds and fair value pricing, for example) cannot eliminate the possibility that inappropriate trading activity in the Funds will occur. Trading activity, appropriate or inappropriate, may affect the Fund and other shareholders. See “Principal Risks You Should Consider – Impact of Actions by Other Shareholders.”

HOW TO BUY SHARES

PURCHASES BY WIRE

You may purchase shares by instructing your financial institution to wire money to Artisan Funds’ custodian bank. Your financial institution may charge you a fee for sending the wire. Wire transfers from a bank outside the United States will not be accepted. If you are opening a new account by wire transfer, you must first telephone Artisan Funds at 1-800-399-1770 to obtain an application and to request an account number and furnish your tax identification number. Artisan Funds will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

Wire transfer instructions are:

State Street Bank and Trust Company

Attn: Mutual Funds

Boston, MA 02110

Routing #011000028

Credit to:	Artisan International Institutional Shares 662
Artisan Mid Cap Institutional Shares 1333

Deposit DDA 99050882

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PURCHASES BY CHECK

To make an initial purchase of shares by check, complete and sign the account application and send it to one of the following addresses with a check for the total purchase amount payable to “Artisan Funds”:

Regular Mail	Overnight Delivery
Artisan Funds c/o Boston Financial P.O. Box 8412 Boston, MA 02266-8412	Artisan Funds c/o Boston Financial 66 Brooks Drive Braintree, MA 02184

Artisan Funds will not accept cash, drafts, money orders, travelers checks, credit card payments, credit card checks, third-party checks, starter checks or checks drawn on financial institutions outside of the United States. All investment checks must be delivered to one of the above addresses. Artisan Funds and Artisan Distributors LLC do not accept shareholder investment checks at their corporate offices; checks received at those offices will be forwarded to Boston Financial and will not be effective until the order is received and accepted there.

PURCHASES IN KIND

You may, subject to the approval of Artisan Funds, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment process, goal and philosophy) and that have values that are readily ascertainable in accordance with the Fund’s valuation policies. Call Artisan Funds at 1-800-399-1770 if you would like to purchase Fund shares with other securities.

SUBSEQUENT INVESTMENTS

You may make subsequent investments by wire transfer using the instructions given above, or by submitting a check, along with either the stub from your Fund account confirmation statement or a letter indicating the amount of the purchase, your account number and the name in which your account is registered. Artisan Funds will not accept cash, drafts, money orders, travelers checks, credit card payments, credit card checks, third-party checks, starter checks or checks drawn on financial institutions outside of the United States.

PURCHASE PRICE & EFFECTIVE DATE

Each purchase of Institutional Shares is made at the net asset value (NAV) applicable to Institutional Shares (see “Share Price”) next determined after your investment is accepted, including receipt by the Fund of the check or wire transfer of funds in payment of the purchase. Anti-money laundering processes may delay a purchase. See “Shareholder & Account Procedures – Anti-Money Laundering Compliance.”

GENERAL

Artisan Funds cannot accept a purchase order specifying a particular purchase date or price per share. Purchases may not be post-dated, will not be held for processing on a designated date and will be processed upon acceptance. If your check does not clear, your purchase will be cancelled. You also will be liable for any resulting losses or fees the Fund or its transfer agent incurs.

Each purchase order must be accepted by an authorized officer of Artisan Funds or its transfer agent and is not binding until accepted and entered on the books of the Fund. Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the shares. Artisan Funds reserves the right not to accept any purchase order that it determines not to be in the best interests of a Fund or the Fund’s shareholders or as described under “Anti-Money Laundering Compliance.” The Fund and its transfer agent will not be responsible for any loss, liability, cost or expense resulting from rejecting any purchase order deemed inappropriate.

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HOW TO SELL (REDEEM) SHARES

You may sell some or all of your shares on any day that the New York Stock Exchange (NYSE) is open for regular session trading. You will receive the share price next calculated after your order is accepted by the Fund or its authorized agent. Many redemptions require signature guarantees. All signature guarantees must use a STAMP2000 Medallion imprint appropriate for the nature and dollar amount of the transaction. If the institution guaranteeing your signature uses the wrong Medallion, your redemption request may be rejected. See “General Redemption Policies – Signature Guarantees” below.

A Fund may reject your redemption request if:

•	The identification information you provided in your account application cannot be verified;

•	Your identification information matches information on a government list of suspicious persons; or

•	The Fund believes that you may be involved in suspicious activity.

TELEPHONE 1-800-399-1770

If your shares are registered in your name with the Funds’ transfer agent, you may redeem by telephone all or any part of your Institutional Shares. (If your shares are registered in the name of a trustee, custodian or other nominee, that entity may redeem by telephone.) During periods of volatile economic and market conditions, you may have difficulty making a redemption request by telephone, in which case you should make your redemption request in writing.

The registered owner must authorize telephone redemption on the application when an account is opened, or use the Funds’ telephone redemption authorization form before a redemption request may be made by telephone. Call us at 1-800-399-1770 to obtain a telephone redemption authorization form. The telephone redemption form must be signed by a person authorized to act on behalf of the registered owner of an account and that person’s signature must be guaranteed. See “General Redemption Policies – Signature Guarantees” below.

To redeem shares by telephone, call the Funds’ transfer agent at 1-866-773-7233. Any amount of shares may be redeemed by telephone if a bank account was designated on the account application or telephone redemption authorization form to receive the proceeds by wire transfer. If you have not designated a bank account to receive the proceeds by wire, telephone redemptions will be limited to $25,000 each.

To reduce the risk of loss from a fraudulent instruction, we will send your redemption proceeds only to the bank account designated in your application, or in a telephone authorization form or letter signed by an authorized person and with that signature guaranteed. See “General Redemption Policies.” If you have not effectively designated a bank account, we will send the redemption proceeds by check to your mailing address of record. We may record a call, request identifying information or send written confirmation of telephone transactions.

The Fund and its transfer agent will not be responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense for acting upon instructions furnished by telephone, if we follow reasonable procedures designed to identify the caller. Please verify the accuracy of each telephone transaction as soon as you receive your confirmation statement. We recommend that you take precautions to keep confidential your personal information – including your account number and tax identification number.

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BY MAIL

You may redeem all or any part of your Institutional Shares by written request delivered to Artisan Funds’ transfer agent at one of the following addresses:

Regular Mail	Overnight Delivery
Artisan Funds c/o Boston Financial P.O. Box 8412 Boston, MA 02266-8412	Artisan Funds c/o Boston Financial 66 Brooks Drive Braintree, MA 02184

You will receive the share price next calculated after your order is accepted by the Fund. Some redemptions require signature guarantees. All signature guarantees must use a STAMP2000 Medallion imprint appropriate for the nature and dollar amount of the transaction. If the institution guaranteeing your signature uses the wrong Medallion, your redemption request may be rejected. See “General Redemption Policies – Signature Guarantees” below.

Your redemption request must:

•	identify the Fund and give your account number;

•	specify the number of shares or dollar amount to be redeemed;

•	be accompanied by a corporate resolution or other authorization in the case of a redemption by a corporation, trust, partnership or other entity, as described below; and

•	be signed by the shareholder in ink or by a duly authorized agent of the shareholder.

EVIDENCE OF AUTHORITY

Redemption requests by a corporation, trust, partnership or other entity must be accompanied by evidence of authority of the person or persons signing the redemption request to so act and, if a request is submitted in writing and you wish to redeem more than $25,000 worth of shares, you must submit a signature guarantee. Some redemptions require signature guarantees. All signature guarantees must use a STAMP2000 Medallion imprint appropriate for the nature and dollar amount of the transaction. If the institution guaranteeing your signature uses the wrong Medallion, your redemption request may be rejected. See “General Redemption Policies – Signature Guarantees” below.

In the case of a corporation, the request must be signed in the name of the corporation by an officer whose title must be stated, and must be accompanied by a bylaw provision or resolution of the board of directors, certified within 60 days, authorizing the officer to so act. A redemption request from a partnership or a trust must be signed in the name of the partnership or trust by a general partner or a trustee. If the trustee is not named in the account registration, a redemption request by a trust must also include evidence of the trustee’s appointment, such as a certified copy of the relevant portions of the trust instrument. Under certain circumstances, before the shares can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

GENERAL REDEMPTION POLICIES

You may not cancel or revoke your redemption order once your instructions have been mailed or otherwise transmitted. Artisan Funds cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please call 1-800-399-1770 if you have any questions about requirements for a redemption before submitting your request. Artisan Funds reserves the right to require a properly completed application before making payment for shares redeemed.

The Fund intends to pay all redemptions in cash. During any 90-day period for any one shareholder, a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets. Redemptions in excess of these limits may be paid wholly or partly by an in-kind distribution of securities.

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The price at which your redemption order will be executed is the NAV next determined after proper redemption instructions are accepted. See “Share Price.” Because the redemption price you receive depends upon the NAV per share of Institutional Shares at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.

Artisan International Fund will charge you a redemption fee on redemptions of shares held 90 days or less. The redemption fee will be deducted from your redemption proceeds and retained by the Fund. The Fund reserves the right to waive or reduce the 2% redemption fee on shares held 90 days or less at its discretion when the Fund believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. The Fund currently waives the redemption fee on redemptions of shares held by certain retirement or profit-sharing plans and shares purchased through certain intermediaries. In those cases where an intermediary passes the redemption fee through to underlying investors, the amount of the fee and the holding period generally will be consistent with the Fund’s criteria. However, due to differences in operational capacities, the intermediaries’ methods for tracking and calculating the fee may be different in some respects from the methods employed by the Funds. If you purchase Fund shares through an intermediary, you should contact the intermediary for more information on how redemption fees will be applied to your shares. The redemption fee does not apply to shares purchased through reinvestment of dividends and distributions. Artisan International Fund also will not impose the redemption fee on redemptions initiated by the Fund. Waivers of the redemption fee are reported to the board of directors of Artisan Funds.

Artisan Funds will generally wire transfer the proceeds of your redemption to the bank account designated in your purchase application. Artisan Funds will not wire funds to a non-U.S. bank. Your financial institution may charge you a fee to receive funds by wire. Your request to change your bank account or add options must be submitted in writing and include a signature guarantee using a STAMP2000 Medallion imprint appropriate for the nature and dollar amount of the transaction. If the institution guaranteeing your signature uses the wrong Medallion, your redemption request may be rejected. See “Signature Guarantees” below.

If you recently have made a purchase, the Fund may withhold redemption proceeds until it is reasonably satisfied that it has received payment. This confirmation process can take up to 15 days. To reduce such delays, Artisan Funds recommends that your purchase be made by federal funds wire through your financial institution. Redemptions may be suspended or payment dates postponed on days when, other than weekends or holidays, the NYSE is closed, its trading restricted or as permitted by the Securities and Exchange Commission. Redemption proceeds may also be withheld or delayed as required by anti-money laundering laws and regulations.

Shares in any account you maintain with Artisan Funds may be redeemed to the extent necessary to reimburse Artisan Funds for any loss it sustains that is caused by you (such as losses from uncollected checks or any Fund liability under the Internal Revenue Code provisions on backup withholding relating to your account).

SIGNATURE GUARANTEES

To protect you and the Fund from fraud, the following redemption requests and account changes must be submitted in writing and include a signature guarantee:

•	If you wish to redeem more than $25,000 worth of shares and have not designated a U.S. bank account to receive the proceeds by wire transfer.

•	If you change your name or add/remove an owner on your account.

•	If you authorize telephone redemptions after your account is open.

•	If you add/change the beneficiary to whom your account will be transferred upon your death.

•	If you ask that a check or wire be delivered to an address or bank account other than the address or bank account on your account.

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•	If you ask that a check or wire be made payable to someone other than the account owner.

•	If you add/change the U.S. bank account to which the proceeds of any redemption are to be paid by wire or distributions are to be paid by electronic funds transfer.

•	If you transfer the ownership of your account.

•	If you wish to redeem shares and have changed the address on your account by phone within the last 60 days.

All signature guarantees must use a STAMP2000 Medallion imprint appropriate for the nature and dollar amount of the transaction. A form or transaction request received with an imprint other than an appropriate STAMP2000 Medallion imprint may be rejected. You should be able to obtain a signature guarantee with an appropriate STAMP2000 Medallion imprint from a bank, broker-dealer, securities exchange or association, clearing agency, savings association or credit union if authorized under state law. A notary public cannot provide a signature guarantee.

Each owner’s signature must be guaranteed separately. For example, a joint account with two owners requires two signature guarantees.

ADDRESS CHANGE

You may change the address on your account by:

•	sending us a request in writing with all owners’ signatures guaranteed using a STAMP2000 Medallion imprint appropriate for the nature of the transaction, see “Signature Guarantees”, or

•	call us at 1-800-399-1770.

We prefer that a change of address request be submitted in writing with a signature guarantee. If you make your request by phone, we will not honor any redemption request for the following 60 days that is not in writing with a signature guarantee. Your Fund will send a written confirmation of the change to both your old and new addresses.

SHAREHOLDER & ACCOUNT PROCEDURES

STATEMENTS AND REPORTS

As an Artisan Fund shareholder, you will receive:

•	Confirmation statements.

•	Quarterly account statements.

•	Annual and semi-annual reports with financial statements.

•	Year-end tax statements.

We suggest you keep each quarterly and year-end account and tax statements. You may need them for tax purposes.

If you need copies of statements, call 1-800-399-1770. Copies of this year’s or last year’s statements are free of charge; for earlier years, there is a per statement processing fee (currently $10) for each year for which statements (account or tax) are requested.

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SHARE PRICE

Artisan International Fund and Artisan Mid Cap Fund are open for business every day the NYSE is open for regular session trading. Institutional Shares are not priced on days when the NYSE is closed. Artisan International Fund and Artisan Mid Cap Fund buy and sell their shares each day the NYSE is open, at the NAV per share calculated on that day.

The NAV per Institutional Share is the value of a single Institutional Share. It is computed by totaling the Institutional Shares’ pro rata share of the value of the Fund’s investments, cash and other assets, subtracting the Institutional Shares’ pro rata share of the value of the Fund’s general liabilities and the liabilities specifically allocated to the Institutional Shares, then dividing the result by the number of Institutional Shares outstanding. The NAV is computed daily as of the NYSE closing time – usually 3:00 p.m. Central Time, but sometimes earlier.

Portfolio securities and assets are valued chiefly by quotations from the primary market in which they are traded. When reliable market quotations are not readily available, securities are priced at a fair value, calculated according to procedures adopted by the board of directors. Reliable market quotations may be considered not to be readily available, and a Fund may therefore use fair value pricing, if, in the opinion of the valuation committee, the value of a security the Fund holds is materially affected by events occurring after the close of the primary market or exchange on which the security is traded but before the time as of which the Fund’s NAV is calculated. The Funds have retained a third party service provider to assist in determining estimates of fair values for foreign securities. This service utilizes statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value. When fair value pricing is employed, the value of a portfolio security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Estimates of fair value utilized by the Funds as described above may differ from the value realized on the sale of those securities and the differences may be material to the NAV of the applicable Fund.

Values of foreign securities are translated from local currencies into U.S. dollars using current exchange rates. Trading in securities in foreign markets takes place on some days (including some weekend days and U.S. holidays) when the NYSE is not open, and does not take place on some days when the NYSE is open. So, the value of a Fund’s portfolio may be affected on days when the Fund does not calculate its NAV and you cannot purchase or redeem Fund shares.

ANTI-MONEY LAUNDERING COMPLIANCE

Artisan Funds is required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an Artisan Funds account, you must provide certain identifying information on your account application. If you are transferring the ownership of your account, you will also need to provide identification information about the transferee. The information required for each type of account is described above. If you fail to provide the appropriate information to the Funds, the Funds may try to contact you to obtain the necessary information. If you are unable to provide the requested information, the Funds are unable to contact you within the period of time the Funds consider appropriate, or the Funds believe that the nature of the information is such that follow-up contact is not appropriate, your application will be rejected and the monies provided to establish your account will be returned to you. For some investors and types of accounts, this could have adverse consequences. As a result, it is very important that the application be filled out completely. If you have questions about completing your application, please call 1-800-399-1770.

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After your account is established, the Funds may also ask to see other identifying documents to verify your identity. These actions may include checking your identifying information against various databases. The Funds may also ask to see identifying documents, such as a business license, to verify your identity. If the Funds are unable to verify your identity from the information you provide, your account will be closed and the redemption proceeds will be paid to you (unless the Funds are required to “freeze” your account as described below). You will receive the share price next calculated after the Funds determine that they are unable to verify your identity (so your redemption proceeds may be more or less than the amount you paid for your shares and the redemption may be a taxable transaction).

If at any time the Funds believe you may be involved in suspicious activity or if your identifying information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” your account. The Funds also may be required to provide a governmental agency with information about your attempt to establish a new account or about transactions that have occurred in your account. The Funds also may be required to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform you that it has taken the actions described above.

DIVIDENDS, CAPITAL GAINS & TAXES

As a shareholder in an Artisan Fund, you are entitled to your share of its net income and any gains realized on its investments. Each Fund intends to distribute substantially all of its net income and net realized capital gains to investors at least annually. Each Fund’s investment decisions generally are made without regard to tax consequences. As a result, each Fund may be less tax-efficient than other mutual funds that take tax consequences into account in the investment process. The “Performance” section of this prospectus includes information on each Fund’s after-tax returns.

DISTRIBUTION OPTIONS

When you open an account, you may specify on your application how you want to receive your distributions. If you later want to change your selection, you may either submit a written request or call us at 1-800-399-1770.

Each Fund offers the following options:

Reinvestment Option. Your dividends and capital gain distributions will be reinvested in additional shares of the Fund. If you do not indicate a choice on your application, we will automatically reinvest your distributions.

Income-Only Option. We will automatically reinvest your capital gain distributions, but send dividends to you by check or to your predesignated U.S. bank account by electronic funds transfer (EFT).

Capital Gains-Only Option. We will automatically reinvest your dividends, but send capital gain distributions to you by check or to your predesignated U.S. bank account by electronic funds transfer (EFT).

Cash Option. We will send all distributions to you by check or to your predesignated U.S. bank account by EFT.

To have distributions deposited directly to your U.S. bank account via the Automated Clearing House system for EFT, you must select that option on your application or send us written authorization with your signature guaranteed.

We will send distributions only to the bank account you have designated. We will not send distributions to a non-U.S. bank account. Call us at 1-800-399-1770 to obtain an application with the electronic funds transfer option. The Funds will not pay dividends or distributions by Federal Reserve wire transfer.

If you have not selected the EFT option or designated a bank account, we will send distributions by check to your mailing address of record.

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The Funds and the Funds’ transfer agent will not be responsible for the authenticity of instructions provided, including instructions to send distributions to a bank account designated in your application or other written authorization. The Funds and the Funds’ transfer agent also will not be responsible for any loss, liability, cost or expense for acting upon such instructions if we follow reasonable procedures for protecting shareholders against such loss.

When you reinvest, the reinvestment price is the NAV per Institutional Share at the close of business on the reinvestment date. Distribution checks usually will begin to be mailed promptly after the payment date. If your distribution check is returned undeliverable or remains uncashed for six months, the Fund may cancel the check and reinvest the proceeds in your Fund account at the NAV on the reinvestment date.

TAXES

As you should with any investment, consider how the return on your investment in a Fund will be taxed. If your investment is in a tax-deferred account like an employee benefit plan account, for example, the following tax discussion does not apply.

When you sign your account application, you must certify that your Social Security or taxpayer identification number is correct, that you are a U.S. person and that you are not subject to backup withholding for failing to report income to the IRS. If you fail to comply with this procedure, the IRS can require the Fund to withhold a percentage of your taxable distributions and redemptions.

Taxes on Transactions. When you redeem shares, you will experience a capital gain or loss if there is a difference between the basis of your shares (generally, their cost), and the price you receive when you sell them. You may be subject to tax.

Whenever you redeem shares of a Fund, you will receive a confirmation statement showing how many shares you sold and at what price. Shareholders of taxable accounts also may receive a year-end statement every January that reports, among other things, the average cost basis of the shares sold, if that information is available to the Funds. This will allow you or your tax preparer to determine the tax consequences of each redemption. However, be sure to keep your regular account statements and tax forms; that information will be essential in verifying the amount of your capital gains or losses.

Taxes on Distributions. Distributions are subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions also may be taxed by the country in which you reside.

Your distributions are taxable in the year they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in October, November or December and paid in January of the following year are taxable as if you received them on December 31 of the year declared.

For federal tax purposes, the Fund’s income and short-term capital gain distributions are taxed as ordinary income dividends, except as described below with respect to “qualified dividend income;” long-term capital gain distributions are taxed as long-term capital gains. The character of a capital gain depends on the length of time that the Fund held the asset it sold.

The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”) reduced the maximum tax rate on long-term capital gains of noncorporate investors from 20% to 15%. The Act also reduced to 15% the maximum tax rate on “qualified dividend income” received by noncorporate shareholders who satisfy certain holding period requirements. In the case of a Fund that qualifies as a regulated investment company for tax purposes (which each Fund expects to do), the amount of dividends that may be eligible for the reduced rate may not exceed the amount of aggregate qualifying dividends received by that Fund. To the extent a Fund distributes amounts of dividends, including capital gain dividends, that the Fund determines are eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. Without further legislative change, the rate reductions enacted by the Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2009.

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Every January, each of your Funds will send you and the IRS a statement called Form 1099 showing the amount of every taxable distribution you received (including those reinvested in additional shares) in the previous calendar year.

A Fund’s dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date set by the board of directors. As a result, although a Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed to shareholders is affected by the number of Fund shares outstanding at the record date.

The Funds generally publish estimates of their dividends and distributions in advance of the planned record and payment dates. There is no assurance that the Funds will publish such estimates in the future. Those estimates, if published, are for planning purposes and are subject to change.

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FINANCIAL HIGHLIGHTS

The following table is intended to help you understand each Fund’s financial performance. Effective September 30, 2003, Artisan Funds changed its fiscal year-end from June 30 to September 30. Information for each Fund is shown for the fiscal year ended September 30, 2004, the three month period ended September 30, 2003 and the Fund’s prior four fiscal years. Certain information reflects financial results for a single Institutional Share or (where Institutional Shares have been in operation for less than five years) a single Investor Share. Total returns represent the rate you would have earned (or lost) on an investment, assuming reinvestment of all dividends and distributions. This information for the fiscal year ended September 30, 2004 and the fiscal period ended September 30, 2003 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in the annual report, which is available upon request. The information for the prior years was audited by a different firm.
Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from net Investment Income	Distributions from Net Realized Gains	Total Distributions	Net Asset Value End of Period	Total Return(2)	Net Assets End of Period (millions)	Ratio of Expenses to Average Net Assets(3)		Ratio of Net Investment Income (Loss) to Average Net Assets(3)		Portfolio Turnover Rate(2)
ARTISAN INTERNATIONAL FUND
9/30/04	$16.63	$0.16	$2.86		$3.02	$(0.21)	$—	$(0.21)	$19.44	18.3%	$3,622.1	1.01%		0.85%		54.96%
9/30/03(4)	15.71	0.03	0.89		0.92	—	—	—	16.63	5.9	3,354.7	1.00	(5)	0.73	(5)	15.23
6/30/03	18.24	0.25	(2.65)		(2.40)	(0.13)	—	(0.13)	15.71	(13.1)	2,975.0	1.01		1.68		37.13
6/30/02	19.62	0.18	(1.46)		(1.28)	(0.10)	—	(0.10)	18.24	(6.5)	2,062.0	1.01		1.01		50.67
6/30/01	30.22	0.16	(7.21)		(7.05)	—	(3.55)	(3.55)	19.62	(24.5)	1,486.6	1.03		0.70		72.01
6/30/00	18.70	0.03	12.09		12.12	(0.06)	(0.54)	(0.60)	30.22	66.0	1,136.2	1.08		0.09		99.02

ARTISAN MID CAP FUND
9/30/04	$23.28	$(0.14)	$3.24		$3.10	$—	$—	$—	$26.38	13.3%	$1,036.0	0.96%		(0.54)%		101.09%
9/30/03(4)	21.96	(0.03)	1.35		1.32	—	—	—	23.28	6.1	929.6	0.98	(5)	(0.59	)(5)	26.52
6/30/03	22.24	(0.07)	(0.21	)(7)	(0.28)	—	—	—	21.96	(1.3)	829.0	1.00		(0.36)		102.85
6/30/02	26.48	(0.13)	(4.11)		(4.24)	—	—	—	22.24	(16.0)	449.8	1.02		(0.56)		121.14
6/30/01	27.57	(0.08)	0.02	(7)	(0.06)	—	(1.03)	(1.03)	26.48	(0.4)	212.2	1.08		(0.29)		153.95
6/30/00(6)	16.67	(0.18)	11.91		11.73	—	(0.83)	(0.83)	27.57	72.9	225.0	1.40		(0.79)		245.69

(1)      Computed based on average shares outstanding.

(2)      Periods less than 12 months (where applicable) are not annualized.

(3)      Periods less than 12 months (where applicable) are annualized.

(4)      For the period from July 1, 2003 to September 30, 2003. Artisan Funds changed its fiscal year-end from June 30 to September 30 effective September 30, 2003.

(5)      The ratios of expenses to average net assets and net investment income (loss) to average net assets reflect voluntary waivers or payment of expenses by Artisan Partners. Absent expenses waived or paid by Artisan Partners, the ratios of expenses to average net assets and net investment income (loss) to average net assets would have been as follows:

	Fund						Year or Period Ended	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets

	Artisan International Fund – Institutional Shares						9/30/03	1.00%	0.73%
	Artisan Mid Cap Fund – Institutional Shares						9/30/03	0.98	(0.59)

(6)      Artisan Mid Cap Institutional Shares commenced operations on July 1, 2000. Information for fiscal year ended June 30, 2000 reflects Mid Cap Investor Shares.

(7)      The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

24

For more detail on the Artisan Funds, you may request the Statement of Additional Information (SAI), which is incorporated in this prospectus by reference.

You can find more information about a Fund’s investments in its annual and semi-annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal period.

Call 1-800-399-1770 to receive a free copy of those documents or if you have a question or would like to receive other information about the Artisan Funds.

Text-only versions of the Funds’ documents can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 450 5th Street, N.W., Washington, D.C. 20549-0102 or by e-mail request at publicinfo@sec.gov.

ARTISAN FUNDS

INVESTMENT MANAGEMENT PRACTICED WITH

INTELLIGENCE AND DISCIPLINE IS AN ART®

1-800-399-1770

811-8932

25

ARTISAN FUNDS, INC.

Artisan International Fund

Artisan International Small Cap Fund

Artisan International Value Fund

Artisan Mid Cap Fund

Artisan Mid Cap Value Fund

Artisan Small Cap Fund

Artisan Small Cap Value Fund

STATEMENT OF ADDITIONAL INFORMATION

December 1, 2004

Artisan International Fund, Artisan International Small Cap Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund (each, a “Fund,” together, the “Funds”) are series of Artisan Funds, Inc. (“Artisan Funds”). This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of the Funds dated December 1, 2004 and any supplement to the prospectus. The Funds’ financial statements for the fiscal year ended September 30, 2004, including the notes thereto and the report of Ernst & Young LLP thereon, are incorporated herein by reference from the Funds’ annual report to shareholders. A copy of the Funds’ annual report must accompany delivery of this Statement of Additional Information. A copy of the prospectus for the Funds’ Investor Shares can be obtained without charge by calling (800) 344-1770, by writing to Artisan Funds, P.O. Box 8412, Boston, MA 02266-8412, or by accessing the Artisan Funds website at www.artisanfunds.com. A copy of the prospectus for the Institutional Shares of Artisan International Fund and Artisan Mid Cap Fund can be obtained without charge by calling (800) 399-1770 or by writing Artisan Funds, 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.

Information about the Funds and Artisan Partners

Each Fund is a series of Artisan Funds. Artisan Partners Limited Partnership (“Artisan Partners”) provides investment advisory services to the Funds.

Artisan Funds strives to offer distinctive, high-value-added investment opportunities. Each Fund’s portfolio management team specializes in its market, with an investment process created and refined through years of experience — an artisan. At Artisan Funds, we believe that experienced, active managers investing in inefficient markets can produce superior returns over time. The Artisan Funds are intended for long-term investors who share that belief.

The discussion below supplements the description in the prospectus of each Fund’s investment objectives, policies and restrictions.

Investment Objectives and Policies

The investment objective of each Fund may be changed by the board of directors without the approval of a “majority of the outstanding voting securities” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) of the Fund. However, investors in a Fund will receive at least 30 days’ prior written notice of any change in a Fund’s investment objective.

Investment Techniques and Risks

Foreign Securities

Under normal market conditions, Artisan International Fund invests at least 65% of its net assets at market value at the time of purchase in securities of non-U.S. companies and Artisan International Small Cap Fund and Artisan International Value Fund each invest at least 80% of their net assets at market value at the time of purchase (plus borrowings for investment purposes) in securities of non-U.S. companies. Each other Fund invests primarily in U.S. companies, but may invest up to 5% of its net assets at market value at the time of purchase in securities of non-U.S. companies. Artisan Partners may consider a company to be from outside the U.S. if (i) its principal securities trading market is outside the U.S.; (ii) alone or on a consolidated basis it derives more of its annual revenue from goods produced, sales made or services performed outside the U.S. than from inside the U.S.; or (iii) it is organized under the laws of, or has a principal office outside the U.S. By applying these tests, it is possible that Artisan International Fund, Artisan International Small Cap Fund or Artisan International Value Fund could consider a company to be a non-U.S. company, while one of the other Funds considers that same company to be a U.S. company.

Securities of non-U.S. companies include American Depositary Receipts (“ADRs”), New York Shares, European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities representing underlying shares of foreign issuers. ADRs and New York Shares are receipts, typically issued by a U.S. financial institution (a “depositary”), evidencing ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the depositary. EDRs, which are sometimes called Continental Depositary Receipts (“CDRs”), are receipts, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or a foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S., EDRs and CDRs are designed for trading in Europe and GDRs are designed for trading in non-U.S. markets. ADRs, EDRs, CDRs and GDRs may be available for investment through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt’s underlying security. The Funds may invest in sponsored or unsponsored ADRs, EDRs, CDRs or GDRs. In the case of an unsponsored depositary receipt, a Fund is likely to bear its proportionate share of the expenses of the depositary and it may have greater difficulty in receiving shareholder communications or exercising its voting rights than it would have with a sponsored depositary receipt.

With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, a Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under “Managing Investment Exposure.”)

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions that generally are denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

Although the Funds will try to invest in companies located in and government securities of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect international investments.

Income from securities held by the Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the countries in which the Fund invests. The net asset value of the Fund also may be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested.

Emerging Markets. Under normal market conditions, Artisan International Fund may invest up to 15% of its net assets at market value at the time of purchase, Artisan International Small Cap Fund may invest up to 25% of its net assets at market value at the time of purchase and Artisan International Value Fund may invest up to 20% of its net assets at market value at the time of purchase in emerging markets securities. Investments in emerging markets securities involve special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of those securities or, if the Fund has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in emerging markets securities typically are higher than costs associated with transactions in U.S. securities. Such transactions also may involve additional costs for the purchase or sale of foreign currency.

Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Many emerging markets have experienced substantial rates of inflation for extended periods. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Some of those countries, in recent years, have begun to control inflation through more prudent economic policies.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund’s portfolio. Expropriation, confiscatory taxation, nationalization and political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur.

Privatizations. Some governments have been engaged in programs of selling part or all of their interests in government owned or controlled enterprises (“Privatizations”). Artisan Partners believes that Privatizations may offer opportunities for significant capital appreciation, and may invest assets of Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund in Privatizations in appropriate circumstances. In certain countries, the ability of a U.S. entity such as a Fund to participate in Privatizations may be limited by local law, and/or the terms on which a Fund may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell their interests in companies currently owned or controlled by them or that Privatization programs will be successful.

Debt Securities

In pursuing its investment objective, a Fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in the Fund’s portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

Investments in debt securities by the Funds may be in those that are within the four highest ratings categories of Standard & Poor’s, a division of The McGraw-Hill Companies (“S&P”), or Moody’s Investors Services, Inc. (“Moody’s”) (generally referred to as “investment grade”) or, if unrated, deemed to be of comparable quality by Artisan Partners. Each Fund may invest up to 35% of its net assets in debt securities that are rated below investment grade (i.e. securities rated BBB or lower by S&P or Ba or lower by Moody’s, commonly called “junk bonds”). However, no Fund currently intends to invest more than 5% of its net assets in debt securities rated below investment grade. See the Appendix for descriptions of rating categories.

Debt securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer’s capacity to pay interest and repay principal. If the rating of a security held by a Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security, but Artisan Partners will consider that fact in determining whether the Fund should continue to hold the security.

Securities that are rated below investment grade are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy.

Equity-Linked Warrants

A Fund may invest in equity-linked warrants, which provide a way for investors to access markets where entry is difficult and time-consuming due to regulation. In a typical transaction, a Fund would buy a warrant from a broker that would entitle the Fund to a return measured by the change in value of an identified underlying security, shares of which are purchased by the broker to hedge its obligation. If the investor exercises the warrant and closes his position, the shares are sold and the warrant redeemed with the proceeds. An equity-linked warrant is a derivative security.

Each warrant typically represents one share of the underlying stock; therefore, the price, performance and liquidity of the warrant are all linked directly to the underlying stock. The warrants typically can be redeemed for 100% of the value of the underlying stock (less transaction costs). They typically can be exercised at any time.

There are risks associated with equity-linked warrants. A Fund will bear the full counterparty risk to the issuing broker, although Artisan Partners may mitigate that risk by purchasing only from issuers with high credit ratings. Equity-linked warrants also may have a longer settlement period than the underlying shares and during that time the Fund’s assets could not be deployed elsewhere. There currently is no active trading market for equity-linked warrants and they may be illiquid. Certain issuers of warrants may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Fund’s investment in such warrants may be limited by certain investment restrictions contained in the 1940 Act.

Real Estate Investment Trusts (“REITs”)

REITs are trusts that invest primarily in commercial real estate and/or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Internal Revenue Code relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. By investing in REITs indirectly through the Fund, shareholders will bear not only their proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with a REIT’s direct investment in real property and real estate-related loans. A REIT that invests in real estate-related loans may be affected by the quality of the credit extended, is dependent on specialized management skills, is subject to risks inherent in financing a limited number of properties and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the 1940 Act.

Convertible Securities

Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield). The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, Artisan Partners will consider the same criteria that would be considered in purchasing the underlying stock. Although convertible securities purchased by a Fund frequently are rated investment grade, the Fund also may purchase unrated securities or securities rated below investment grade if the securities meet Artisan Partners’ other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers which are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, Artisan Partners’ own investment research and analysis tends to be more important in the purchase of such securities than other factors.

Managing Investment Exposure

The Funds may (but generally do not and are not obligated to) use various techniques to increase or decrease their exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of their portfolios. These techniques include buying and selling options, futures contracts or options on futures contracts, or entering into currency exchange contracts.

Artisan Partners may use these techniques to adjust the risk and return characteristics of a Fund’s portfolio. If Artisan Partners judges market conditions incorrectly or employs a strategy that does not correlate well with a particular Fund’s investments, or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss. Use of these techniques may increase the volatility of that Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. The Funds may use these techniques for hedging, risk management or portfolio management purposes and not for speculation.

Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts (“forward contracts”). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and at a price set at the time of the contract. Forward contracts usually are entered into with banks and broker-dealers, are not exchange traded, and usually are for less than one year, but may be renewed.

Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. Currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities or income receivables. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular currency. Portfolio hedging allows a Fund to limit or reduce exposure in a foreign currency by entering into a forward contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. A Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the portfolio of a particular Fund. The Funds may not engage in speculative currency exchange transactions.

At the maturity of a forward contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Options on Securities and Indexes. The Funds may purchase and write (sell) put options and call options on securities, indices or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the Nasdaq stock market.

An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Fund will write call options and put options only if they are “covered.” For example, in the case of a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

Futures Contracts and Options on Futures Contracts. A Fund may buy and sell futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or money at a specified time and price. A Fund also may purchase and write call and put options on futures contracts. Options on futures contracts give the holder the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Options on futures contracts possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above).

A Fund may use futures contracts and options on futures contracts for hedging and risk management purposes, including to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission so long as, to the extent that such transactions are not for “bona fide hedging purposes,” the aggregate initial margin and premiums required to establish such positions (excluding the amount by which such options are in-the-money1) do not exceed 5% of the Fund’s net assets.

To avoid leveraging and related risks, when a Fund invests in futures contracts, it will cover its position by earmarking or segregating an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, and that amount will be marked-to-market on a daily basis.

There are risks associated with futures contracts and options on futures contracts including: the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; there may not be a liquid secondary market for a futures contract or futures option; trading restrictions or limitations may be imposed by an exchange; and government regulations may restrict trading in futures contracts and futures options.

Rule 144A Securities

The Funds may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act (“Rule 144A securities”). That Rule permits certain qualified institutional buyers, including investment companies that own and invest at least $100 million in securities, to trade in privately placed securities that have not been registered for sale under the 1933 Act. Artisan Partners, under the supervision of the board of directors of Artisan Funds, may consider whether Rule 144A securities are illiquid and thus subject to each Fund’s restriction on investing no more than 10% of its net assets in illiquid securities. In making a determination of whether a Rule 144A security is liquid or not, Artisan Partners will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Artisan Partners could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities that have been determined to be liquid would be monitored and, if as a result of changed conditions, Artisan Partners determined that a Rule 144A security is no longer liquid, a Fund’s holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 10% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

[1]	A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Lending of Portfolio Securities

Subject to restriction (3) under “Investment Restrictions” in this Statement of Additional Information, each Fund may lend its portfolio securities to broker-dealers and banks. A Fund may lend its portfolio securities to obtain additional income or, in the case of certain foreign securities, to capture a portion of the tax on a dividend to be paid by the issuer of the security that the Fund would not otherwise have the ability to reclaim. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and also would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in Artisan Partners’ judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. Each of Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund may loan portfolio securities in transactions designed to maximize the amount of a dividend received, after taking foreign taxes into account. No Fund currently intends to loan securities having a value greater than 5% of its net assets.

Repurchase Agreements

Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers believed by Artisan Partners to present minimal credit risks. Artisan Partners will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, Artisan Partners’ prior dealings with the institution, any rating of the institution’s senior long-term debt by independent rating agencies, and other relevant factors.

A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution that is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the Fund’s ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral.

When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements

Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at a time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Artisan Partners deems it advisable for investment reasons. No Fund currently intends to have commitments to purchase when-issued securities in excess of 5% of its net assets.

A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs. However, reverse repurchase agreements will be treated as borrowing and subject to each Fund’s fundamental limitation on borrowing.

At the time a Fund enters into a binding obligation to purchase securities on a when-issued or delayed-delivery basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

Short Sales

Each Fund may make short sales “against the box.” In a short sale, a Fund sells a borrowed security and is required to return the identical security to the lender. A short sale “against the box” involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale “against the box” enables a Fund to obtain the current market price of a security that it desires to sell but is unavailable for settlement. No Fund currently intends to have commitments to make short sales “against the box” in excess of 5% of its net assets.

Line of Credit

Artisan Funds maintains a line of credit with a bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Any borrowings under that line of credit by a Fund would be subject to restriction (4) under “Investment Restrictions” in this Statement of Additional Information.

Portfolio Turnover

Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. At times, certain of the Funds may invest for short-term capital appreciation. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of each Fund’s flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. Effective September 30, 2003, Artisan Funds changed its fiscal year-end from June 30 to September 30. For the fiscal year ended September 30, 2004, for the fiscal period (three months) ended September 30, 2003 and for the fiscal year ended June 30, 2003, respectively, each Fund’s portfolio turnover rates were as follows:

Fund	Fiscal Year Ended September 30, 2004	Fiscal Period Ended September 30, 2003 (not annualized)	Fiscal Year Ended June 30, 2003
International Fund	54.96%	15.23%	37.13%
International Small Cap Fund	81.03	13.28	62.79
International Value Fund	14.66	9.30	17.42
Mid Cap Fund	101.09	26.52	102.85
Mid Cap Value Fund	53.79	11.90	45.55
Small Cap Fund	119.40	30.18	127.41
Small Cap Value Fund	41.31	12.20	49.57

Each of the Funds had a lower turnover rate in the fiscal period ended September 30, 2003 than in other periods because the period comprised only three months of data compared to the usual twelve months. Future turnover rates for the Funds may vary significantly from year to year.

A high rate of portfolio turnover results in increased transaction costs, which must be borne by that Fund. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See “Dividends, Capital Gains, and Taxes” in the prospectus, and “Additional Tax Information” in this Statement of Additional Information.

Investment Restrictions

Fundamental Restrictions

Artisan Funds has adopted investment restrictions (which may not be changed without the approval of the lesser of (i) 67% of each Fund’s shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of each Fund’s outstanding shares) under which a Fund may not:

(1) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

(2) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

(3) make loans, but this restriction shall not prevent a Fund from (a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

(4) borrow (including entering into reverse repurchase agreements), except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income and (b) enter into transactions in options, futures, and options on futures;2

(5) invest in a security if more than 25% of its net assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(6) issue any senior security except to the extent permitted under the Investment Company Act of 1940;

(7) with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities; or

(8) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer.

A Fund’s investment objective is not a fundamental restriction and, therefore, a change in the objective is not subject to shareholder approval. However, investors in a Fund will receive written notification at least 30 days prior to any change in that Fund’s investment objective.

[2]	A Fund will not purchase securities when total borrowings by the Fund are greater than 5% of its net asset value.

Non-Fundamental Restrictions

Each Fund is also subject to non-fundamental restrictions and policies (which may be changed by the board of directors), under which a Fund may not:

(a) invest in companies for the purpose of exercising control or management;

(b) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund’s total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker’s commission, except for securities acquired as part of a merger, consolidation, acquisition or reorganization;

(c) invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers [Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund only];

(d) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

(e) invest more than 10% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

(f) under normal market conditions, invest less than 80% of its net assets plus any borrowings for investment purposes in securities of issuers having aggregate common stock market capitalizations of less than $3 billion, in each case at the time of investment [Artisan International Small Cap Fund only];

(g) under normal market conditions, invest less than 80% of its net assets plus any borrowings for investment purposes in securities of issuers having aggregate common stock market capitalizations within the range of the aggregate common stock market capitalizations of issuers included in the Russell Midcap® Index, in each case at the time of investment [Artisan Mid Cap Fund only];

(h) under normal market conditions, invest less than 80% of its net assets plus any borrowings for investment purposes in securities of issuers having aggregate common stock market capitalizations of greater than $1.5 billion but less than $10 billion, in each case at the time of investment [Artisan Mid Cap Value Fund only];

(i) under normal market conditions, invest less than 80% of its net assets plus any borrowings for investment purposes in securities of issuers having aggregate common stock market capitalizations of less than $1.5 billion, in each case taken at the time of investment [Artisan Small Cap Fund only]; or

(j) under normal market conditions, invest less than 80% of its net assets plus any borrowings for investment purposes in securities of issuers having aggregate common stock market capitalizations of less than $1.5 billion, in each case taken at the time of investment [Artisan Small Cap Value Fund only].

A Fund will notify its shareholders at least 60 days prior to any change in the policies described in (f), (g), (h), (i) and (j) above.

For purposes of these investment restrictions, subsequent changes in a Fund’s holdings as a result of changing market conditions or changes in the amount of the Fund’s total assets does not require a Fund to sell or dispose of an investment or to take any other action.

Performance Information

From time to time the Funds may quote total return figures. “Total Return” for a period is the percentage change in value during the period of an investment in shares of a fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. “Average Annual Total Return” is the average annual compounded rate of change in value represented by the Total Return for the period.

Average Annual Total Return is computed as follows:

ERV = P(l+T)[n]

Where:	P =	a hypothetical initial investment of $1,000
	T =	average annual total return
	n =	number of years
	ERV =	ending redeemable value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof)

Each Fund’s Total Return and Average Annual Total Return before taxes for various periods ended September 30, 2004 are shown in the tables below. The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in a Fund will fluctuate, so that an investor’s shares of a Fund, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent performance information on the Investor Shares of each Fund, visit www.artisanfunds.com or call 800.344.1770. For current to most recent performance information on the Institutional Shares of Artisan International Fund and Artisan Mid Cap Fund, call 800.399.1770. Investors should maintain realistic expectations for future performance. The performance shown for Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less and, if reflected, the fee would reduce the performance quoted. The performance of Artisan International Value Fund and Artisan International Mid Cap Value Fund reflects Artisan Partners’ undertaking to limit each Fund’s expenses, which may be terminated at any time, has been in effect since each Fund’s inception and has had a material impact on each Fund’s performance, which would have been lower in its absence.

Artisan International Fund – Investor Shares

Total Returns as of 09/30/04

Before Taxes	1 Year	5 Year	Life of Fund*
Total Return	18.04%	20.09%	168.33%
Average Annual Total Return	18.04	3.73	11.93

*	from December 28, 1995 (commencement of operations)

Artisan International Fund – Institutional Shares

Total Returns as of 09/30/04

Before Taxes	1 Year	5 Year	Life of Fund*
Total Return	18.31%	21.30%	86.50%
Average Annual Total Return	18.31	3.94	8.97

*	from the date the class was first offered for sale (July 1, 1997)

If you were a shareholder of Investor Shares prior to July 1, 1997, and your shares were transferred to Institutional Shares on that date, the total return and average annual total return of your Fund shares for the life of the Fund (Investor Shares from inception on December 28, 1995 through June 30, 1997 and Institutional Shares from July 1, 1997 through September 30, 2004) before taxes would have been 172.43% and 12.12%, respectively.

Artisan International Small Cap Fund

Total Returns as of 09/30/04

Before Taxes	1 Year	5 Year	Life of Fund*
Total Return	22.66%	N/A	70.31%
Average Annual Total Return	22.66	N/A	21.15

*	from December 21, 2001 (commencement of operations)

Artisan International Small Cap Fund’s investments in initial public offerings (IPOs) made a material contribution to the Fund’s performance. IPO investments are not an integral component of the Fund’s investment process and may not be available in the future.

Artisan International Value Fund

Total Returns as of 09/30/04

Before Taxes	1 Year	5 Year	Life of Fund*
Total Return	32.81%	N/A	90.19%
Average Annual Total Return	32.81	N/A	37.49

*	from September 23, 2002 (commencement of operations) and not annualized

The Fund’s performance reflects Artisan Partners’ agreement to reimburse the Fund for expenses in excess of 2.50% (from inception to 6/30/03) and for expenses in excess of 2.00% (from 7/1/03 to present) of average net assets annually. Artisan Partners’ agreement, which may be terminated at any time, has been in effect since the Fund’s inception, and those expense reimbursements have had a material impact on the Fund’s total return, which would have been lower in the absence of the agreement.

Artisan Mid Cap Fund - Investor Shares

Total Returns as of 09/30/04

Before Taxes	1 Year	5 Year	Life of Fund*
Total Return	13.02%	71.95%	237.05%
Average Annual Total Return	13.02	11.45	18.22

*	from June 27, 1997 (commencement of operations)

Artisan Mid Cap Fund – Institutional Shares

Total Returns as of 09/30/04

Before Taxes	1 Year	5 Year	Life of Fund*
Total Return	13.27%	N/A	-0.79%
Average Annual Total Return	13.27	N/A	-0.19

*	from the date the class was first offered for sale (July 1, 2000)

If you were a shareholder of Investor Shares prior to July 1, 2000, and your shares were transferred to Institutional Shares on that date, the total return and average annual total return on your investment for the five years ended September 30, 2004 and for the life of the Fund (Investor Shares from inception on June 27, 1997 through June 30, 2000 and Institutional Shares from July 1, 2000 through September 30, 2004) before taxes would have been (a) five years: 73.59% and 11.66%; (b) life of Fund: 240.26% and 18.37%, respectively.

Artisan Mid Cap Value Fund

Total Returns as of 09/30/04

Before Taxes	1 Year	5 Year	Life of Fund*
Total Return	29.60%	N/A	59.76%
Average Annual Total Return	29.60	N/A	14.28

*	from March 28, 2001(commencement of operations)

The Fund’s performance reflects Artisan Partners’ agreement to reimburse the Fund for expenses in excess of 2.00% of average net assets annually. Artisan Partners’ agreement, which may be terminated at any time, has been in effect since the Fund’s inception and those expense reimbursements have had a material impact on the Fund’s total return, which would have been lower in the absence of the agreement.

Artisan Small Cap Fund

Total Returns as of 09/30/04

Before Taxes	1 Year	5 Year	Life of Fund*
Total Return	20.67%	46.16%	127.00%
Average Annual Total Return	20.67	7.89	9.00

*	from March 28, 1995 (commencement of operations)

Artisan Small Cap Value Fund

Total Returns as of 09/30/04

Before Taxes	1 Year	5 Year	Life of Fund*
Total Return	30.76%	112.73%	129.54%
Average Annual Total Return	30.76	16.30	12.60

*	from September 29, 1997 (commencement of operations)

The Funds may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in a Fund. A Fund’s total return “after taxes on distributions” shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund’s total return “after taxes on distributions and sale” shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

Actual after-tax returns depend on a shareholder’s tax situation. After-tax returns reflect past tax effects and are not predictive of future tax effects.

Average Annual Total Return (After Taxes on Distributions) is computed as follows:

	ATVD =	P(l+T)[n]

Where:	P =	a hypothetical initial investment of $1,000
	T =	average annual total return (after taxes on distributions)
	n =	number of years
ATVD =

ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) is computed as follows:

	ATVDR =	P(l+T)[n]

Where:	P =	a hypothetical initial investment of $1,000
	T =	average annual total return (after taxes on distributions and redemption)
	n =	number of years
	ATVDR =	ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions and redemption.

The Funds impose no sales charges and pay no distribution expenses. Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund impose a 2% redemption fee on shares sold or exchanged within 90 days of the original purchase. Performance figures quoted by the Funds are not necessarily indicative of future results. Each Fund’s performance is a function of conditions in the securities markets, portfolio management and operating expenses. Although information about past performance is useful in reviewing a Fund’s performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Funds may invest in IPOs. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base and similar performance may not continue as assets grow.

In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indices or averages of other mutual funds, indices of related financial assets or data, other accounts or partnerships managed by Artisan Partners, and other competing investment and deposit products available from or through other financial institutions. The composition of these indices, averages or accounts differs from the composition of a Fund’s portfolio. Comparison of a Fund to an alternative investment should consider differences in features and expected performance. The Funds also may note their mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. However, Artisan Funds assumes no responsibility for the accuracy of such data.

Organization

The Funds are series of Artisan Funds, Inc., an open-end, diversified management investment company that was incorporated under Wisconsin law on January 5, 1995.

Artisan International Fund and Artisan Mid Cap Fund offer two classes of shares: Investor Shares and Institutional Shares. As described more fully in the Institutional Shares prospectus, Institutional Shares are offered to certain institutional investors with a minimum initial investment of $5 million. The classes of a Fund share pro rata the costs of management of that Fund’s portfolio, including the advisory fee, but each bears the cost of its own transfer agency and shareholder servicing arrangements. Those arrangements may result in differing expenses of communications to shareholders of the classes in a single Fund. Because of the differing expenses, the Institutional Shares of a Fund generally have a lower expense ratio and correspondingly higher total return than the Investor Shares of the Fund.

The Wisconsin Business Corporation Law permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances, such as if an annual meeting is not required by the 1940 Act (the federal securities law that governs the regulation of investment companies). Artisan Funds has adopted the appropriate provisions in its bylaws and does not expect to hold an annual meeting in any year in which the election of directors is not required to be acted upon by shareholders. Artisan Funds believes that not holding shareholder meetings except as otherwise required reduces each Fund’s expenses and enhances shareholder returns.

The Funds may hold special meetings of shareholders to elect or remove directors, change fundamental policies, approve a management contract, or for other purposes. The Funds will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote, or fraction thereof, for each share of any Fund, or fraction thereof, that you own. Shareholders not attending these meetings are encouraged to vote by proxy.

All shares participate equally in dividends and other distributions declared by the board of directors, and all shares of a Fund have equal rights in the event of liquidation of that Fund. Shares of the Funds have no preemptive, conversion or subscription rights.

Artisan Funds is governed by a board of directors that is responsible for protecting the interests of the shareholders of the Funds. The directors are experienced executives and professionals who meet at regular intervals to oversee the activities of the Funds, review contractual arrangements with companies that provide services to the Funds and review performance. A majority of directors are not otherwise affiliated with Artisan Funds or Artisan Partners.

Directors and Officers

The board of directors has overall responsibility for the conduct of the affairs of Artisan Funds. Each director serves an indefinite term of unlimited duration until the next annual meeting of shareholders, until he or she retires or resigns from office or until the election and qualification of his or her successor. The board of directors may fill any vacancy on the board provided that after such appointment, at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of the Funds at any meeting of shareholders called for the purpose of removing such director.

The board of directors elects the officers of Artisan Funds. Each officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The board of directors may remove any officer, with or without cause, at any time.

The names and ages of the directors and officers, the date each first was elected to office, their principal business occupations and other directorships they have held during the last five years are shown below. Each director and officer serves in such capacity for each of the seven series of Artisan Funds.

Name and Age at 11/01/04	Positions Held with Funds	Date First Elected or Appointed to Office	Principal Occupations during Past 5 Years	Other Directorships Held
Directors who are not “interested persons”

David A. Erne 61	Director	3/27/95	Partner of the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI.	Trustee, Northwestern Mutual Life Insurance Company (individual life insurance, disability insurance and annuity company).

Thomas R. Hefty 57	Director	3/27/95	Retired. Adjunct Faculty, Department of Business and Economics, Ripon College; Of Counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI.; until December 2002, Chairman of the Board and Chief Executive Officer of Cobalt Corporation (provider of managed care and specialty business services).	None.

Jeffrey A. Joerres 44	Director	8/9/01	Chairman of the Board (since May 2001), President and Chief Executive Officer of Manpower Inc. (non-governmental employment service organization); formerly, Senior Vice President, European Operations and Global Account Management and Development of Manpower Inc.	Director, Johnson Controls, Inc. (manufacturer of automotive systems and building controls).

Name and Age at 11/01/04	Positions Held with Funds	Date First Elected or Appointed to Office	Principal Occupations during Past 5 Years	Other Directorships Held
Patrick S. Pittard 58	Director	8/9/01	Distinguished Executive in Residence (teaching position), University of Georgia. Until October 2001, Chairman of the Board, President and Chief Executive Officer of Heidrick & Struggles International, Inc. (executive search firm).	Director, Jefferson Pilot Corporation (individual and group life insurance and annuity company); Former Chairman of the Board, The University of Georgia Foundation; Member, Board of Regents of the University System of Georgia.

Howard B. Witt 64	Director	3/27/95	Chairman of the Board, President and Chief Executive Officer of Littelfuse, Inc. (manufacturer of advanced circuit protection devices).	Director, Franklin Electric Co., Inc. (manufacturer of electric motors).

Directors who are “interested persons”

Andrew A. Ziegler* 47	Director and President	1/5/95; 12/19/03 elected President	Managing Director of Artisan Partners; Chairman and President of Artisan Distributors; until December 2003, Chairman of Artisan Funds.	None.

Carlene Murphy Ziegler* 48	Director and Vice President	3/27/95	Managing Director of Artisan Partners and Portfolio Co-Manager of Artisan Small Cap Fund.	None.

*	Mr. Ziegler and Ms. Ziegler are married to each other. Mr. and Ms. Ziegler are “interested persons” of Artisan Funds, as defined in the 1940 Act, because each is a Managing Director of Artisan Partners, the investment adviser to Artisan Funds. As officers of Artisan Investment Corporation (an entity incorporated for the sole purpose of acting as general partner to Artisan Partners), Mr. and Ms. Ziegler manage Artisan Partners. Mr. Ziegler is also President of Artisan Distributors, Artisan Funds’ principal underwriter.

Name and Age at 11/01/04	Positions Held with Funds	Date First Elected or Appointed to Office	Principal Occupations during Past 5 Years	Directorships Held
Officers
Lawrence A. Totsky 45	Chief Financial Officer and Treasurer	1/22/98	Managing Director and Chief Financial Officer of Artisan Partners; Vice President, Chief Financial Officer and Treasurer of Artisan Distributors.	None.

Janet D. Olsen 48	General Counsel and Secretary	1/18/01	Managing Director and General Counsel of Artisan Partners; Vice President and Secretary of Artisan Distributors; prior to joining Artisan Partners in November 2000, Member of the law firm Bell, Boyd & Lloyd LLC, Chicago, IL.	None.

Brooke J. Billick 50	Chief Compliance Officer	8/19/04	Associate Counsel and Chief Compliance Officer of Artisan Partners; Chief Compliance Officer of Artisan Distributors; prior to joining Artisan Partners in February 2004, Vice President, Securities Counsel and Corporate Secretary of Marshall & Ilsley Trust Company, N.A. (bank) and M&I Investment Management Corp. (investment adviser) and Chief Legal Officer and Secretary of Marshall Funds, Inc. (mutual fund company).	None.

Michael C. Roos 46	Vice President	12/19/03	Managing Director of Artisan Partners; Vice President of Artisan Distributors; until December 2003, President of Artisan Funds.	None.

Mark L. Yockey 48	Vice President	4/23/96	Managing Director of Artisan Partners and Portfolio Manager of Artisan International Fund and Artisan International Small Cap Fund.	None.

Name and Age at 11/01/04	Positions Held with Funds	Date First Elected or Appointed to Office	Principal Occupations during Past 5 Years	Directorships Held
Scott C. Satterwhite 47	Vice President	7/31/97	Managing Director of Artisan Partners and Portfolio Co-Manager of Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund.	None.

Andrew C. Stephens 41	Vice President	7/31/97	Managing Director of Artisan Partners and Portfolio Manager of Artisan Mid Cap Fund.	None.

Marina T. Carlson 40	Vice President	8/5/99	Managing Director of Artisan Partners and Portfolio Co-Manager of Artisan Small Cap Fund.	None.

James C. Kieffer 39	Vice President	1/27/00	Managing Director of Artisan Partners and Portfolio Co-Manager of Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund; until 2000, Research Analyst for Artisan Partners.	None.

N. David Samra 40	Vice President	6/5/02	Managing Director of Artisan Partners and Portfolio Manager of Artisan International Value Fund; until 2002, Portfolio Manager and Analyst for Harris Associates L.P. (investment management firm).	None.

Gregory K. Ramirez 34	Assistant Secretary and Assistant Treasurer	1/22/98	Managing Director of Client Accounting and Administration since January 2003, Director of Client Accounting and Administration from January 2000 to December 2002 and Controller of Artisan Partners prior thereto; Assistant Treasurer of Artisan Distributors.	None.

Sarah A. Johnson 32	Assistant Secretary	2/5/03	Associate Counsel of Artisan Partners; prior to joining Artisan Partners in July 2002, Associate of the law firm Bell, Boyd & Lloyd LLC, Chicago, IL.	None.

The business address of the officers and directors affiliated with Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne - 1000 North Water Street, Suite 2100, Milwaukee, Wisconsin 53202; Mr. Hefty – W233 N2080 Ridgeview Parkway, Waukesha, Wisconsin 53187; Mr. Joerres – 5301 North Ironwood, Milwaukee, Wisconsin 53217; Mr. Pittard – c/o Artisan Funds, 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202; and Mr. Witt - 800 E. Northwest Highway, Des Plaines, Illinois 60016.

There are several committees of the board of directors including an executive committee, audit committee, and governance and nominating committee. In addition, the board of directors has appointed a valuation committee, which is comprised of directors and officers. The following table identifies the members of those committees, the function of each committee, and the number of meetings of each committee held during the fiscal year ended September 30, 2004.

Committee	Members of Committee	Number of meetings during fiscal year ended September 30, 2004	Principal Functions of Committee
Executive Committee	Andrew A. Ziegler Carlene Murphy Ziegler	1**	The executive committee generally has the authority to exercise the powers of the board during intervals between meetings.

Audit Committee	David A. Erne Thomas R. Hefty* Jeffrey A. Joerres Patrick S. Pittard Howard B. Witt	4	The audit committee selects the independent registered public accounting firm (the “independent auditors”); meets with the independent auditors and management to review the scope and the results of the audits of the Funds’ financial statements; confirms the independence of the independent auditors; reviews with the independent auditors and management the effectiveness and adequacy of the Funds’ internal controls; pre-approves the audit and certain non-audit services provided by the independent auditors; and reviews legal and regulatory matters.

Governance and Nominating Committee	David A. Erne Thomas R. Hefty Jeffrey A. Joerres Patrick S. Pittard Howard B. Witt*	4	The governance and nominating committee makes recommendations to the board regarding board committees and committee assignments, the composition of the board, candidates for election as non-interested trustees and compensation of non-interested trustees, and oversees the process for evaluating the functioning of the board. Pursuant to procedures and policies adopted under its charter, the governance and nominating committee will consider shareholder recommendations regarding candidates for election as directors.***

Committee	Members of Committee	Number of meetings during fiscal year ended September 30, 2004	Principal Functions of Committee

Valuation Committee	Andrew A. Ziegler Carlene Murphy Ziegler Janet D. Olsen Gregory K. Ramirez Lawrence A. Totsky	108	The valuation committee is responsible for determining, in accordance with the Funds’ valuation procedures, a fair value for any portfolio security for which no reliable market quotations are available or for which the valuation procedures do not produce a fair value.

*	Chairperson of the committee.
**	The number shown represents the number of times the committee took action by written consent of the committee members. The executive committee did not otherwise call a meeting of its members during the fiscal year ended September 30, 2004.
***	Security holders wishing to recommend a candidate for election to the board may do so by: (a) mailing the recommendation in writing to the attention of the secretary of Artisan Funds, Inc. at 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202; and (b) including in the recommendation: (i) the class or series and number of all shares of each Fund owned beneficially or of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other public companies, identifying any other registered investment companies), current employment, date of birth, business and residence addresses, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an “interested person” (as such term is defined in the Investment Company Act of 1940, as amended) of Artisan Funds, Artisan Partners Limited Partnership or Artisan Distributors LLC, and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for Artisan Funds to make such determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a director of Artisan Funds, if elected; (v) a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made, and if none, a statement to that effect; (vi) the class or series and number of all shares of each Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) any other information that would be helpful to the committee in evaluating the candidate. The committee also may require the nominating shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information submitted in the recommendation or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a director of Artisan Funds, and if the nominating shareholder fails to provide such other information in writing within seven days of receipt of a written request from the committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the committee will not be required to consider such candidate. Recommendations for candidates as directors of Artisan Funds will be evaluated, among other things, in light of whether the number of directors is expected to change and whether the directors expect any vacancies. The committee need not consider any shareholder recommendation received fewer than 90 days before the date of an anticipated nomination. When the committee is not actively recruiting new directors, shareholder recommendations will be kept on file until active recruitment is under way. A shareholder recommendation considered by the committee in connection with the committee’s nomination of any candidate(s) for appointment or election as an independent director need not be considered again by the committee in connection with any subsequent nomination(s).

The compensation paid to the non-interested directors of Artisan Funds for their services as such consists of an annual retainer fee in the amount of $60,000 (to be increased by $3,000 for each series of the Funds in excess of seven). In addition, directors receive a meeting attendance fee of $3,000 for any board meeting held in person and for any committee meeting not held on the same day as a regular board meeting and held in person (even if by telephone) and $500 for any board meeting (or committee meeting if not on the same day as a board meeting) called to be held by telephone. The chairman of any committee and any special liaison appointed by the governance and nominating committee receive an additional $5,000 annually. Compensation is paid only to directors who are not interested persons of Artisan Funds or Artisan Partners and is allocated among the series of the Artisan Funds in accordance with a procedure determined from time to time by the board. Artisan Funds has no deferred compensation, retirement or pension plan.

The following table sets forth compensation paid by Artisan Funds, Inc. during the fiscal year ended September 30, 2004 to each director of Artisan Funds.

Name of Director	Aggregate Compensation from Artisan Funds for the Fiscal Year Ended September 30, 2004	Total Compensation from Artisan Funds Paid to Directors for the Fiscal Year Ended September 30 2004
Andrew A. Ziegler	$0	$0
Carlene Murphy Ziegler	0	0
David A. Erne	80,500	80,500
Thomas R. Hefty	80,500	80,500
Jeffrey A. Joerres	75,500	75,500
Patrick S. Pittard	75,500	75,500
Howard B. Witt	77,500	77,500

At November 1, 2004, the officers and directors of Artisan Funds as a group owned beneficially 2.4% of the outstanding shares of the Artisan International Value Fund, 2.2% of the outstanding shares of the Artisan Small Cap Fund, 1.3% of the outstanding shares of the Artisan Mid Cap Value Fund and less than 1% of the outstanding shares of Artisan International Small Cap Fund, Artisan Small Cap Value Fund and each class of Artisan International Fund and Artisan Mid Cap Fund. These figures include shares held in the Artisan Partners profit sharing plan. In certain circumstances, Mr. Ziegler (a director and president of the Funds), Mr. Totsky (chief financial officer and treasurer of the Funds) and Ms. Olsen (general counsel and secretary of the Funds), as trustees of the plan, have the discretion to vote and dispose of shares held in the plan.

The following table illustrates the dollar range of shares of each Fund “beneficially” owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934) by each director as of December 31, 2003 and as of November 1, 2004.1 The dollar range for the securities represented in the table was determined using the net asset value of a share of each Fund as of the close of business on December 31, 2003 and on November 1, 2004, respectively.

Name	Date	Int’l Fund[1]	Int’l Small Cap Fund	Int’l Value Fund	Mid Cap Fund[1]	Mid Cap Value Fund	Small Cap Fund	Small Cap Value Fund	Aggregate All Artisan Funds
Directors who are not interested persons of the Funds:
David A. Erne	12/31/03	over $100,000	None	None	over $100,000	over 100,000	over $100,000	over 100,000	over $100,000

	11/01/04	over $100,000	None	None	over $100,000	over 100,000	over $100,000	over 100,000	over $100,000

Thomas R. Hefty	12/31/03	$10,001- 50,000	None	None	$10,001- 50,000	None	$10,001- 50,000	$10,001- 50,000	over $100,000

	11/01/04	$50,001- 100,000	None	None	$50,001- 100,000	None	$50,001- 100,000	$50,001- 100,000	over $100,000

Jeffrey A. Joerres	12/31/03	over $100,000	None	None	$50,001- 100,000	None	$50,001- 100,000	None	over $100,000

	11/01/04	over $100,000	None	None	over $100,000	None	$50,001- 100,000	None	over $100,000

Patrick S. Pittard	12/31/03	None	None	None	None	None	None	None	None

	11/01/04	$10,001- 50,000	None	$50,001 - 100,000	$10,001- 50,000	$50,001- 100,000	$10,001- 50,000	$10,001- 50,000	over $100,000

Howard B. Witt	12/31/03	over $100,000	None	None	over $100,000	over $100,000	None	over $100,000	over $100,000

	11/01/04	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

Name	Date	Int’l Fund[1]	Int’l Small Cap Fund	Int’l Value Fund	Mid Cap Fund[1]	Mid Cap Value Fund	Small Cap Fund	Small Cap Value Fund	Aggregate All Artisan Funds
Directors who are interested persons of the Funds:
Andrew A. Ziegler	12/31/03	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

	11/01/04	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

Carlene Murphy Ziegler	12/31/03	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

	11/01/04	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

[1]	Reflects beneficial ownership of Investor Shares only. As of December 31, 2003 and November 1, 2004, no director beneficially owned Institutional Shares of the Artisan International Fund or Artisan Mid Cap Fund.

No director who is not an interested person of the Funds owns beneficially or of record any security of Artisan Partners or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Artisan Partners.

Principal Shareholders

The only persons known by Artisan Funds to own of record or beneficially 5% or more of the outstanding shares of any Fund (or class in the case of International Fund and Mid Cap Fund) as of November 1, 2004 were:

Name and Address	Fund	Percentage of Outstanding Shares Held
Charles Schwab & Co. Inc. (1) 101 Montgomery Street San Francisco, CA 94104-4122	International Fund – Investor Shares International Small Cap Fund International Value Fund Mid Cap Fund – Investor Shares Mid Cap Value Fund Small Cap Fund Small Cap Value Fund	43.44 40.98 35.34 25.66 40.03 10.98 29.11	% % % % % % %

Name and Address	Fund	Percentage of Outstanding Shares Held
National Financial Services Corp. (1) One World Financial Center 200 Liberty Street New York, NY 10281-1003	International Fund – Investor Shares International Small Cap Fund International Value Fund Mid Cap Fund – Investor Shares Mid Cap Value Fund Small Cap Fund Small Cap Value Fund	12.57 12.60 36.46 8.09 29.76 8.39 6.69	% % % % % % %

Saxon and Company (1) PO Box 7780-1888 Philadelphia, PA 19182-0001	International Fund – Investor Shares	5.50%

New York State Teachers’ Retirement System 10 Corporate Wood Drive Albany, NY 12211-2500	International Fund – Institutional Shares	7.68%

State Street FBO Gates Family Foundation 200 Newport Avenue JQB7N North Quincy, MA 02171-2102	International Small Cap Fund	6.93%

National Investor Services Corp (1) 55 Water Street, 32nd Floor New York, NY 10041-3299	International Value Fund Mid Cap Value Fund	6.66 13.35	% %

Fidelity Investments (1) 100 Magellan Way Covington, KY 41015-1999	Mid Cap Fund – Investor Shares	13.32%

Children’s Museum of Indianapolis PO Box 3000 Indianapolis, IN 46206-3000	Small Cap Fund	5.26%

Wachovia Bank (1) FBO Portfolio Strategies 1525 West WT Harris Blvd Charlotte, NC 28288-0001	Small Cap Fund	20.31%

Name and Address	Fund	Percentage of Outstanding Shares Held
Linsco Private Ledger (1) PO Box 509046 San Diego, CA 92150-9046	Small Cap Fund	7.50%

Vanguard Fiduciary Trust Co (1) PO Box 2600 VM 613 Valley Forge, PA 19482-2600	Small Cap Value Fund	6.34%

(1)	Shares are held of record on behalf of customers, and not beneficially.

Investment Advisory Services

Artisan Partners provides investment advisory services to each Fund pursuant to Investment Advisory Agreements dated December 27, 1995 (International Fund); November 7, 2001 (International Small Cap Fund); August 8, 2002 (International Value Fund); April 10, 1997 (Mid Cap Fund); October 26, 2000 (Mid Cap Value Fund); March 27, 1995 (Small Cap Fund); and July 31, 1997 (Small Cap Value Fund) (the “Advisory Agreements”) and is responsible for management of the Funds’ investment portfolios and for overall management of the Funds’ business and affairs. Artisan Partners is a Delaware limited partnership. Artisan Investment Corporation was incorporated on December 7, 1994 for the sole purpose of acting as general partner of Artisan Partners. Mr. Ziegler and Ms. Ziegler, as officers of Artisan Investment Corporation, manage Artisan Partners. The principal address of Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. Artisan Partners also has offices at 100 Pine Street, Suite 2950, San Francisco, California 94111; One Maritime Plaza, Suite 1450, San Francisco, California 94111; Five Concourse Parkway NE, Suite 2120, Atlanta, Georgia 30328; and 65 East 55th Street, 25th Floor, New York, New York 10022.

The Advisory Agreement for each Fund may be continued from year to year only so long as the continuance is approved annually (a) by the vote of a majority of the directors of Artisan Funds who are not “interested persons” of Artisan Funds or Artisan Partners cast in person at a meeting called for the purpose of voting on such approval and (b) by the board of directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. Each Advisory Agreement provides that Artisan Partners shall not be liable for any loss suffered by a Fund or its shareholders as a consequence of any act or omission in connection with investment advisory or portfolio services under the agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of Artisan Partners in the performance of its duties or from reckless disregard by Artisan Partners of its obligations and duties under the Advisory Agreement. Each Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The directors of Artisan Funds held a special meeting of the board on October 14, 2004 at which they gave preliminary consideration to information bearing on continuation of each Advisory Agreement for the period from December 1, 2004 through November 30, 2005. The primary purpose of the special meeting was to ensure that the directors had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered necessary to their deliberations, without undue time constraints.

In recent years, the board of directors of the Funds considered the continuation of the Advisory Agreements at board meetings in October of those years. However, because Artisan Funds changed its fiscal year-end from June 30 to September 30 effective September 30, 2003, it was determined that certain year-end and other financial information that the board reviewed in prior years would not be available in time for consideration at an October 2004 board meeting. So, at the October 14th meeting, the board approved the continuation of the Advisory Agreements for an interim one month period (from November 1, 2004 through November 30, 2004) (the “Interim Period”).

The directors met again at a regular meeting on November 4, 2004, at which time they approved the continuation of each Advisory Agreement from December 1, 2004 to November 30, 2005.

Prior to the October 14, 2004 board meeting, independent counsel to the directors sent a request for information to Artisan Partners. Artisan Partners provided materials to the directors that included responses to that request, other information Artisan Partners believed was useful in evaluating continuation of the Advisory Agreements and reports prepared by Lipper Inc. relating to each Fund’s performance and expenses compared to the performance and expenses of a relatively small peer group of funds and a much larger peer universe of comparable funds. In evaluating the Advisory Agreements, the directors reviewed the available information and discussed with representatives of Artisan Partners each Fund’s operations and the nature and quality of the advisory and other services provided by Artisan Partners to the Funds. In addition to the third party reports prepared by Lipper Inc., the directors requested, received and reviewed, among other things, the following information:

•	A memorandum from the independent counsel to the Funds’ independent directors regarding the directors’ responsibilities in evaluating the Funds’ investment advisory agreements;

•	The experience of the investment advisory and other personnel providing services to the Funds and the historical quality of the services provided by Artisan Partners;

•	Each Fund’s investment performance, including a comparison for various time periods with (1) other Artisan Partners client accounts managed in the same investment strategy, (2) other mutual funds having similar investment objectives and (3) appropriate market indices;

•	Potential for conflicts of interest between the Funds and Artisan Partners and circumstances and actions addressing or bearing on potential conflicts of interest;

•	Potential benefits gained by Artisan Partners or its affiliates from its relationship with the Funds, in addition to the advisory fees and potential benefits to the Funds due to Artisan Partners’ other client relationships;

•	Brokerage and portfolio transactions;

•	The advisory fees charged, including:

•	The method of computing fees;

•	Recognition of economies of scale through breakpoints in the fees;

•	The frequency of payment of fees by each Fund;

•	A comparison of the fees charged by Artisan Partners to the Funds and other accounts managed by Artisan Partners in the same investment strategies;

•	A comparison of the management fees charged by other investment advisers for managing mutual funds with similar investment objectives and strategies; and

•	Potential cost savings by Artisan Partners, incentives to effect savings, and sharing of savings with the Funds;

•	The effect of advisory and other fees on the Funds’ total expenses, including:

•	Comparisons of expenses and expense ratios with other mutual funds, taking into account comparability factors such as size, account-level charges and investment objective;

•	Voluntary expense limitations or reductions and relationship of expenses to expense limitation;

•	Custodian fees;

•	Shareholder servicing and transfer agent fees; and

•	Other fees; and

•	Artisan Partners’ financial condition and the profitability to Artisan Partners of its relationship with each Fund.

After discussion and consideration of the information presented at the meeting, the non-interested directors met separately with their independent counsel. The board of directors, including all the “non-interested” directors, unanimously approved the continuation of the Advisory Agreements for the Interim Period at the October 14th special meeting.

At the regularly-scheduled board meeting on November 4, 2004, the directors again considered the information presented at the October 14th meeting and again met separately with their independent counsel. The board approved the continuation of each Advisory Agreement through November 30, 2005 by the unanimous vote of all directors and also by the unanimous vote of all the “non-interested” directors.

In deciding to continue the Advisory Agreements for both the Interim Period and through November 30, 2005, the directors considered the following relevant to their decision: (1) the nature, extent and quality of Artisan Partners’ services; (2) the investment performance of each Fund in relation to the results of other comparable investment companies, unmanaged indices and each Fund’s performance compared to other accounts managed by Artisan Partners; (3) the costs of services including the magnitude of Artisan Partners’ fees and the expense ratio of each Fund in relation to the nature and quality of services expected to be provided and the fees and expense ratios of comparable investment companies; (4) economies of scale and benefits derived by the Funds and Artisan Partners; and (5) other factors that the directors deemed relevant.

In return for its services, each Fund, other than Artisan International Small Cap Fund, pays Artisan Partners a monthly fee at the annual rate of 1% of the Fund’s average daily net assets up to $500 million; 0.975 of 1% of average daily net assets from $500 million up to $750 million; 0.950 of 1% of average daily net assets from $750 million to $1 billion; and 0.925 of 1% of average daily net assets over $1 billion. Artisan International Small Cap Fund pays Artisan Partners a monthly fee at the annual rate of 1.25% of the Fund’s average daily net assets. Artisan Partners has undertaken to reimburse Artisan Mid Cap Value Fund and Artisan International Value Fund for any ordinary operating expenses in excess of 2.00% of average net assets over each fiscal year and Artisan International Small Cap Fund for any ordinary operating expenses in excess of 2.50% of average net assets over each fiscal year.

As stated above, effective September 30, 2003, Artisan Funds changed its fiscal year-end from June 30 to September 30. The investment advisory fees paid by the Funds for the fiscal year ended September 30, 2004, the three-month fiscal period ended September 30, 2003 and for the fiscal years ended June 30, 2003 and 2002 were as follows:

Fund	Fiscal Year Ended September 30, 2004	Fiscal Period Ended September 30, 2003	Fiscal Year Ended June 30, 2003	Fiscal Year Ended June 30, 2002
International Fund	$90,708,425	$20,395,030	$66,306,063	$55,259,932
International Small Cap Fund	6,587,775	972,488	1,489,029	237,769
International Value Fund	1,038,265	49,178	48,398	N/A
less waiver/reimbursement		-39,758	-48,398

net fee		9,420	0

Mid Cap Fund	42,817,855	8,025,858	22,682,765	18,065,996

Mid Cap Value Fund	1,418,528	181,557	383,960	160,653
less waiver/reimbursement				-93,150

net fee				67,503

Small Cap Fund	1,676,128	312,469	1,009,495	1,399,001

Small Cap Value Fund	10,123,807	1,880,540	5,714,589	5,321,130

Code of Ethics

The 1940 Act and rules thereunder require that Artisan Funds, Artisan Partners and Artisan Distributors LLC (“Distributors”) establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of Artisan Funds might take advantage of that knowledge for their own benefit. Artisan Funds, Artisan Partners and Distributors have adopted a Code of Ethics to meet those concerns and legal requirements. The Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of Artisan Funds from engaging in personal securities investing, but regulates such personal securities investing by these employees as a part of the effort by Artisan Funds, Artisan Partners and Distributors to detect and prevent conflicts of interest.

Distributor

Shares of the Funds are offered for sale by Distributors without any sales commissions, 12b-1 fees, or other charges to the Funds or their shareholders. Distributors is wholly-owned by Artisan Partners. All distribution expenses relating to the Funds are paid by Artisan Partners, including the payment or reimbursement of any expenses incurred by Distributors. The Distribution Agreement will continue in effect from year to year provided such continuance is approved annually (i) by a majority of the directors or by a majority of the outstanding voting securities of the Funds and (ii) by a majority of the directors who are not parties to the Agreement or interested persons of any such party.

Artisan Funds pays all expenses in connection with registration of its shares with the U.S. Securities and Exchange Commission (“SEC”) and any auditing and filing fees required in compliance with various state securities laws. Artisan Partners bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by Distributors. Distributors offers the Funds’ shares only on a best efforts basis. Distributors is located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Portfolio Transactions

Artisan Partners places the orders for the purchase and sale of each Fund’s portfolio securities. Artisan Partners’ primary objective in effecting portfolio transactions is to obtain the best combination of net price and execution under the circumstances. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other subjective factors also may enter into the decision. These include: Artisan Partners’ knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; the execution, clearance and settlement capabilities of the broker-dealer selected and others which are considered, including its flexibility in completing step-out transactions; Artisan Partners’ knowledge of the financial stability of the broker-dealer selected; whether executing the trade through an electronic communication network (“ECN”) can provide a better combination of net price and execution;

and Artisan Partners’ knowledge of actual or apparent operational problems of any broker-dealer considered. To the extent more than one broker is considered capable of providing best execution, based on the factors listed above, Artisan Partners may take into account whether the broker provides the firm with research products or services. Recognizing the value of the factors above, Artisan Partners may cause a Fund to pay a brokerage commission in excess of that which another broker-dealer might have charged for effecting the same transaction.

Artisan Partners maintains and periodically updates a list of approved broker-dealers and dealers, that, in Artisan Partners’ judgment, generally are able to provide best net price and execution after taking into consideration the factors noted above. Evaluations of the services provided by broker-dealers, including the reasonableness of brokerage commissions based on the foregoing factors, are made on an ongoing basis by Artisan Partners’ staff while effecting portfolio transactions and periodically by Artisan Partners brokerage committee, and reports are made annually to the Artisan Funds board of directors. As a matter of policy, Artisan Funds and Artisan Partners do not compensate a broker or dealer for any promotion or sale of Artisan Funds shares by directing to the broker or dealer (i) securities transactions for an Artisan Funds portfolio; or (ii) any remuneration, including but not limited to any commission, mark-up, mark-down or other fee (or portion thereof) received or to be received from Artisan Funds’ portfolio transactions effected through any broker or dealer. Artisan Partners and Artisan Funds have adopted policies and procedures that are reasonably designed to prevent: (1) the persons responsible for selecting broker-dealers to effect transactions in portfolio securities transactions (for example, trading desk personnel) from taking into account, in making those decisions, broker-dealers’ promotional or sales efforts on behalf of Artisan Funds; and (2) Artisan Funds, Artisan Partners and Distributors from entering into any agreement or other understanding under which they direct or are expected to direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of the Funds’ shares. As part of such policies and procedures, Artisan Partners staff conduct periodic testing to determine if any significant correlation exists between sales of Artisan Funds shares by a broker and the direction of brokerage transactions on behalf of Artisan Funds portfolios to that broker (or an affiliate).

Effective July 1, 2003, a relatively small portion of the brokerage commissions generated by each Fund is directed to a broker in a commission recapture arrangement. Pursuant to those arrangements, the participating broker repays a portion of the commissions it receives, in cash, to the Fund generating the commission.

When selecting a broker-dealer or an ECN for a particular transaction, Artisan Partners may consider, among other factors, the value of research products or services furnished to Artisan Partners by those organizations. The types of research products and services Artisan Partners may receive include: research reports, subscriptions to financial publications and research compilations; compilations of securities prices, earnings, dividends and similar data; computer databases; quotation services; research-oriented computer software and services; services related to proxy voting, economic and other consulting services, and trade organization memberships. When Artisan Partners receives these items in return for client brokerage, it relieves Artisan Partners of the expense it would otherwise bear of paying for those items in cash, which may provide an incentive to Artisan Partners to select a particular broker-dealer or ECN that will provide it with research products or services. However, Artisan Partners chooses those broker-dealers it believes are best able to provide the best combination of net price and execution in each transaction.

In some instances, Artisan Partners may have an agreement or understanding with a broker-dealer or ECN that Artisan Partners will direct brokerage transactions to that broker-dealer or ECN generating not less than a stated dollar amount of commissions. In those instances, the obligations of Artisan Partners pursuant to that agreement or understanding may, in some transactions, be an important or determining factor in the selection of a broker-dealer or ECN, even if another broker-dealer or ECN might execute the same transaction on comparable terms. Artisan Partners enters into such an agreement with a broker-dealer only if, in the judgment of Artisan Partners, the benefits to clients, including the Funds, of the research products and/or services provided outweigh any potential disadvantages to clients. In other instances, Artisan Partners may have no agreement or understanding with a broker-dealer that provides research. Artisan Partners identifies those broker-dealers that have provided it with research products or services and the value of the research products or services they provided. Artisan Partners directs commissions generated by its clients’ accounts in the aggregate to those broker-dealers to ensure the continued receipt of research products and services Artisan Partners believes are useful.

In some instances, Artisan Partners receives from broker-dealers products or services that are used both in the investment research process and for administrative, marketing or other non-research purposes. In those cases, Artisan Partners makes a good faith effort to determine the proportion of such products or services which may be considered used for investment research. Only the portion of the costs of such products or services attributable to research usage is defrayed by Artisan Partners through brokerage commissions generated by client transactions. Artisan Partners pays the portion of the costs attributable to non-research usage of those products or services from its own funds.

Artisan Partners may use research products or services provided by broker-dealers or ECNs in servicing Artisan Partners’ account and the accounts of any or all of its clients, including the Funds, managed by the investment team(s) that use the research products or services. Artisan Partners may use step-outs to direct commissions to a broker-dealer that has provided research services to Artisan Partners and provides clearing and settlement services in connection with a transaction.

The research products and services received by Artisan Partners include both third-party research (in which the broker-dealer provides research products or services prepared by a third party) and proprietary research (in which the research products or services provided are prepared by the broker-dealer providing them). Artisan Partners uses only a limited percentage of its client brokerage dollars for soft dollar commitments for third-party research, but uses a greater percentage to acquire proprietary research.

Artisan Partners’ use of client brokerage to acquire research products and services is intended to qualify for the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 and may involve payment of agency commissions, compensation on certain riskless principal transactions, and any other securities transactions the compensation on which qualifies for safe harbor treatment.

With respect to each Fund’s purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, Artisan Partners also may consider the part, if any, played by the broker or dealer in bringing the security involved to Artisan Partners’ attention.

The following table shows the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in initial public offerings) paid by each Fund during the periods indicated. All amounts are rounded to the nearest dollar.

Fund	Fiscal Year Ended September 30, 2004	Fiscal Period Ended September 30, 2003	Fiscal Year Ended June 30, 2003	Fiscal Year Ended June 30, 2002
International Fund	$24,232,435	$5,896,799	$15,922,844	$19,639,625
International Small Cap Fund	2,071,560	482,176	747,503	207,961[1]
International Value Fund	419,465	18,461	38,264[2]	N/A
Mid Cap Fund	13,549,292	3,232,061	10,050,406	9,054,690
Mid Cap Value Fund	364,479	26,939	86,513	78,993
Small Cap Fund	918,650	167,324	735,616	1,039,700
Small Cap Value Fund	1,623,476	302,993	1,488,702	867,612

[1]	For the period from the Fund’s inception on December 21, 2001.
[2]	For the period from the Fund’s inception on September 23, 2002.

Effective September 30, 2003, Artisan Funds changed its fiscal year-end from June 30 to September 30. There were increases in the aggregate commissions paid by all of the Funds for the fiscal year ended September 30, 2004 compared to the fiscal period ended September 30, 2003 because the September 30, 2003 fiscal period comprised a shorter three-month period as compared to the twelve-month period of the September 30, 2004 fiscal year. Each Fund also paid greater aggregate commissions for the fiscal year ended September 30, 2004 compared to the fiscal year ended June 30, 2003. The increases in aggregate commissions paid by each Fund were due primarily to increases in net assets, and for International Fund, International Small Cap Fund and Mid Cap Value Fund, increases in each Fund’s portfolio turnover rate also contributed to the increase in aggregate commissions paid.

The following table shows the brokerage commissions paid by each Fund to brokers who furnished research services to the Fund or Artisan Partners, and the aggregate dollar amounts involved in those transactions, during the fiscal year ended September 30, 2004.

Fund	Fiscal Year Ended September 30, 2004
	Commissions Paid for Research	Related Aggregate Dollar Transaction Amount
International Fund	$17,849,457	$7,781,876,010
International Small Cap Fund	1,519,437	572,092,032
International Value Fund	286,353	125,128,030
Mid Cap Fund	10,144,843	6,213,346,182
Mid Cap Value Fund	286,872	254,501,255
Small Cap Fund	778,557	370,203,198
Small Cap Value Fund	1,071,903	554,327,845

During the fiscal year ended September 30, 2004, certain series of Artisan Funds acquired securities of the Funds’ regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act of 1940, as amended) or their parent entities. The following table lists the names of these brokers or dealers (or their parent entities) and the value of Artisan Funds’ aggregate holdings of the securities of such parties as of September 30, 2004.

Broker or Dealer	Aggregate Value of Securities Held Fiscal Year Ended September 30, 2004
UBS AG	$284,231,565
Credit Suisse Group	170,494,131
The Bear Stearns Companies Inc.	29,120,276
The Charles Schwab Corporation	0

Proxy Voting

The Funds have delegated responsibility for proxy voting to Artisan Partners. Artisan Partners votes proxies solicited by or with respect to the issuers of securities held by the Funds. When Artisan Partners votes a Fund’s proxy, the Fund’s economic interest as a shareholder is Artisan Partners’ primary consideration in determining how the proxy should be voted. Artisan Partners generally does not take into account interests of other stakeholders.

When making proxy voting decisions, Artisan Partners generally adheres to proxy voting guidelines that set forth Artisan Partners’ proxy voting positions on recurring issues and criteria for addressing non-recurring issues. Artisan Partners believes the guidelines, if followed, generally will result in the casting of votes in the economic best interests of the Funds as shareholders. The guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by the proxy administration and research services engaged by Artisan Partners. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Artisan Partners votes contrary to its general guidelines. In addition, due to the varying regulations, customs and practices of non-U.S. countries, Artisan Partners may vote contrary to its general guidelines in circumstances where such a vote would be inconsistent with local regulations, customs or practices.

In the following circumstances Artisan Partners may not vote a Fund’s proxy:

•	Artisan Partners has concluded that voting would have no identifiable economic benefit to the Fund, such as when the security is no longer held in the Fund’s portfolio or when the value of the portfolio holding is indeterminable or insignificant.

•	Artisan Partners has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting.

•	The Fund, as of the record date, has loaned the securities to which the proxy relates and Artisan Partners has concluded that it is not in the best interest of the Fund to recall the loan in order to vote the securities.

Artisan Partners may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on behalf of the Funds. Artisan Partners will be deemed to have a potential conflict voting proxies of an issuer if: (i) Artisan Partners manages assets for the issuer or an affiliate of the issuer and also recommends that the Funds invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Funds or an employee of Artisan Partners; (iii) Artisan Partners is actively soliciting that issuer or an affiliate of the issuer as a client and the Artisan Partners employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with an Artisan Partners employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners, or an employee of Artisan Partners, exists that may be affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy.

Artisan Partners’ proxy voting committee oversees the proxy voting process, reviews the proxy voting policy at least annually, develops the guidelines and grants authority to certain employees or services to vote proxies in accordance with the guidelines and otherwise performs administrative services relating to proxy voting. The proxy voting committee also makes determinations as to the votes to be cast with respect to each matter (a) with which Artisan Partners may be deemed to have a conflict, (b) for which the guidelines do not specify a particular vote and an investment team recommends a vote inconsistent with the vote recommended by Artisan Partners’ primary proxy service provider, and/or (c) for which an investment team recommends a vote that is not consistent with the guidelines. None of the members of the proxy voting committee is responsible for servicing existing Artisan Partners’ clients or soliciting new clients for Artisan Partners.

Artisan Partners has engaged a proxy service provider to (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners; (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities. Artisan Partners has also engaged a second proxy service provider to perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited.

Artisan Partners periodically compares (a) the number of shares voted by the proxy service provider with the holdings of the Funds as of a record date and (b) the votes cast with Artisan Partners’ standing and specific voting instructions. Artisan Partners uses reasonable efforts to determine the reasons for any discrepancies identified, and if such discrepancies are due to an administrative error of the proxy service provider, Artisan Partners works with such provider to minimize the risk of such errors in the future.

The Funds are required to file with the SEC their complete proxy voting record for the twelve-month period ending June 30, by no later than August 31 of each year. The Funds’ proxy voting record for the most recent twelve-month period ending June 30 is available by August 31 of each year (1) on the SEC’s website at www.sec.gov and (2) on the Funds’ website at www.artisanfunds.com.

Artisan Partners maintains a copy of any document generated by Artisan Partners or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision for no less than seven years, the first two years in an appropriate office of Artisan Partners.

Purchasing and Redeeming Shares

Purchases and redemptions are discussed in the prospectus under the headings “How to Buy Shares” and “How to Sell Shares.” In addition, you may, subject to the approval of Artisan Funds, purchase shares of a Fund with securities that are held in the Funds’ portfolio (or, rarely, with securities that are not currently held in the portfolio but that are eligible for purchase by that Fund (consistent with the Fund’s goal and investment process)) that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. Should Artisan Funds approve your purchase of a Fund’s shares with securities, Artisan Funds would follow its “Purchase In-Kind” procedures and would value the securities tendered in payment (determined as of the next close of regular session trading on the New York Stock Exchange after receipt of the purchase order) pursuant to Artisan Funds’ “Procedures for Valuation of Portfolio Securities” as then in effect. If you are interested in purchasing Fund shares with securities, call Artisan Funds at 1-800-344-1770.

Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund impose a 2% redemption fee when you sell or exchange shares owned for 90 days or less. In calculating the redemption fee, the Funds currently use the “first-in, first-out” method, but reserve the right, after notice to shareholders, to change that methodology.

Shares of each Fund may be purchased or redeemed through certain financial services companies, some of which may charge a transaction fee. Each Fund may authorize from time to time certain financial services companies, broker-dealers or their designees (“authorized agents”) to accept share purchase and redemption orders on its behalf. For purchase orders placed through an authorized agent, a shareholder will pay a Fund’s NAV per share (see “Net Asset Value” below) next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the NAV per share next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent and the Fund’s 2% redemption fee, if applicable.

Some investors may purchase shares of the Funds through an authorized agent or other financial services company that does not charge any transaction fees directly to those investors. However, such a company may charge a fee for accounting and shareholder servicing services provided by the company with respect to Fund shares held by the company for its customers. A Fund may pay a portion of those that is estimated to be not more than the estimated fees and expenses that the Fund would pay to its own transfer agent if the shares of the Fund held by such customers of the company were registered directly in their names on the books of the Fund’s transfer agent. The balance of those fees is paid by Artisan Partners. Artisan Partners also may pay certain authorized agents or financial services companies additional amounts to compensate such companies for marketing and distribution-related services.

Net Asset Value. Share purchase and redemption orders will be priced at a Fund’s net asset value next computed after such orders are received and accepted by: (i) the Fund; (ii) a broker-dealer or other financial services company (an “authorized agent”) authorized by the Fund to accept purchase and redemption orders on a Fund’s behalf; or (iii) such authorized agent’s designee. There is pending at the date of this Statement of Additional Information a rule proposal by the Securities and Exchange Commission that would require that all purchase and redemption requests be received by Artisan Funds, its primary transfer agent or a registered clearing agency by the time of calculation of net asset value on a day to receive that day’s price. That proposed rule, if made effective, would require termination of the authority of those authorized agents to accept orders on behalf of the Funds.

The net asset value of the shares of the Fund is determined as of the close of regular session trading on the New York Stock Exchange (“NYSE”) (usually 3:00 p.m., Central time, but sometimes earlier) each day the NYSE is open for regular session trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year’s Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the board of directors, net asset value of a Fund should be determined on any such day, in which case the determination will be made as of 3:00 p.m., Central time. The net asset value per share of a Fund (or of a class of shares of a Fund) is determined by dividing the value of all its securities and other assets, less liabilities attributable to the Fund (or class), by the number of shares of the Fund (or class) outstanding.

Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund generally invest a significant portion (and perhaps as much as substantially all) of their total assets in securities primarily traded outside the United States and each of the other Funds has the ability to invest up to 25% of its net assets at market value at time of purchase in non-U.S. securities. The markets in which non-U.S. securities trade are sometimes open on days when the NYSE is not open and the Funds do not calculate their net asset values, and sometimes are not open on days when the Funds do calculate their net asset values. Even on days on which both the foreign market and the NYSE are open, several hours may have passed between the time when trading in the foreign market closed and the NYSE closes and the Funds calculate their net asset values.

Portfolio securities and assets are valued chiefly by quotations from the primary market in which they are traded. When reliable market quotations are not readily available, securities are priced at a fair value, calculated according to procedures adopted by the board of directors. Reliable market quotations may be considered not to be readily available, and a Fund may therefore use fair value pricing, if, in the opinion of the valuation committee, the value of a security the Fund holds is materially affected by events occurring after the close of the primary market or exchange on which the security is traded but before the time as of which the NAV is calculated. The Funds have retained a third party service provider to assist in determining estimates of fair values for foreign securities. This service utilizes statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value. When fair value pricing is employed, the value of a portfolio security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Estimates of fair value utilized by the Funds as described above may differ from the value realized on the sale of those securities and the differences may be material to the net asset value of the applicable Fund.

Although each Fund intends to pay all redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because each Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or one percent of a Fund’s net assets represented by such share class during any 90-day period. Redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions are made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

Each Fund reserves the right to suspend or postpone redemptions of its shares during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, if the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

The Funds have adopted a policy regarding the correction of any error in the computation of NAV in accordance with guidance provided by the staff of the SEC. When an error is discovered, the difference between the originally computed (erroneous) NAV and the correct NAV is calculated. If the difference is equal to or less than one cent per share, the error is deemed immaterial and no action is taken. If the difference is greater than one cent per share, the following actions are taken:

Amount of Difference	Action Taken
< ½ of 1% of the originally computed NAV	The Fund determines whether it has incurred a loss or a benefit. If the Fund has either paid excessive redemption proceeds or received insufficient subscription proceeds (“fund loss”), the party responsible for the error is expected to reimburse the Fund for the amount of the loss. If the Fund has received a benefit from the error, no action is taken.

= or > ½ of 1% of the originally computed NAV

If any shareholder has sustained a loss exceeding $10, the Fund or the party responsible for the error is expected to pay the shareholder any additional redemption proceeds owed and either refund excess subscription monies paid or credit the shareholder’s account with additional shares as of the date of the error.

Either the responsible party or the individual shareholders who experienced a benefit as a result of the error are expected to reimburse the Fund for any fund losses attributable to them.

Additional Tax Information

Artisan Funds intends for each Fund to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and thus not be subject to federal income taxes on amounts which it distributes to shareholders. If any of the Funds should fail to qualify for pass-through tax treatment under Subchapter M, then it would be required to pay taxes on any income and realized capital gains, reducing the amount of income and realized capital gains that would otherwise be available for distribution to the Fund’s shareholders.

Your distributions will be taxable to you whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but that was declared in October, November or December of the prior calendar year is deemed paid as of December 31 of the prior calendar year.

You will be subject to income tax at ordinary rates on income dividends and distributions of net short-term capital gain, except as described below with respect to “qualified dividend income.” Net short-term gain distributed by a Fund does not retain its character; it is taxable to shareholders as ordinary income and may not be set off against other capital losses. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of the length of time you have held your shares. Long-term gains are those derived from securities held by a Fund for more than one year.

The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”) reduced the maximum tax rate on long-term capital gains of noncorporate investors from 20% to 15%. The Act also reduced to 15% the maximum tax rate on “qualified dividend income” received by noncorporate shareholders who satisfy certain holding period requirements. In the case of a Fund, which qualifies as a regulated investment company for tax purposes, the amount of dividends that may be eligible for the reduced rate may not exceed the amount of aggregate qualifying dividends received by that Fund. To the extent a Fund distributes amounts of dividends, including capital gain dividends, that the Fund determines are eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. Without further legislative change, the rate reductions enacted by the Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2009.

You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

If you realize a loss on the sale of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

A Fund may be required to withhold federal income tax (“backup withholding”) from certain payments to you, generally redemption proceeds and payments of dividends and distributions. Backup withholding may be required if:

•	You fail to furnish your properly certified social security or other tax identification number;

•	You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;

•	You fail to certify that you are a U.S. Person (including a U.S. resident alien); or

•	The IRS informs the Fund that your tax identification number is incorrect.

As modified by the Act, the backup withholding percentage is 28% for amounts paid through 2010, when the percentage will increase to 31% unless amended by Congress.

The backup withholding certifications are contained in the application that you complete when you open your Fund account. Artisan Funds must promptly pay the IRS all amounts withheld. Therefore, it usually is not possible for Artisan Funds to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

The Funds may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies (“PFICs”). In addition to bearing their proportionate share of a Fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of PFICs. Capital gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, a Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, regardless of whether such income and gains are distributed to shareholders.

In accordance with tax laws, each Fund intends to treat securities issued by a PFIC as sold on the last day of the Fund’s fiscal year and recognize any gains for tax purposes at that time; losses may be recognized to the extent of any gains recognized. Such gains will be considered ordinary income that the Fund will be required to distribute even though it has not sold the security and received cash to pay such distributions.

A Fund’s transactions in foreign currencies may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Foreign currency gains and losses are taxable as ordinary income. If the net effect of these transactions is a gain, the income dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid by the Fund will be decreased.

If more than 50% of the value of a Fund’s total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the Fund. Artisan Partners will consider the value of the benefit to a typical shareholder, the cost to a Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder’s ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by a Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Each of Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund intends to meet the requirements of the Code to pass through to its shareholders foreign income taxes paid, but there can be no assurance that it will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund, if the foreign taxes paid by the Fund will pass through for that year, and if so, the amount of each shareholder’s pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund’s gross income from foreign sources. Shareholders who are not liable for federal income taxes, including retirement plans qualified under Section 401 of the Code, will not be affected by any such pass through of foreign tax credits. The other Funds do not expect to be able to pass through foreign tax credits.

The discussion of taxation above is not intended to be a full discussion of income tax laws and their effect on shareholders. You are encouraged to consult your own tax advisor. The foregoing information applies to U.S. shareholders. U.S. citizens residing in a foreign country should consult their tax advisors as to the tax consequences of ownership of Fund shares.

Custodian and Transfer Agent

State Street Bank & Trust Company (“State Street”), 66 Brooks Drive, Braintree, MA 02184, acts as custodian of the securities and other assets of the Funds. State Street is responsible for, among other things, safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. State Street also performs transfer agency, dividend paying agency and portfolio accounting services for the Funds. State Street is not an affiliate of Artisan Partners or its affiliates. State Street is authorized to deposit securities in securities depositories for the use of services of sub-custodians.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 875 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202, serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm provides services including (i) an audit of the annual financial statements; (ii) assistance and consultation in connection with Securities and Exchange Commission filings; and (iii) preparation of the annual income tax returns filed on behalf of the Funds.

Financial Statements

The financial statements for the Funds for the fiscal year ended September 30, 2004, the notes thereto and the reports of Ernst & Young LLP thereon, are incorporated herein by reference from the Funds’ (Investor Shares) annual report to shareholders.

APPENDIX

DESCRIPTION OF BOND RATINGS

A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Fund’s investment adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of rating used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s, a division of The McGraw-Hill Companies (“S&P”).

Ratings by Moody’s

Aaa—Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa—Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa bonds.

A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

A-1

Ba—Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P Ratings

AAA—Bonds rated AAA have the highest rating. The obligor’s capacity to meet its financial commitment on the bond is extremely strong.

AA—Bonds rated AA differ from AAA bonds only in small degree. The obligor’s capacity to meet its financial commitment on the bond is very strong.

A—Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the bond is still strong.

BBB—Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the bond.

BB—B—CCC—CC and C—Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation among such bonds and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

A-2

PART C

OTHER INFORMATION

ITEM 23. Exhibits

Exhibit Number	Description
(a)(1)	Amended and Restated Articles of Incorporation of the Registrant. (a)

(a)(2)	Articles of Amendment dated October 12, 1995. (a)

(a)(3)	Articles of Amendment dated January 16, 1997. (b)

(a)(4)	Articles of Amendment dated April 10, 1997. (c)

(a)(5)	Articles of Amendment dated June 5, 1997. (d)

(a)(6)	Articles of Amendment dated April 27, 2000. (e)

(a)(7)	Articles of Amendment dated June 29, 2000. (n)

(a)(8)	Articles of Amendment dated November 29, 2000. (g)

(a)(9)	Articles of Amendment dated August 30, 2001. (h)

(a)(10)	Articles of Amendment dated June 5, 2002. (j)

(b)	Bylaws, as amended and restated.

(c)	None. (Registrant does not issue share certificates.)

(d)(1)	Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Small Cap Fund. (a)

(d)(2)	Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan International Fund. (a)

(d)(3)	Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Mid Cap Fund. (c)

(d)(4)	Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Small Cap Value Fund. (f)

(d)(5)	Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Mid Cap Value Fund. (h)

(d)(6)	Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan International Small Cap Fund. (j)

(d)(7)	Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan International Value Fund. (l)

Exhibit Number	Description
(e)(1)	Distribution Agreement between the Registrant and Artisan Distributors LLC. (f)

(e)(2)	Notification to Distributor regarding addition of Artisan Mid Cap Value Fund. (h)

(e)(3)	Notification to Distributor regarding addition of Artisan International Small Cap Fund. (j)

(e)(4)	Notification to Distributor regarding addition of Artisan International Value Fund. (l)

(f)	None.

(g)(1)	Custodian Agreement and Accounting Services Agreement between the Registrant and State Street Bank and Trust Company. (a)

(g)(2)	Notification to Custodian regarding addition of Artisan Mid Cap Fund. (c)

(g)(3)	Notification to Custodian regarding addition of Artisan Small Cap Value Fund. (d)

(g)(4)	Amendment No. 1 to Custodian Agreement. (f)

(g)(5)	Notification to Custodian regarding addition of Artisan Mid Cap Value Fund. (h)

(g)(6)	Notification to Custodian regarding addition of Artisan International Small Cap Fund. (j)

(g)(7)	Notification to Custodian regarding addition of Artisan International Value Fund. (n)

(g)(8)	Amendment No. 2 to Custodian Agreement. (n)

(h)(1)	Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company. (i)

(h)(2)	Notification to Transfer Agent regarding addition of Artisan International Small Cap Fund. (j)

(h)(3)	Notification to Transfer Agent regarding addition of Artisan International Value Fund. (m)

(h)(4)	Letter agreement dated July 24, 2002 between the Registrant and State Street Bank and Trust Company. (n)

(h)(5)	Amendment No. 1 to Transfer Agency and Service Agreement. (o)

(h)(6)	October 1, 2003 amendment to letter agreement dated July 24, 2002 between the Registrant and State Street Bank and Trust Company.

(i)(1)	Opinion and consent of Bell, Boyd & Lloyd LLC relating to Artisan Small Cap Fund and Artisan International Fund. (a)

(i)(2)	Opinion and consent of Bell, Boyd & Lloyd LLC relating to Artisan International Fund – Institutional Shares. (b)

Exhibit Number	Description

(i)(3)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Mid Cap Fund. (c)

(i)(4)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Small Cap Value Fund. (d)

(i)(5)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Mid Cap Fund – Institutional Shares. (e)

(i)(6)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Mid Cap Value Fund – Investor Shares. (g)

(i)(7)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan International Small Cap Fund – Investor Shares. (h)

(i)(8)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan International Value Fund-Investor Shares. (k)

(i)(9)	Consent of Bell, Boyd & Lloyd LLC.

(i)(10)	Consent of Godfrey & Kahn, S.C.

(j)(1)	Consent of Ernst & Young LLP.

(k)	None.

(l)	Subscription Agreement between the Registrant and Andrew A. Ziegler and Carlene Murphy Ziegler relating to Artisan Small Cap Fund. (a)

(m)	None.

(n)	Multiple Class Plan pursuant to Rule 18f-3 for Artisan International Fund and Artisan Mid Cap Fund. (e)

(p)(1)	Artisan Funds, Inc. Code of Ethics for Independent Directors.

(p)(2)	Artisan Funds, Inc., Artisan Partners Limited Partnership, Artisan Distributors LLC Code of Ethics and Policy and Procedures to Prevent Misuse of Inside Information.

(a)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 3 to Registrant’s registration statement, Securities Act file number 33-88316 (the “Registration Statement”), filed on November 27, 1995.
(b)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 5 to the Registration Statement, filed on January 21, 1997.
(c)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 6 to the Registration Statement, filed on April 11, 1997.

(d)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 7 to the Registration Statement, filed on June 6, 1997.
(e)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 12 to the Registration Statement, filed on April 28, 2000.
(f)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 13 to the Registration Statement, filed on October 31, 2000.
(g)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 14 to the Registration Statement, filed on November 30, 2000.
(h)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 16 to the Registration Statement, filed on September 4, 2001.
(i)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 17 to the Registration Statement, filed on October 29, 2001.
(j)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 18 to the Registration Statement, filed on June 6, 2002.
(k)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 19 to the Registration Statement, filed on June 7, 2002.
(l)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 20 to the Registration Statement, filed on August 21, 2002.
(m)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 21 to the Registration Statement, filed on October 29, 2002.
(n)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 22 to the Registration Statement, filed on September 26, 2003.
(o)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 23 to the Registration Statement, filed on January 28, 2004.

ITEM	24. Persons Controlled by or Under Common Control With Registrant.

The Registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the Registrant within the meaning of this item. The information in the statement of additional information under the caption “Principal Shareholders” is incorporated herein by reference.

ITEM	25. Indemnification.

Article VIII of Registrant’s Amended Articles of Incorporation (Exhibits (a)(1) through (a)(9), which are incorporated herein by reference) provides that the Registrant shall indemnify and advance expenses to its currently acting and its former directors and officers to the fullest extent that indemnification of directors and officers is permitted by the Wisconsin Statutes, and the Board of Directors may by bylaw, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Wisconsin Statutes; provided however, that nothing therein shall be construed to protect any director or officer of the Registrant against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant will not advance attorneys’ fees or other expenses incurred by the person to be indemnified unless the Registrant shall have received an undertaking by or on behalf of such person to repay the advance unless it is ultimately determined that such person is entitled to indemnification and one of the following conditions shall have occurred: (i) such person shall provide security for his undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall have determined that based on a review of readily available facts there is reason to believe that such person ultimately will be found entitled to indemnification.

Registrant and its directors and officers are insured under policies of insurance maintained by Registrant, within the limits and subject to the limitations of the policies, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such directors or officers. The policies expressly exclude coverage for any director or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

ITEM	26. Business and Other Connections of Investment Adviser.

The information in the prospectus under the caption “Organization, Management & Management Fees” and in the statement of additional information under the caption “Investment Advisory Services” is incorporated herein by reference. For a description of other business, profession, vocation or employment of a substantial nature in which any general partner, managing general partner, director or officer of Artisan Partners Limited Partnership has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the information under the caption “Directors and Officers” in the statement of additional information.

ITEM	27. Principal Underwriters.

(a)	Artisan Distributors LLC acts as principal underwriter for Artisan Funds.

(b)

Name	Positions and Offices with Underwriter	Positions and Offices with Fund
Andrew A. Ziegler	Chairman, President and Principal	Director and President

Michael C. Roos	Vice President and Principal	Vice President

Lawrence A. Totsky	Chief Financial Officer, Vice President, Treasurer and Principal	Chief Financial Officer and Treasurer

Janet D. Olsen	Vice President, Secretary and Principal	General Counsel and Secretary

Brooke J. Billick	Chief Compliance Officer and Principal	Chief Compliance Officer

Gregory K. Ramirez	Assistant Treasurer and Principal	Assistant Secretary and Assistant Treasurer

Sarah A. Johnson	Registered Representative and Principal	Assistant Secretary

The principal business address of each officer of Artisan Distributors LLC is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

(c)	There are no commissions or other compensation received from the Registrant directly or indirectly, by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of an affiliated person.

ITEM	28. Location of Accounts and Records.

(1)	State Street Bank & Trust Company
66 Brooks Drive
Braintree, MA 02184
Rule 31a-1(a); Rule 31a-1(b)(1), (2), (3), (5), (6), (7), (8)

(2)	Artisan Partners Limited Partnership (on its own behalf,
or on behalf of Artisan Funds, Inc. or Artisan Distributors LLC)
875 East Wisconsin Avenue, Suite 800
Milwaukee, Wisconsin 53202
Rule 31a-1(a); Rule 31a-1(b)(4), (9), (10), (11);
Rule 31a-1(d); Rule 31a-1(f); Rule 31a-2(a)(1), (2), (3), (4), (5);
Rule 31a-2(c); Rule 31a-2(e)

ITEM	29. Management Services.

Not applicable.

ITEM	30. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin on the day of November 30, 2004.

ARTISAN FUNDS, INC.

By	/s/ Andrew A. Ziegler
Andrew A. Ziegler
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title		Date
/s/ Andrew A. Ziegler	Director and President	)
Andrew A. Ziegler	(principal executive officer))
)
/s/ Carlene Murphy Ziegler	Director and Vice President	)
Carlene Murphy Ziegler		)
)
/s/ David A. Erne	Director	)
David A. Erne		)
		)	November 30, 2004
/s/ Thomas R. Hefty	Director	)
Thomas R. Hefty		)
)
/s/ Jeffrey A. Joerres	Director	)
Jeffrey A. Joerres		)
)
/s/ Patrick S. Pittard	Director	)
Patrick S. Pittard		)
)
/s/ Howard B. Witt	Director	)
Howard B. Witt		)
)
/s/ Lawrence A. Totsky	Chief Financial Officer and	)
Lawrence A. Totsky	Treasurer	)
	(principal financial and	)
accounting officer))

Index of Exhibits Filed with this Registration Statement

Exhibit Number	Description
(b)	Bylaws, as amended and restated.

(h)(6)	October 1, 2003 amendment to letter agreement dated July 24, 2002 between the Registrant and State Street Bank and Trust Company.

(i)(9)	Consent of Bell, Boyd & Lloyd LLC.

(i)(10)	Consent of Godfrey & Kahn, S.C.

(j)(1)	Consent of Ernst & Young LLP.

(p)(1)	Artisan Funds, Inc. Code of Ethics for Independent Directors.

(p)(2)	Artisan Funds, Inc., Artisan Partners Limited Partnership, Artisan Distributors LLC Code of Ethics and Policy and Procedures to Prevent Misuse of Inside Information.